As filed with the Securities and Exchange Commission on June 1, 2026

Securities Act Registration No. 333-281651

Investment Company Registration No. 811-23995

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

FORM N-2

__________________________________________

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.
and/or
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 2

__________________________________________

ISQ OPENINFRA INCOME FUND
(Exact Name of Registrant as Specified in Charter)

__________________________________________

600 Brickell Avenue, Penthouse
Miami, FL 33131
(Address of Principal Executive Offices)

(786) 693-5700
(Registrant’s Telephone Number, Including Area Code)

Zvi Dubitzky
ISQ OpenInfra Registered Advisor LLC
600 Brickell Avenue, Penthouse
Miami, FL 33131
(Name and Address of Agent for Service)

__________________________________________

With a copy to:

Benjamin Wells, Esq.
Jonathan H. Gaines, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

__________________________________________

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act. immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on (date) pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED JUNE 1, 2026

ISQ OPENINFRA INCOME FUND

CLASS I COMMON SHARES
CLASS D COMMON SHARES
CLASS S COMMON SHARES

____________________________

[•], 2026

The Fund.    ISQ OpenInfra Income Fund (the “Fund”, “we”, “our” or “us”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. ISQ OpenInfra Registered Advisor LLC, a Delaware limited liability company (the “Adviser”) serves as the investment adviser to the Fund and is responsible for making investment decisions for the Fund’s portfolio. The Adviser is an affiliate of I Squared Capital Advisors (US) LLC (together with its affiliates, including the Adviser, “ISQ”) and is led by substantially the same investment personnel as ISQ. As such, the Adviser has access to the broader resources of ISQ, subject to ISQ’s policies and procedures regarding the management of conflicts of interest. Accordingly, the term “ISQ” may be used when describing advisory services and resources. The Fund seeks to provide investors with access to ISQ’s proprietary wealth platform, ISQ OpenInfra, in a structure that allows for continuously offered common shares, while seeking to offer periodic liquidity to investors and the transparency of a fund registered under the 1940 Act.

Investment Objective and Strategies.    The Fund’s investment objective is to seek to generate current income and, to a lesser extent, to provide long-term capital appreciation. In pursuing its investment objective, the Fund expects to primarily invest in credit securities, but may also invest in equity and equity-like securities. The Fund may act as a co-investor alongside other ISQ affiliates, funds, clients and accounts, subject to compliance with the 1940 Act.

“Infrastructure Investments” comprise direct or indirect investments in credit (such as preferred stock, warrants, or “convertible instruments,” which are credit instruments that may be converted into or exchanged for equity) and equity (such as common stock and other equity and equity-linked securities) in companies and entities that, at the time of investment, derive at least 50% of their revenue or profits from the ownership, operation, financing, or servicing of (i) infrastructure assets or (ii) businesses that own, operate, finance, or service assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition. The Fund may invest in Infrastructure Investments directly or indirectly through investment vehicles, including but not limited to unaffiliated mutual funds and exchange-traded funds (“ETFs”). The Fund defines infrastructure as assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition. The Fund expects to seek investments in the energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure sectors, which the Adviser believes have the potential for attractive risk-adjusted returns.

The Fund generally expects to focus on the middle market, but may also target larger investments. The Adviser considers the middle market to encompass investments where (i) the investment opportunity is less than $500 million or (ii) the earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the underlying portfolio company is less than $150 million. The Fund will focus on senior secured investment grade and below investment grade credit securities, targeting a variety of bespoke Infrastructure Investments including construction financing, acquisition financing, liquidity and growth capital, refinancing, recapitalization and restructuring opportunities. Senior secured loans are situated at the top of the capital structure and typically have the first claim on the assets and cash flows of a company. Below investment grade credit securities, including ungraded securities with similar quality and characteristics, are often referred to as “junk” or “high yield” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — Risks Related to the Fund’s Credit Investments — Below Investment Grade Securities” herein. The Fund expects to deploy its capital primarily in issuers located in member states of the Organisation of Economic Co-operation and Development (“OECD”), principally in North America and Europe, and, to a lesser extent, in selected growth economies in Asia and Latin America (also referred to as emerging markets), including issuers whose assets or operations are located, as determined by the Adviser, primarily in jurisdictions that are not OECD member states. The Adviser may utilize derivatives to hedge exposure to variability in interest rates and currency exchange rates.

The Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short term investments, mutual funds and listed companies such as ETFs and master-limited partnerships (“MLPs”).

Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Infrastructure Investments (the “80% Policy”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Infrastructure Investment or special purpose vehicles controlled by unaffiliated general partners that will acquire an Infrastructure Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% policy. The Fund may change the 80% Policy without the approval of the Fund’s shareholders (the “Shareholders”) upon at least 60 days’ prior written notice to Shareholders. This 80% policy is a non-fundamental policy and may be changed by the Fund without a Shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a tender offer and such tender offer is not oversubscribed. The Fund may invest up to 20% of its net assets (plus borrowings for investment purposes) in investments other than Infrastructure Investments.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the infrastructure industry. This concentration policy is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Fund has received exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of ISQ, including the Adviser, and certain public or private funds managed by ISQ and its affiliates, subject to certain terms and conditions.

Investing in the Fund’s common shares of beneficial interest (“Shares”) involves certain risks. See “Risks” beginning on page 42 of this Prospectus.

	Offering Price(1)	Sales Load(2)	Proceeds to Fund
Class I Shares, per share	Current NAV	None	Current NAV
Class D Shares, per share	Current NAV	None	Current NAV
Class S Shares, per share	Current NAV	None	Current NAV

____________

(1)      The Shares are or will be continuously offered each month at an offering price equal to net asset value (“NAV”) per share measured on the last business day of each calendar month.

(2)      The differences among the Shares relate to ongoing distribution and shareholder servicing fees (the “Distribution and Servicing Fees”). In addition, although no upfront sales load will be paid with respect to the Shares, if you buy Class D Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including front-end placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 2.00% and 3.50% cap on NAV for Class D Shares and Class S Shares, respectively. See “Purchasing Shares” for additional information.

Simultaneously with the commencement of the Fund’s continuous public offering “Commencement of Operations”), it is intended that ISQ Credit Access Fund, L.P. (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is ISQ Credit Access GP, LLC.

The Proposed Reorganization is subject to approval by the Fund’s Board of Trustees (the “Board”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its Shares in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of Infrastructure Investments.

Repurchases.    The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•        The Fund has no operating history.

•        Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust. See “Redemptions, Repurchases and Transfers of Shares — Transfers of Shares.” Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for Shares or shares of any other fund. See “Repurchase of Shares” herein. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. An investment in the Fund is considered illiquid.

•        Shares are speculative and involve a high degree of risk, including the risks associated with leverage. See “Risks” herein.

•        The amount of distributions that the Fund may pay, if any, is uncertain.

•        The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

•        The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a Shareholder’s Shares, such that when a Shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price.

•        The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund that you should know, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated [•], 2026, as may be amended from time to time (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the

SAI, free copies of the Fund’s annual and semi-annual reports to Shareholders, and additional information about the Fund by calling [•], by writing to [•] or visiting the Fund’s website at [•]. The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Website Disclosure

The Fund’s website at [•] contains additional information about the Fund, but the contents of the website are not incorporated by reference into or otherwise a part of this Prospectus. From time to time, the Fund may use its website as a distribution channel for Fund information. This Prospectus, however, is the primary source for current, material information about the Fund.

i

Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.”

The Fund

ISQ OpenInfra Income Fund (the “Fund”, “we”, “our” or “us”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. ISQ OpenInfra Registered Advisor LLC, a Delaware limited liability company (the “Adviser”) serves as the investment adviser to the Fund and is responsible for making investment decisions for the Fund’s portfolio. The Adviser is an affiliate of I Squared Capital Advisors (US) LLC (together with its affiliates, including the Adviser, “ISQ”) and is led by substantially the same investment personnel as ISQ. As such, the Adviser has access to the broader resources of ISQ, subject to ISQ’s policies and procedures regarding the management of conflicts of interest. Accordingly, the term “ISQ” may be used when describing advisory services and resources. The Fund seeks to provide investors with access to ISQ’s proprietary wealth platform, ISQ OpenInfra, in a structure that allows for continuously offered common shares, while seeking to offer periodic liquidity to investors and the transparency of a fund registered under the 1940 Act.

The Fund is a Delaware statutory trust that intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The words “we,” “us” and “our” refer to ISQ OpenInfra Income Fund unless the context requires otherwise.

Market Opportunity

ISQ believes that global infrastructure credit represents an attractive and growing opportunity for those investors, such as ISQ, with specialized skills and resources to source, select and execute transactions offering attractive risk-adjusted returns. ISQ believes the infrastructure credit market is currently supported by solid fundamentals and positive trends, including:

• A stable asset class that has historically been less volatile than corporate credit;
• Historically low correlation with the performance of other asset classes;
• Substantial infrastructure capital requirements provide numerous investment opportunities;

•   Refinancing pressure from a “debt maturity wall” where a large portion of infrastructure debt is coming due for repayment in a relatively short period of time, which provides a market opportunity for alternative lenders to extend debt to infrastructure businesses;

• An increase in infrastructure companies backed by private equity firms or other institutional investors; and
• A shift toward alternative sources of capital funding, beyond banks.

In addition to the above industry fundamentals and positive trends, traditional lenders, including banks, are gradually scaling back their lending in the infrastructure sector. ISQ believes that regulatory changes and structural limitations are constraints to the amount of capital available to many infrastructure companies. Historically, many commercial banks have been the principal source of debt for infrastructure assets. While ISQ expects banks will continue to play a significant role in larger, more straightforward, transactions, ISQ believes post-financial crisis bank regulation and stricter lending criteria have limited, and are expected to continue to limit, the universe of infrastructure companies and projects that can access commercial banks as a source of capital.

ISQ believes that the Fund may provide investors with potential long-term portfolio benefits typically found in Infrastructure Investments that can make a strategy resilient in any economic environment:

•   Income:    Cash-flowing assets may provide a consistent yield.

•   Potential Downside Protection:    Infrastructure Investments are often highly regulated and operated under long-term contracts, which may serve to mitigate price and volume risk and provide a steady cash flow.

•   Potential Inflation Protection:    Infrastructure Investments often have built-in inflation protection through adjustable pricing due to the essential nature of the underlying business.

•   Low Correlation to Other Asset Classes:    Infrastructure Investments are unique return drivers because they are historically less correlated to traditional asset classes.

Who May Want to Invest

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The Fund seeks to provide investors with exposure to Infrastructure Investments by investing primarily in investment grade and below investment grade credit securities, targeting a variety of bespoke Infrastructure Investments including construction financing, acquisition financing, liquidity and growth capital, refinancing, recapitalization and restructuring opportunities. ISQ believes that the Fund may provide investors with the potential long-term portfolio benefits typically found in Infrastructure Investments that have the potential to be resilient in various economic environments. The Fund may be an appropriate investment for long-term investors who are seeking exposure to:

• what the Adviser believes to be a portfolio of high-quality Infrastructure Investments with the transparency of a registered investment company;

•   Infrastructure Investments that are intended to have stable cash-flow (i.e., predictable revenues) supported by regulatory frameworks or long-term contracts with highly creditworthy counterparties; and

• the assets with potential opportunity for long-term capital appreciation.

Investment Objective

The Fund’s investment objective is to seek to generate current income and, to a lesser extent, to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy and Guidelines

The Fund seeks to achieve its investment objective by investing across a broad spectrum of Infrastructure Investments exhibiting characteristics such as long-term useful life, stable cash flow, strong regulatory framework and operational maturity. The Fund expects to primarily invest in credit securities, but may also invest in equity and equity-like securities. We believe that these assets are generally less susceptible to short-term economic fluctuation while generating income and the potential for capital appreciation, creating attractive risk-adjusted returns. The Fund defines “risk-adjusted returns” as an investment’s return after taking into account the degree of risk that was taken to achieve it. In addition, the Fund intends to invest in Infrastructure Investments that it believes have a low correlation to each other such that the performance of one portfolio asset would be expected to have little or limited impact on the performance of another. The Fund expects to seek investments in the energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure sectors, which the Adviser believes have the potential for attractive risk-adjusted returns. The Fund expects to invest in Infrastructure Investments as a co-investor with other ISQ affiliates, funds, clients and accounts, subject to compliance with the 1940 Act.

“Infrastructure Investments” comprise direct or indirect investments in credit (such as preferred stock, warrants, “convertible instruments,” which are credit instruments that may be converted into or exchanged for equity) and equity (such as common stock and other equity and equity-linked securities) in companies and entities that, at the time of investment, derive at least 50% of their revenue or profits from the ownership, operation, financing, or servicing of (i) infrastructure assets or (ii) businesses that own, operate, finance, or service assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition. The Fund may invest in Infrastructure Investments directly or indirectly through investment vehicles, including but not limited to unaffiliated mutual funds and exchange-traded funds (“ETFs”). The Fund defines infrastructure as assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition.

The Fund generally expects to focus on the middle market, but may also target larger issuers. The Adviser considers the middle market to encompass investments where (i) the investment opportunity is less than $500 million or (ii) the earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the underlying portfolio company is less than $150 million. The Fund will focus on senior secured investment grade and below investment grade credit securities, targeting a variety of bespoke Infrastructure Investments including construction financing, acquisition financing, liquidity and growth capital, refinancing, recapitalization and restructuring opportunities. Senior secured loans are situated at the top of the capital structure and typically have the first claim on the assets and cash flows of a company. Below investment grade credit securities, including ungraded securities with similar quality and characteristics, are often referred to as “junk” or “high yield” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — Risks Related to the Fund’s Credit Investments — Below Investment Grade Securities” herein. The Fund expects to deploy its capital primarily in issuers located in member states of the Organisation of Economic Co-operation and Development (“OECD”), principally in North America and Europe, and, to a lesser extent, in selected growth economies in Asia and Latin America (also referred to as emerging markets), including issuers whose assets or operations are located, as determined by the Adviser, primarily in jurisdictions that are not OECD member states. The Adviser may utilize derivatives to hedge exposure to variability in interest rates and currency exchange rates.

The Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short term investments, mutual funds and listed companies such as ETFs and master-limited partnerships (“MLPs”).

ISQ’s investment philosophy focuses on two key goals: valuation creation and downside mitigation. To facilitate these, ISQ uses a systematic and comprehensive proprietary framework for evaluating risk-adjusted return (the “Risk Model”), which is adjusted to apply a consistent approach when comparing assets across various industries and geographies. The Risk Model has been constructed to evaluate Infrastructure Investments and determine, in the Adviser’s view, whether such Infrastructure Investments are well-structured and aligned with the Fund’s risk profile.

ISQ has expertise in structuring complex transactions across difficult parts of the capital structure, with a strong focus on minimizing losses and preserving capital. Consistent with overarching value creation and risk management frameworks, the Fund seeks to lend to companies that exhibit some or all of the following characteristics, which the Adviser believes may mitigate risks against significant losses:

• Stable and clear regulation and policy framework;
• High barriers to entry and low price elasticity;
• A solid operational structure with potential for growth;
• Limited impact from economic downturns and low income elasticity (e.g., demand is relatively unresponsive to changes in income);
• Long-term assets, typically held for ten years or more;
• Stable cash flows with inflation protection;
• Positive long-term trends such as growing populations that provide downside mitigation;
• Strong management teams with the necessary resources and experience to successfully implement their business plan; and

•   Efforts to consider financially material environmental, social, and governance (“ESG”) considerations into its investment strategy for certain investments. The Fund does not favor one element over another; instead, it takes a balanced approach, assessing all three ESG components. At the pre-investment stage, financially material ESG risks and opportunities may be assessed by the Fund’s investment team and supported by ISQ’s ESG specialist in conjunction with external specialist advisors, where appropriate. ESG diligence findings are factored into the investment decision, but ESG considerations would not be a sole determining factor in any investment decisions for the Fund. ESG considerations do not change the Fund’s investment objectives, exclude specific types of companies or investments or constrain the Fund’s investable universe. The Adviser’s assessment includes an evaluation of financially material ESG considerations using, where relevant, market frameworks and third-party data as available, but the ESG analysis will be limited by the availability of information regarding potential or existing investments. The Fund may invest in companies that do not have ESG policies. ISQ’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors.

Infrastructure assets and businesses may fall under several sectors, including, but not limited to, renewable and energy (e.g., solar, wind and battery storage), environmental and utilities (e.g., waste and water management, regulated utilities, and smart meters), transportation and logistics (logistics and ancillary services, ports and intermodal activities and electric vehicles), digital infrastructure (e.g., communication towers, fiber and broadband networks, and data centers), and social infrastructure (e.g., skilled nursing care, healthcare and education).

Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Infrastructure Investments (the “80% Policy”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Infrastructure Investments or special purpose vehicles controlled by unaffiliated general partners that will acquire an Infrastructure Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% policy. The Fund may change the 80% Policy without the approval of the Fund’s shareholders (the “Shareholders”) upon at least 60 days’ prior written notice to Shareholders. This 80% policy is a non-fundamental policy and may be changed by the Fund without a Shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a tender offer and such tender offer is not oversubscribed. The Fund may invest up to 20% of its net assets (plus borrowings for investment purposes) in investments other than Infrastructure Investments.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the infrastructure industry. This concentration policy is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Fund has received exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of ISQ, including the Adviser, and certain public or private funds managed by ISQ and its affiliates, subject to certain terms and conditions.

Use of Subsidiaries

Certain investments of the Fund will be held in wholly-owned and controlled subsidiaries (the “Investment Subsidiaries”) which are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. In addition, the Fund may engage in borrowings through a wholly-owned and controlled subsidiary (the “Financing Subsidiary”; together with the Investment Subsidiaries, the “Subsidiaries”), which acts as the borrower of a revolving credit facility. If the Fund borrows through a Financing Subsidiary, the Fund will comply with Section 18 of the 1940 Act and treat the Financing Subsidiary’s debt as the Fund’s own for purposes of this section. If the Subsidiaries have an investment adviser, the Fund will ensure such adviser complies with Section 15 of the 1940 Act as if it were an investment adviser to the Fund pursuant to Section 2(a)(20) of the 1940 Act. The Fund will ensure that the Subsidiaries comply with Sections 17 of the 1940 Act and will identify the Subsidiary’s custodian, if applicable. Any of the Subsidiary’s principal investment strategies or principal risks constitute principal investment strategies or risks of the Fund and the disclosure will reflect aggregate operations of the Fund and the Subsidiaries. The operating results of the Fund’s wholly-owned Subsidiaries will be consolidated in the Fund’s financial statements.

For purposes of the Fund’s 80% Policy, the Fund aggregates direct investments with investments held by the Subsidiaries.

Deal Origination

The Adviser has access to a pipeline of Infrastructure Investment opportunities sourced through the networks of the ISQ investment team, the asset management team, operating team, senior advisors and the management of its investment platforms. ISQ’s on-the-ground teams maintain a dialogue with pre-identified industry participants at all levels, creating the potential for credit and equity investment opportunities that do not rely on auctions or sell-side financial advisors. ISQ believes that its global investment approach provides ISQ with the flexibility to deploy capital, whether as credit or equity, in attractive risk-adjusted opportunities. In addition, with companies operating across several continents, a global approach positions ISQ to have a more meaningful dialogue with potential users of its capital across geographies. The Fund will have dedicated access to and benefit from this pipeline sourcing team to complement origination efforts of the ISQ credit and equity teams.

Proposed Reorganization

Simultaneously with the Fund’s continuous public offering (“Commencement of Operations”), it is intended that ISQ Credit Access Fund, L.P. (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is ISQ Credit Access GP, LLC.

The Proposed Reorganization is subject to approval by the Fund’s Board of Trustees (the “Board”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its common shares of beneficial interest (“Shares”) in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of Infrastructure Investments.

The Offering

The Fund will conduct a continuous offering of Shares on a monthly basis in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”) and the 1940 Act (the “Offering”).

The Fund intends to offer three classes of Shares on a continuous basis: Class S Shares (“Class S Shares”), Class D Shares (“Class D Shares”) and Class I Shares (“Class I Shares”). In connection with the offering of multiple classes of Shares, the Fund has received exemptive relief (the “Multi-Class Exemptive Relief”) from the SEC permitting the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

Shares will generally be offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of the Board, at an offering price equal to net asset value (“NAV”) per Share, measured as of the close of business on the last business day of the immediately preceding month. A purchase order received by the Fund or its designee prior to the close of regular trading (generally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) at least five business days prior to the first calendar day of the month (each, a “Subscription Date”) (unless waived by the Fund or its designee), together with payment made in one of the ways described above will be effected at the NAV of the last business day of the preceding month. Late subscription orders will be automatically resubmitted for the next available Subscription Date unless such subscription order is withdrawn or revoked before 4:00 p.m. Eastern Time on the last business day before such Subscription Date (subject to the Fund’s discretion to accept a revocation after such time). The Fund reserves the right to reject a subscription request for any reason.

The differences among the Shares relate to ongoing distribution and shareholder servicing fees (the “Distribution and Servicing Fees”). Investors purchasing Class S Shares and Class D Shares will be subject to annual Distribution and Servicing Fees of [0.85% and 0.25%], respectively. Class I Shares are not subject to such fees. In addition, although no upfront sales load will be paid with respect to the Shares, if you buy Class D Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including front-end placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 2.00% and 3.50% cap on NAV for Class D Shares and Class S Shares, respectively. Class I Shares are not subject to such fees.

All or a portion of the Distribution and Servicing Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund may also pay for certain sub-transfer agency, sub-accounting and administrative services outside of the Distribution and Servicing Fee. Investors should consult with their selling agents about the selling commissions and any additional fees or charges their selling agents might impose on each class of Shares.

Holders of the Shares have equal rights and privileges with each other, except with respect to such transaction fees and the Distribution and Servicing Fees. See “— Ongoing Distribution and Servicing Fees” and “Summary of Fund Expenses” for information on Distribution and Servicing Fees.

Investment Adviser

The Fund is managed by ISQ OpenInfra Registered Advisor LLC, an affiliate of ISQ and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a branch of ISQ and is led by substantially the same investment personnel as ISQ. As such, the Adviser has access to the broader resources of ISQ, subject to ISQ’s policies and procedures regarding the management of conflicts of interest. Accordingly, the term “ISQ” may be used when describing advisory services and resources.

Founded in 2012, ISQ is an independent fund manager specializing in investing in and managing infrastructure assets globally, including North America, Europe, Asia-Pacific and Latin America. With $[  ] billion of assets under management as of [___, 2026], ISQ seeks investments in sectors with the potential for attractive risk-adjusted returns, generally focusing on energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure.

Advisory Agreement	The Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued and payable monthly in arrears at the annual rate of [1.25]% of the Fund’s total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage), calculated as of the close of business on the last business day of each month.

The Fund pays an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under any administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any Distribution and Servicing Fees). Shareholders may be charged a fee on an income amount that is higher than the income Shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns can be expressed, as the context requires, either as the dollar value, or the percentage rate of return on the value of net assets at the end of the immediately preceding quarter.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of [1.25]% per quarter ([5]% annualized).

The Fund will pay the Adviser the Incentive Fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•   No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of [1.25]% per quarter ([5]% annualized);

•   100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of [1.43]% ([5.72]% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than [1.43]%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately [12.5]% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds [1.43]% in any calendar quarter; and

•   [12.5]% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of [1.43]% ([5.72]% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, [12.5]% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

The Fund has received exemptive relief from the SEC permitting the Fund to pay the Adviser all or a portion of its Management Fee and Incentive Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Adviser will have to commit not to sell any Shares received in lieu of a cash payment of its management and incentive fees for at least 12 months from the date of issuance, except in exceptional circumstances.

See “Management of the Fund — Advisory Agreement” and “— Expenses and Reimbursement” below for additional information concerning fees.

Repurchases of Shares

The Fund does not currently intend to list the Shares, and may never list its Shares, for trading on any securities exchange or any other trading market. The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. The Adviser currently anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s net assets each quarter. However, in any given quarter, the Fund may or may not conduct a tender offer. The Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. In the event a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the tender offer, or take any other action with respect to the tender offer permitted by applicable law. The repurchase of tendered shares of Shares by the Fund is a taxable event to Shareholders. See “Certain U.S. Federal Income Tax Considerations.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Shareholders may withdraw their written tenders within the timeframe discussed in the applicable tender offer documentation if the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to Shareholders, less any applicable Early Repurchase Fee, as set forth in the documentation for the applicable tender offer.

The Fund intends to comply with an exemption under Financial Industry Regulatory Authority (“FINRA”) Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no future tender offers will be conducted by the Fund at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as there is currently no secondary market for the Shares and it is unlikely that a secondary market for the Shares will develop. If a secondary market does develop, Shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. The Fund is designed primarily for long-term investors and an investment in the Fund’s Shares should be considered illiquid.

The Fund will make tender offers, if any, to all Shareholders. The Fund will assume all fees and expenses related to a repurchase of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained. The Fund may also repurchase all of such a Shareholder’s Shares in the Fund. The Fund or the Adviser may waive the minimum account balance from time to time.

Use of Leverage

The Fund intends to add leverage, from time to time, to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Board may authorize the issuance of preferred shares without the approval of the Shareholders of the Fund. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The net proceeds the Fund obtains from leverage utilized may be invested in accordance with the Fund’s investment objective and policies as described in this Prospectus. At such times as the Fund invests the net proceeds from leverage, so long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to Shareholders than if the Fund were not so leveraged. It is anticipated that the Fund will have access to a credit facility, which generally will be used for short-term working capital requirements (i.e., funding investments or paying Fund expenses in advance of the receipt of subscriptions) and may also be used for liquidity purposes.

The 1940 Act prohibits the Fund from engaging in most forms of leverage (including the use of bank loans or other credit facilities, and loans of portfolio securities) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1∕3% of the Fund’s total assets in accordance with the 1940 Act). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, this asset coverage test is satisfied. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings for investment purposes, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default, in which case the lender may accelerate and declare all amounts owed by the borrower to be immediately due and payable.

Leveraging is a speculative technique, and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on the Shares. When leverage is used, the NAV of the Shares and the yield to Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Shareholders and result in a reduction of the NAV of the Shares.

Please see “Leverage” and “Risks — Risks Related to the Fund’s Business and Structure — Borrowing” for additional information regarding leverage and related risks.

Plan of Distribution

The Fund has received Multi-Class Exemptive Relief permitting the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal fees. In addition to the Class S Shares, Class D Shares and Class I Shares, the Fund may offer additional classes of shares in the future. The Fund’s Shares are sold at a public offering price equal to their NAV per share. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. Class S Shares and Class D Shares of the Fund are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Fund’s Dealer Manager to sell such classes, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts. Each class of Shares has its own specific eligibility requirements. See “— Minimum Investment” and “Purchasing Shares” for additional information.

Distributions and Dividends

The Fund intends to distribute substantially all of its net investment income to common Shareholders in the form of distributions. Under normal market conditions, the Fund expects to pay regular monthly distributions commencing with the first full calendar quarter following the date that the Fund first publicly sells shares to a person or entity other than the Adviser or its affiliates. The Fund intends to declare distributions and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to Shareholders no less frequently than annually, although net short-term capital gain distributions may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain. Please see “Distributions and Dividends” for additional information.

The Fund intends to pay common Shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

Distributions paid by the Fund will be reinvested in additional Shares of the Fund, unless a Shareholder elects to receive all distributions in cash. See “Distribution Reinvestment Plan” for additional information.

Expenses and Reimbursement

Except to the extent that the Adviser has elected to pay such expenses, the Fund will reimburse the Adviser for any actual third-party expenses incurred on its behalf. Such expenses include, but are not limited to, costs related to valuation, audit, reporting, regulatory, administration, compliance and financing as well as legal services.

The Adviser has agreed to fund the Fund’s organizational and offering expenses until the initial sale of Shares in this offering. The Fund will reimburse these expenses, subject to a total annual expense cap and reimbursement limitations (as detailed below).

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), for an initial period ending with the one-year anniversary of the effectiveness of the registration statement (the “Expense Waiver Period”), the Adviser intends to contractually agree to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Total Annual Expenses (as defined below) will not exceed [•]% of the Fund’s net assets (annualized). This arrangement cannot be terminated during the Expense Waiver Period without the Board’s consent and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by the Adviser and a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Board of Trustees upon thirty days’ written notice to the Adviser.

“Total Annual Expenses” includes all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Fund’s administrator, transfer agent and custodian, with the exception of (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), (v) the Management Fee, (vi) the Incentive Fee, (vii) the Distribution and Servicing Fee, (viii) sub-transfer agency, sub-accounting and shareholder servicing fees, (ix) any acquired fund fees and expenses, (x) dividend and interest expenses relating to short sales, (xi) borrowing costs, (xii) merger or reorganization expenses, (xiii) shareholder meetings expenses, (xiv) litigation expenses and (xv) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business). For a period not to exceed three years from the date on which a waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Valuation

The Fund determines its NAV (i) as of the close of business on the last business day of each calendar month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”) typically as of the regularly scheduled close of normal trading on the NYSE (generally, 4:00 p.m., Eastern Time). The Fund determines the NAV per share of each class of Shares by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares, if any, and dividends payable) by the total number of Shares outstanding. The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under valuation policies and procedures established by the Board. These valuation policies and procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities or investments and other market factors. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign instruments owned by the Fund may trade on weekends or other days when the Fund’s Shares do not trade. As a result, the Fund’s NAV may change on days when you will not be able to purchase or sell shares.

The Board has designated the Adviser as the “valuation designee” pursuant to the provisions of Rule 2a-5 under the 1940 Act (the “Valuation Designee”). If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee made up of representation from the Valuation Designee (“Valuation Committee”). In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment. The fair valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

At least annually, the Valuation Designee reviews the appropriateness of the Fund’s valuation policies and procedures.
Affiliated Administrator & Administrator

I Squared Capital Advisors (US) LLC (the “Affiliated Administrator”) serves as the Fund’s administrator. The Affiliated Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund will reimburse the Affiliated Administrator for the costs and expenses incurred by the Affiliated Administrator in performing its obligations under an administration agreement with the Fund (the “Affiliate Administration Agreement”).

[  ] (the “Administrator”) will provide certain administrative and fund accounting services performs, or administers the performance of, certain of the Fund’s required administrative services pursuant to a services agreement with the Fund (the “Servicing Agreement”), which include, among other things, providing administrative assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, the Administrator coordinates the preparation and filing of the Fund’s tax returns and generally coordinates the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Custodian and Transfer Agent	[•] (the “Custodian”) serves as the Fund’s custodian. [ ] (the “Transfer Agent”) serves as the Fund’s transfer agent. See “Custodian and Transfer Agent” for additional information.
Dealer Manager

[    ] (the “Dealer Manager”) is the principal underwriter and distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. Other broker-dealers, registered investment advisers and financial intermediaries (together, “Selling Agents”) may be appointed by the Dealer Manager to assist in the sale of the Shares on a best efforts basis. See “Plan of Distribution” for additional information.

Ongoing Distribution and Servicing Fees

The Fund has adopted a Distribution and Servicing Plan (the “Plan”) for its Shares to pay to the Dealer Manager a Distribution and Servicing Fee of [0.85%] of NAV per annum for Class S Shares and [0.25%] of NAV per annum for Class D Shares, accrued and payable monthly.

Under the Plan, the classes of Shares of the Fund pay distribution and other fees to the Dealer Manager as compensation for its services, which the Dealer Manager generally pays (or “reallows”) to participating Selling Agents. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund does not currently intend to list its Shares, and may never list its Shares, for trading on any securities exchange or any other trading market. There is currently no secondary market for the Shares and the Fund does not expect any secondary market to develop for the Shares. Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis, because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Shares as described in “Repurchases” above.

Minimum Investment

Generally, the minimum initial investment amount for Class S Shares and Class D Shares is $2,500. The minimum initial investment amount for Class I Shares is $1,000,000. The minimum amount for subsequent investment for Class S Shares, Class D Shares and Class I Shares is $1,000, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for each class of Shares can be modified or waived in the sole discretion of the Fund. See “Purchasing Shares” for additional information.

Investor Suitability

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

An investment in the Shares is most suitable for investors who are seeking exposure to Infrastructure Investments and who seek to attain attractive risk-adjusted returns with a focus on current cash yield. An investment in the Shares is least suitable for persons who require liquidity or guaranteed income.

Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objective and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose part or all of your investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Shares. The Shares should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by the employees, officers and directors of the Adviser (and its affiliates) and their family members, and joint venture partners, consultants, other service providers, and other similar parties or (6) other categories of investors that we name in an amendment or supplement to this Prospectus.

Class D Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this Prospectus.

Class S Shares may be offered for investment through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Class S Shares are not available for purchase directly from the Dealer Manager and are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Dealer Manager to sell Class S Shares, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans (as defined below) and other retirement accounts.

Summary of Risks

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on his or her investment or that a Shareholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.

Shareholders should consider carefully the following principal risks before investing in the Fund:

No Operating History.    The Fund has no operating history and the Adviser has limited operating history upon which to base an investment decision or evaluate the Fund’s likely performance. Shareholders must rely upon the Adviser to identify, structure, and implement investments consistent with the investment objectives and policies. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objectives and that the value of Shares could decline substantially or even result in a total loss. As of the date of this Prospectus, the Fund has not begun operation and has not secured any particular investment.

Investment and Market Risk.    An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Your investment in Shares represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.

Infrastructure Risk.    The Fund’s investments in infrastructure securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the Fund to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil.

Credit Risk.    Credit risk is the risk that a borrower will be unable or unwilling to make principal and interest payments on its outstanding debt obligations when due. The Fund’s performance would be adversely impacted if a borrower to which the Fund lends becomes unable to make such payments when due. Companies in which the Fund invests may present a high degree of business and credit risk. Their financial conditions may deteriorate as a result of, among other factors, an adverse development in their businesses, a change in the competitive environment or the continuation or worsening of any economic and financial market downturns and dislocations. As a result, companies that the Fund expects to be stable or improve could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position, or could otherwise have a weak financial condition or experience financial distress.

Inflation and Interest Rate Risk.    Inflation could directly, materially and adversely affect the portfolio investments. If an Infrastructure Investment is unable to increase its revenue in times of higher inflation, its profitability and ability to distribute dividends may be materially and adversely affected. Portfolio investments may have long-term rights to income linked to some extent to inflation, whether by government regulations, contractual arrangement or other factors. Typically, as inflation rises, the company will earn more revenue, but will incur higher expenses; if inflation declines, the company may not be able to reduce expenses in line with any resulting reduction in revenue. Many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate (e.g., the toll set on a toll road). These concessions may not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash available for distribution to investors. In addition, the market value of Infrastructure Investments may decline in times of higher inflation rates given that the most commonly used methodologies for valuing portfolio investments (e.g., discounted cash flow analysis) are sensitive to rising inflation and real interest rates. Finally, wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of Infrastructure Investments. Accordingly, changes in the rate of inflation may affect the forecasted or actual profitability of a portfolio company.

Certain countries’ economies, including in particular many emerging markets, have experienced extremely high rates of inflation for extended periods of time. Inflation has, and may continue to have, negative effects on the economies of certain of these countries. For example, the risks associated with transactions using local currencies are significantly greater in hyper-inflationary economies than in other less inflationary markets.

Senior Secured Loan Risk.    The Fund investments in senior secured loans would typically have limited mandatory amortization and interim repayment requirements. A low level of amortization of any directly originated senior secured loans over the life of such senior secured loans could increase the risk that an issuer will not be able to repay or refinance the senior secured loans held by the Fund when it comes due at its final stated maturity. While the Fund may invest in secured loans that are over-collateralized at the time of the investment, it could nonetheless be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims will not be asserted that might interfere with enforcement of the Fund’s rights. In addition, in the event of any default under a secured loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the secured loan, which could have a material adverse effect on the Fund’s cash flow from operations.

Second-Lien Loan Risk.    The risks of the Fund’s investments in second-lien loans include (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery of the collateral and (ii) the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery will be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increase to the extent such investments are loans of distressed or below investment grade companies.

Subordinated, Unsecured Securities Risk.    The Fund’s investments may include securities that are deeply subordinated in what will typically be a complex capital structure. Accordingly, such securities will be subject to a greater risk of loss than securities that are more senior. The Fund’s investments could also include securities that are unsecured obligations of their issuers, often in situations in which such issuer has substantial secured obligations outstanding or such securities are at various levels of such issuer’s capital structure. The Fund is permitted to invest in a range of mezzanine and junior tranches of debt securities in an issuer’s capital structure. The presence of security interests in the assets of an issuer reduces the assets available to satisfy such issuer’s unsecured obligations in the event of an insolvency. As a result, unsecured obligations will be subject to a greater risk of loss than securities that benefit from a security interest in the assets of an issuer and investments in subordinated debt securities involve greater credit risk of default than the more senior classes of such issuance or series. In the event of a default by a borrower, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the borrower. To the extent the Fund invests in unsecured or relatively junior debt securities in an issuer’s capital structure, such investments will likely be subordinated to substantial amounts of senior indebtedness and, in the event of such default, the Fund will have only an unsecured claim against the borrower. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in such debt, the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying loans before, the holders of other more senior tranches of debt.

Below Investment Grade Securities.    The Fund’s investments could include below investment grade securities or interests in below investment grade securities, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks and are often referred to as “junk” or “high yield.” It is anticipated that such investments generally will be subject to greater risks than investment grade corporate obligations. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more types of securities.

Equity Securities.    The Fund intends to invest in common and preferred stock and other equity and equity-linked securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, actual and perceived accounting irregularities may cause dramatic price declines in the equity securities of companies reporting such irregularities or that are rumored to be subject to accounting irregularities. The Fund may experience a substantial or complete loss on individual equity securities.

Concentration Risk.    Concentration risk is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its portfolio investments than the Fund that is more broadly diversified.

Distributions Risk.    There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Liquidity Risk.    The Adviser does not expect that a secondary market for the Fund’s Shares will develop. Limited liquidity is provided to Shareholders only through the Fund’s tender offers. The Fund expects to fund repurchases by liquidating its liquid investments, given that the remainder of the Fund’s portfolio investments consist of generally illiquid Infrastructure Investments. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a tender offer. The Fund’s portfolio investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. As noted, many of the Fund’s investments will involve private securities, which are generally more difficult to sell than publicly traded securities, as there is often no liquid market, which may result in selling interests at a discount. In addition, private securities generally are more difficult to value than publicly traded securities as such valuations are inherently uncertain. The determinations of value in accordance with procedures established by the Adviser may differ materially from the values that would have been used if an active market and market quotations existed for such investments. In connection with the disposition of an investment in private securities, the Fund may agree to purchase adjustments and may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Fund may be obligated to fund such purchase price adjustments and also may be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate. These arrangements may result in the incurrence of contingent liabilities that may ultimately yield funding obligations that must be satisfied by the Fund prior to distributions being made to the Shareholders.

Reliance on the Adviser and Investment Professionals.    The success of the Fund depends in substantial part upon the skill and expertise of the investment professionals who will be providing investment advice with respect to the Fund. There can be no assurance that these key investment professionals will continue to be associated with the Adviser throughout the life of the Fund. In addition, the key investment professionals and others within ISQ devote their time and attention to ISQ and various investments and investment products of ISQ, which includes the activities of the Adviser and the Fund.

Delay in Use of Proceeds Risk.    The proceeds from the sale of Shares, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain Infrastructure Investments due to the nature of those investments. Accordingly, during these periods of delay, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Best Efforts Offering Risk.    This offering is being made on a “best efforts” basis, meaning the Dealer Manager and other Selling Agents participating in the offering are only required to use their best efforts to sell our Shares and have no firm commitment or obligation to sell any of the Shares.

Competition Risk.    Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by ISQ), real estate investment trusts (“REITs”), commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Non-Diversified Company Risk.    The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more portfolio investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by portfolio investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain U.S. Federal Income Tax Considerations.”

Illiquid and Long-Term Investments.    Although investments are expected to generate some amount of current income, investments will be held for an indefinite period of time and the return of capital and the realization of gains, if any, from an investment generally will most likely occur only upon the partial or complete disposition of such investment. It is generally expected that the sale of a substantial portion of the investments will not occur for a number of years after such investments are made.

Geopolitical Risk.    Economic growth and prosperity in the countries in which the Fund could invest will vary. This could impact the Fund’s ability to realize investments in certain countries and could impact the prospects of certain investments in the Fund’s portfolio. In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance. The economies of particular countries could differ favorably or unfavorably from one another in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many countries, especially those outside of the OECD, have exercised and continue to exercise substantial influence over many aspects of the private sector, including owning or controlling such countries’ large companies.

Valuation Risk.    Because secondary markets for certain investments may be limited or non-existent, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments.

Risks Associated With Status as a RIC.    The Fund intends to qualify for federal income tax purposes as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the Shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. Qualification also requires the Fund to diversify its investments in the manner prescribed by the RIC rules. Satisfying such diversification requirements may limit or otherwise adversely affect the implementation and execution of the Fund’s investment strategy.

Derivatives Risk.    The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts to hedge currency exchange rate and interest rate risks. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity.

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Leverage Risk.    The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements (i.e., funding investments or paying Fund expenses in advance of the receipt of subscription proceeds, as well as for liquidity purposes), and to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s Shares. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the Shareholders.

Leverage is a speculative technique that could adversely affect the returns to common Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. If the income or capital appreciation from the securities purchased with funds received from leverage is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the common Shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the Shares.

Potential Conflicts of Interest Risk.    Various potential and actual conflicts of interest will arise involving the Adviser, ISQ or any of their respective affiliates (including Other ISQ Funds (as defined below) and/or portfolio companies thereof), on the one hand, and the Fund and its portfolio companies, on the other hand. For example, Other ISQ Funds could invest in, and in some cases could have priority ahead of the Fund with respect to, securities or obligations that would otherwise be eligible for purchase by the Fund. These situations present the potential for conflicts of interest. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk.    Allocation of identified investment opportunities among the Fund and Other ISQ Funds presents inherent conflicts of interest. Certain Other ISQ Funds may have investment mandates that overlap with those of the Fund, in some cases, both the Fund and certain of these Other ISQ Funds may seek an allocation to the same investment opportunities. As noted above, the Adviser’s allocation policy is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser and its affiliates and, as a result, the Fund’s share of some investment opportunities may be less than it initially sought. Allocation decisions are made by the investment committee and periodically monitored and reviewed by the compliance team of the Adviser, which is led by the chief compliance officer of the Adviser.

“Other ISQ Funds” means investment funds, REITs, vehicles, accounts, products and/or other similar arrangements sponsored, advised, and/or managed by ISQ or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with ISQ or its affiliates side-by-side or additional general partner investments with respect thereto).

Affiliated Transactions Restrictions.    The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make. Furthermore, the Fund and the Adviser have received exemptive relief from the SEC to allow certain managed funds and accounts, each of whose investment adviser is the Adviser or an investment adviser controlling, controlled by or under common control with the Adviser, to participate in negotiated co-investment transactions where doing so is consistent with the applicable registered fund’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions thereof (the “Co-Investment Exemptive Relief”).

Anti-Takeover Provisions.    The Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and Bylaws (the “Bylaws”) contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board. See “Certain Provisions in Declaration of Trust” for additional information.

Incentive Fee Risk.    The Incentive Fee may create an incentive for the Adviser to make investments in order to maximize the Incentive Fee even if such investments may not benefit the Fund’s NAV, cause the Fund to use more leverage than it otherwise would in the absence of the Incentive Fee or to otherwise make riskier investments on the Fund’s behalf. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the Advisory Agreement), considers whether the Incentive Fee is fair and reasonable.

Payment of Management and Incentive Fees in Shares Risk.    The Fund has received exemptive relief from the SEC permitting the Fund to pay the Adviser all or a portion of its Management Fees and Incentive Fees in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash, which may dilute Shareholders in the Fund.

Non-U.S. Investment Risks.    The Fund expects to invest outside of the United States. Investing overseas entails additional investment risks, including currency risk, lack of transparency and the risk of operating in markets with less well-developed legal systems to protect the rights of investors and creditors. In particular, the Fund could make investments in countries considered “emerging markets.” Investing in emerging markets is likely to involve additional risks and special considerations specific to their local economy, business, regulatory and political system, and not typically associated with investing in other more established economies or markets in the U.S. or in non-U.S. countries.

Tax Risks of Investing in the Fund.    To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. For any taxable year that the Fund fails to qualify for treatment as a RIC, all of its taxable income would be subject to U.S. federal income tax (and possible state income tax) at regular corporate rates without any deduction for distributions to Shareholders.

Due to the nature of certain of the Fund’s investments, the Fund may have taxable income in excess of the cash available to the Fund for the annual distributions necessary to maintain the Fund’s tax treatment as a RIC for U.S. federal income tax purposes and to avoid U.S. federal corporate income and excise taxes. In addition, the Fund’s efforts to satisfy such distribution requirements may adversely affect the Fund’s ability to execute its business strategies.

U.S. Federal Income Tax Considerations

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under the Code. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. To qualify as a RIC and maintain the Fund’s RIC status, it will be required to meet asset diversification tests and annual qualifying income and distribution tests, among other requirements.

Summary of Fund Expenses

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated annualized expenses of the Fund for the fiscal year ending [March 31, 2027], and assumes that the Fund has net assets of $[•] as of such date. The Fund’s actual expenses may vary from the estimated expenses shown in the table below.

	Class I Shares		Class D Shares		Class S Shares
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Selling Commissions (as a percentage of the offering price)(1)	None		None		None
Maximum Early Repurchase Fee(2)	2.00%		2.00%		2.00%
Annual Fund Expenses (as a percentage of Net Assets attributable to Shares)
Management Fee(3)	[•]	%	[•]	%	[•]	%
Incentive Fee(4)	[•]	%	[•]	%	[•]	%
Distribution and Servicing Fees(5)	None		[0.25]	%	[0.85]	%
Interest Payments on Borrowed Funds(6)	[•]	%	[•]	%	[•]	%
Other Expenses(7)	[•]	%	[•]	%	[•]	%
Total Annual Fund Operating Expenses	[•]	%	[•]	%	[•]	%
Expenses Reimbursed or Recouped(9)	[•]	%	[•]	%	[•]	%
Total Annual Fund Operating Expenses After Expense Reimbursement	[•]	%	[•]	%	[•]	%

____________

(1)      No upfront sales load will be paid with respect to the Shares, however, if you buy Class D Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including front-end placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 2.00% and 3.50% cap on NAV for Class D Shares and Class S Shares, respectively. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.

(2)     A 2% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders. See “Repurchases of Shares.”

(3)    Pursuant to the Advisory Agreement, the Adviser receives a Management Fee accrued and payable monthly in arrears at the annual rate of [1.25]% of the Fund’s total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage), calculated as of the close of business on the last business day of each month. This is different from the net assets of the Fund, which is the value of the Fund’s total assets less all liabilities and indebtedness.

(4)     Pursuant to the Advisory Agreement, the Adviser receives an Incentive Fee accrued and payable quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter. The Fund looks through the total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee. See “Management of the Fund — Advisory Agreement.” Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of operations.

(5)      The Fund charges a Distribution and Servicing Fee pursuant to a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class S Shares and Class D Shares will pay a Distribution and Servicing Fee that will accrue at an annual rate equal to [0.85%, and 0.25%], respectively, of the Fund’s average daily net assets attributable to such Class of Shares and is payable on a quarterly basis. The Fund may use these fees, in respect of the relevant Class, to compensate the Fund’s Dealer Manager and/or other qualified recipients for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed such Class of Shares. Class I Shares have no Distribution and Servicing Fee.

(6)      The table assumes the use of leverage in an amount equal to [•]% of the Fund’s net assets (after the leverage is incurred) and assumes the annual interest rate on borrowings is [•]%. The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(7)      “Other Expenses” are estimated based on average Fund net assets of approximately $[•] and anticipated expenses for the current fiscal year. In addition to the fees of the Adviser, the Fund is responsible for the payment of all its “Other Expenses” incurred in the operation of the Fund, which include, among other things, professional fees, organizational expenses and offering costs, expenses for legal and the Fund’s independent registered public accounting firm’s services, shareholder reports, charges of the Fund’s Custodian, charges of the Fund’s fund accountant, charges of the transfer agent and dividend disbursing agent, SEC fees, expenses of trustees’ meetings, fees and expenses of Trustees who are not officers or employees of the Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation (if approved by the Board), fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes (excluding taxes related to portfolio companies), expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses.

(8)      Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund. The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter, these initial offering costs will be amortized over twelve months on a straight-line basis. Ongoing offering costs will be expensed as incurred. All organizational and offering costs of the Fund paid by the Adviser shall be subject to recoupment by the Adviser.

(9)      Pursuant to the Expense Limitation and Reimbursement Agreement, for an initial period ending with the one-year anniversary of the effectiveness of the registration statement (the “Expense Waiver Period”), the Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Total Annual Expenses will not exceed [•]% of the Fund’s net assets (annualized). This arrangement cannot be terminated during the Expense Waiver Period without the Board’s consent and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by the Adviser and a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Board of Trustees upon thirty days’ written notice to the Adviser. “Total Annual Expenses” includes all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Fund’s administrator, transfer agent and custodian, with the exception of (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), (v) the Management Fee, (vi) the Incentive Fee, (vii) the Distribution and Servicing Fee, (viii) sub-transfer agency, sub-accounting and shareholder servicing fees, (ix) any acquired fund fees and expenses, (x) dividend and interest expenses relating to short sales, (xi) borrowing costs, (xii) merger or reorganization expenses, (xiii) shareholder meetings expenses, (xiv) litigation expenses and (xv) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business). For a period not to exceed three years from the date on which a waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Example

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Fund Expenses remain the same (except that the examples incorporate the expense reimbursement arrangements from the Expense Limitation and Reimbursement Agreement for only the one-year example and the first year of the three-, five-and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$	[•]	$	[•]	$	[•]	$	[•]
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	$	[•]	$	[•]	$	[•]	$	[•]
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$	[•]	$	[•]	$	[•]	$	[•]

The examples above are based on the annual fees and expenses set forth in the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund. The examples above exclude the early repurchase fee that would apply if Shares were repurchased at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares.

Financial Highlights

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance is available. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

The Fund

The Fund is a Delaware statutory trust formed on August 5, 2024 and is registered under the 1940 Act as a closed-end management investment company. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of its Declaration of Trust.

Simultaneously with the Fund beginning to accept offers to purchase Shares, it is intended that the Predecessor Fund will reorganize with and transfer substantially all of its assets and liabilities to the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Predecessor Fund’s investments, if any, at the time of the Proposed Reorganization will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment adviser is ISQ Credit Access GP, LLC.

The Proposed Reorganization is subject to approval by the Fund’s Board and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Shareholders and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. The Fund and the Predecessor Fund will have the same procedures for determining net asset value and will follow those procedures in determining the amount of Shares to be issued in the Proposed Reorganization. In the event the Proposed Reorganization is not consummated, the Fund will commence operations by investing the proceeds from the public offering of its Shares in accordance with its investment objective and strategies, leveraging the Adviser’s active pipeline of Infrastructure Investments.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

Use of Proceeds

The proceeds from the sale of Shares, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. It is currently anticipated that the proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities in accordance with the Fund’s investment objective and strategies within one to three months after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur because of the time typically required to complete Infrastructure Investments (which may be considerable) and/or other market conditions.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, money market instruments, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to generate current income and, to a lesser extent, to provide long-term capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective by investing across a broad spectrum of Infrastructure Investments exhibiting characteristics such as long-term useful life, stable cash flow, strong regulatory framework and operational maturity. The Fund expects to primarily invest in credit securities, but may also invest in equity and equity-like securities. We believe that these assets are generally less susceptible to short-term economic fluctuation while generating income and the potential for capital appreciation, creating attractive risk-adjusted returns. The Fund defines “risk-adjusted returns” as an investment’s return after taking into account the degree of risk that was taken to achieve it. In addition, the Fund intends to invest in Infrastructure Investments that it believes have a low correlation to each other such that the performance of one portfolio asset would be expected to have little or limited impact on the performance of another. The Fund expects to seek investments in the energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure sectors, which the Adviser believes have the potential for attractive risk-adjusted returns. The Fund expects to invest in Infrastructure Investments as a co-investor with other ISQ affiliates, funds, clients and accounts, subject to compliance with the 1940 Act.

“Infrastructure Investments” comprise direct or indirect investments in credit (such as preferred stock, warrants, “convertible instruments,” which are credit instruments that may be converted into or exchanged for equity) and equity (such as common stock and other equity and equity-linked securities) in companies and entities that, at the time of investment, derive at least 50% of their revenue or profits from the ownership, operation, financing, or servicing of (i) infrastructure assets or (ii) businesses that own, operate, finance, or service assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition. The Fund may invest in Infrastructure Investments directly or indirectly through investment vehicles, including but not limited to unaffiliated mutual funds and ETFs. The Fund defines infrastructure as assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition.

The Fund generally expects to focus on the middle market, but may also target larger issuers. The Adviser considers the middle market to encompass investments where (i) the investment opportunity is less than $500 million or (ii) EBITDA of the underlying portfolio company is less than $150 million. The Fund will focus on senior secured investment grade and below investment grade credit securities, targeting a variety of bespoke Infrastructure Investments including construction financing, acquisition financing, liquidity and growth capital, refinancing, recapitalization and restructuring opportunities. Senior secured loans are situated at the top of the capital structure and typically have the first claim on the assets and cash flows of a company. Below investment grade credit securities, including ungraded securities with similar quality and characteristics, are often referred to as “junk” or “high yield” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — Risks Related to the Fund’s Credit Investments — Below Investment Grade Securities” herein. The Fund expects to deploy its capital primarily in issuers located in member states of the OECD, principally in North America and Europe, and, to a lesser extent, in selected growth economies in Asia and Latin America (also referred to as emerging markets), including issuers whose assets or operations are located, as determined by the Adviser, primarily in jurisdictions that are not OECD member states. The Adviser may utilize derivatives to hedge exposure to variability in interest rates and currency exchange rates.

The Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short term investments, mutual funds and listed companies such as ETFs and MLPs.

ISQ’s investment philosophy focuses on two key goals: valuation creation and downside mitigation. To facilitate these, ISQ uses the Risk Model, which is adjusted to apply a consistent approach when comparing assets across various industries and geographies. The Risk Model has been constructed to evaluate Infrastructure Investments and determine, in the Adviser’s view, whether such Infrastructure Investments are well-structured and aligned with the Fund’s risk profile.

ISQ has expertise in structuring complex transactions across difficult parts of the capital structure, with a strong focus on minimizing losses and preserving capital. Consistent with overarching value creation and risk management frameworks, the Fund seeks to lend to companies that exhibit some or all of the following characteristics, which the Adviser believes may mitigate risks against significant losses:

•        Stable and clear regulation and policy framework;

•        High barriers to entry and low price elasticity;

•        A solid operational structure with potential for growth;

•        Limited impact from economic downturns and low income elasticity (e.g., demand is relatively unresponsive to changes in income);

•        Long-term assets, typically held for ten years or more;

•        Stable cash flows with inflation protection;

•        Positive long-term trends such as growing populations that provide downside mitigation;

•        Strong management teams with the necessary resources and experience to successfully implement their business plan; and

•        Efforts to consider financially material ESG considerations into its investment strategy for certain investments. The Fund does not favor one element over another; instead, it takes a balanced approach, assessing all three ESG components. At the pre-investment stage, financially material ESG risks and opportunities may be assessed by the Fund’s investment team and supported by ISQ’s ESG specialist in conjunction with external specialist advisors, where appropriate. ESG diligence findings are factored into the investment decision, but ESG considerations would not be a sole determining factor in any investment decisions for the Fund. ESG considerations do not change the Fund’s investment objectives, exclude specific types of companies or investments or constrain the Fund’s investable universe. The Adviser’s assessment includes an evaluation of financially material ESG considerations using, where relevant, market frameworks and third-party data as available, but the ESG analysis will be limited by the availability of information regarding potential or existing investments. The Fund may invest in companies that do not have ESG policies. ISQ’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors.

Infrastructure assets and businesses may fall under several sectors, including, but not limited to, renewable and energy (e.g., solar, wind and battery storage), environmental and utilities (e.g., waste and water management, regulated utilities, and smart meters), transportation and logistics (logistics and ancillary services, ports and intermodal activities and electric vehicles), digital infrastructure (e.g., communication towers, fiber and broadband networks, and data centers), and social infrastructure (e.g., skilled nursing care, healthcare and education).

Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Infrastructure Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Infrastructure Investments or special purpose vehicles controlled by unaffiliated general partners that will acquire an Infrastructure Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% policy. The Fund may change the 80% Policy without the approval of the Fund’s Shareholders upon at least 60 days’ prior written notice to Shareholders. This 80% policy is a non-fundamental policy and may be changed by the Fund without a Shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a tender offer and such tender offer is not oversubscribed. The Fund may invest up to 20% of its net assets (plus borrowings for investment purposes) in investments other than Infrastructure Investments.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the infrastructure industry. This concentration policy is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Fund has received exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of ISQ, including the Adviser, and certain public or private funds managed by ISQ and its affiliates, subject to certain terms and conditions.

Investment Process

The Adviser is an affiliate of I Squared Capital Advisors (US) LLC (together with its affiliates, including the Adviser, “ISQ”) and is led by substantially the same investment personnel as ISQ. As such, the Adviser has access to the broader resources of ISQ, subject to ISQ’s policies and procedures regarding the management of conflicts of interest. Accordingly, the term “ISQ” may be used when describing advisory services and resources. The Fund seeks to provide investors with access to ISQ’s private infrastructure capabilities in a structure that allows for continuously offered common shares, while seeking to offer periodic liquidity to investors and the transparency of a fund registered under the 1940 Act.

In seeking to maximize the chances of success and to ensure optimal use of ISQ’s resources, ISQ employs an asset management, monitoring and investment process consisting of four key elements:

•        An on-the-ground presence to originate investments in target markets operating alongside a dedicated operational team composed of operating advisors (“Operating Advisors”), operating directors (“Operating Directors”) and senior policy advisors (“Senior Policy Advisors”) working in a collaborative fashion;

•        a review, evaluation and approval process (“REAP”) based on ISQ’s risk-adjusted approach that allows for direct comparisons of investments across regions and sectors;

•        a focus on asset monitoring that draws from the twin elements of ISQ’s investment philosophy, value creation and downside mitigation, through regulatory and policy risk management; and

•        exit strategies informed by the Risk Model that are monitored through ISQ’s global network.

Investment Origination and Structuring
Review Evaluation & Approval Process ("REAP")
Monitoring Assets
Investment Exit or Intervention
Investment Team, Operating Partners & Senior Policy Advisors
Operating Partners
Senior Industry & Policy Advisors

Deal Origination

The Fund will seek to originate proprietary investment opportunities by leveraging ISQ’s on-the-ground teams, which include ISQ’s investment professionals, Senior Policy Advisors and ISQ’s joint venture partners. ISQ utilizes top-down and bottom-up fundamental research, market intelligence and proprietary deal sourcing from multiple resources to identify a pipeline of potential investments. In addition, through ISQ’s advisory and investment experience in targeted sectors, ISQ maintains relationships with key partners, including developers, financial institutions and sectoral and regional specialists in each of ISQ’s targeted markets, often resulting in a “first call” on potential opportunities.

ISQ follows a systematic approach to investment origination which seeks to incorporate: (1) mapping the asset and sponsor universe in each of the focus sectors, which includes the creation of profiles of individual assets/companies, key recent activities, management team, size and scale, and overall preliminary assessments of credit quality; (2) developing and maintaining strategic relationships with the top sponsors in each sub-sector, staying updated on the competitive landscape and borrower needs to create competitive angles; (3) aligning internal origination leads with ISQ’s external advisor networks (including investment banks, brokers, law firms, and other intermediaries) and adding market color to the target investments.

ISQ’s systematic approach is further supplemented by firmwide support, outlined below:

•        Active Calling.    ISQ’s on-the-ground teams maintain a map of potential targets that form ISQ’s calling program. In each region, ISQ seeks to build local relationships through a proactive dialogue.

•        Joint Venture Partners’ Networks.    ISQ strengthens its executive management relationships by maintaining a parallel dialogue between ISQ’s joint venture partners and the operating teams of the targeted companies.

•        Relationship and Knowledge Sharing.     During periodic calls attended by the entire ISQ team, dialogue in one region is shared with others so as to construct a global information system.

•        Senior Advisor Network.    ISQ leverages its Senior Policy Advisors to foster dialogue with companies, regulators and policy makers, therefore enhancing the “on-the-ground” analysis.

•        Common Deal Repository.    ISQ maintains a global deal repository that logs all ongoing and rejected investment opportunities, providing real-time updates and risk scoring for every asset.

•        Global Review Committees.    Investment opportunities are reviewed, even at an early stage, by a global team of members from other regions following the REAP framework.

ISQ expects a substantial portion of its deal-flow to come from infrastructure borrowers and developers with whom ISQ has preexisting relationships. Further, ISQ’s extensive industry network, which includes borrowers and issuers, financial advisors and investment banks, third-party brokers, law firms, project finance lenders, consultants (independent engineers, market and resource consultants, valuation experts), development financial institutions, C-suite and board relationships at companies, governments and municipalities, private entrepreneurs and ultra-high net worth individuals, asset operators and operations & maintenance providers and project developers and development companies/engineering, procurement, and constructions and equipment suppliers, will serve as a critical source of deal origination.

All credit deals that meet ISQ’s basic investment criteria are logged into the pipeline database and go through an initial screening process. This includes a desktop review of the business plan, the pro-forma cash flows, the capital structure and the potential to structure and close a deal that is mutually attractive.

Due Diligence and Underwriting

ISQ holds regional calls to evaluate emerging opportunities and allocate business development resources. During these calls, the investment team reviews the potential opportunities, considering factors such as alignment with investment strategies, transaction timelines, staffing requirements and progress updates. These calls also serve as a framework for prioritizing transactions by region.

As a transaction progresses beyond the origination stage, a deal team is formed. Prior to commencing a more robust due diligence, the deal team assesses the transaction environment and allocates appropriate resources to pursue the transaction. Depending on the nature of the transaction, the deal team may implement measures such as basic confidentiality arrangements (in the case of competitive processes), exclusivity periods or cost-sharing mechanisms at various stages of the transaction.

As the deal team begins its assessment of an investment opportunity, team members will start with a “top-down” analysis focusing on the borrower’s business plan. Here, ISQ assesses the enterprise value of each borrower and reviews the full capital structure to determine (i) the extent of its equity cushion; (ii) any inter-creditor risks that may be imbedded in the deal; and (iii) the potential for cash flow volatility that could adversely impact its investment. ISQ’s estimated enterprise value is often materially different from a project’s build cost or the sponsor’s view of the equity value in their business. This is the key metric ISQ uses for underwriting all of its deals. ISQ believes this is a key differentiating factor from many of its competitors who do not go through this important step of detailed “bottom-up” analysis of each investment. This includes hiring a variety of experts to help assess the individual risks. During this phase, ISQ uses a range of tools to identify and mitigate risks associated with the borrower. ISQ starts with its “equity-style” due diligence process to understand potential risks and propose mitigants, using both in-house resources as well as third-party consultants. ISQ then seeks to mitigate risks by either requiring the sponsor to change the risk allocation at the project level or by changing the terms of its financing. ISQ seeks to avoid binary risks and will only pursue a transaction if it believes the potential downside scenarios would not impact the timely repayment of its debt.

From a portfolio management perspective, ISQ seeks to minimize risk by creating a varied portfolio of investments across sectors, regions, borrowers, technologies, markets and counterparties. Specific tools that ISQ may use to mitigate risk include insurance products, financial derivatives, sponsor guarantees or committed contingent equity, an enhanced collateral package, enhanced business oversight combined with early step-in rights, mandatory cash sweeps, funded reserves for debt service and scheduled maintenance, enhanced inter-creditor rights and comprehensive political risk insurance, etc. The deal team frequently solicits input from personnel within ISQ’s operations, such as Operating Directors, Senior Policy Advisors, ESG team, equity infrastructure team and portfolio company executives.

Structuring

The deal structuring process typically begins with a summary term sheet and engagement letter with the borrower based upon ISQ’s preliminary understanding of the underlying credit. At this stage, ISQ relies on the project sponsor to provide a fulsome representation of its business and intended use of proceeds. If terms are agreed upon, the borrower will enter into an exclusive engagement with ISQ and ISQ will have time to conduct due diligence.

Upon completion of diligence, ISQ will review and amend the initial term sheet to reflect its findings. This could include changing proposed leverage, tenor, terms, and pricing for risk management, downside protection, attractive risk-adjusted returns and relative value, as well as the appropriate controls and step in rights needed to protect its investment in downside scenarios. Assuming the borrower and ISQ reach an agreement on a final set of terms, ISQ will then finalize the financing structure and document the deal in a full credit package. If preliminary due diligence has generated enough confidence that the transaction has reasonable prospects to reach a successful conclusion, structuring and documentation may run simultaneously with due diligence.

ISQ aims to complete the transaction in an efficient and cost-effective manner, while also ensuring that the legal structure aligns with the transaction’s risk profile and the structural safeguards discussed above.

ISQ’s Investment Committee (“ICOMM”) reviews and approves all investment decisions for the Fund. The ICOMM is composed of three voting members, namely Managing Partners Sadek Wahba and Gautam Bhandari, as well as David Rosenblum, Fund Partner. Non-voting members of ICOMM include the Managing Directors involved with Infrastructure Investments, the other members of the investment team of a given transaction (including a Senior Policy Advisor, if applicable) and at least one Operating Director, members of the Review Committee, and officers of the Adviser and/or the Fund. Other ISQ team members may participate in ICOMM meetings. The Review Committee consists of at least one investment team member with direct experience in the relevant region or sector and one Operating Director, preferably from outside of the investment region, to support the investment team and challenge the underwriting assumptions. The ICOMM provides final transaction approval by analyzing risk-adjusted returns and relative value as compared to other opportunities in the pipeline, integrating feedback from investment, operating and policy teams. Before submitting an investment to the ICOMM, the investment team must review each item on the ICOMM checklist and provide necessary documentation in the final ICOMM memorandum.

Asset Management

ISQ has established a risk management and asset monitoring framework led by a dedicated asset manager. The latest financial, operating, and covenant compliance reports are reviewed by the asset manager, with performance measured and tracked against budget and internal ISQ projections that contain both financial and non-financial performance metrics. The asset manager is supported by the investment team that leads the original investment (or an appointed replacement), ISQ’s in-house Operating Directors and third-party consultants. The asset manager and the investment team participate in portfolio company and market calls for updates and discussions.

As part of the monitoring process, the asset manager conducts a quarterly review for each investment, which includes an analysis of the current market and the performance of the underlying portfolio company. As part of this process, the asset manager updates the financial model with the latest historical data, refreshes the financial projections and reviews the Risk Model to assess if any adjustment is necessary. The asset manager maintains a centralized database of key credit terms for each individual investment, which includes all material credit protections and covenants. This database is updated in real time to reflect new origination and amendments or changes to existing credit agreements.

When amendments to existing credit agreements are proposed, the asset manager leads the diligence process related to the proposed changes. The investment team leads the diligence process for the lender group and negotiations with the borrower related to any amendments or changes to the existing credit agreements.

ISQ maintains regular communication with the borrower and reviews reporting requirements to proactively address any issues. Typical borrower reporting requirements include monthly construction progress reports, quarterly operating performance reports, quarterly unaudited financial statements, quarterly compliance certificates, annual audited financial statements, notices of default. As a lender, ISQ will not have direct board representation, although it may assume an oversight role in certain limited circumstances. In cases where the credit risk profile of a borrower materially changes (either positively or negatively), ISQ may consider exiting such investment through a secondary market sale.

All day-to-day investment monitoring and risk management are led by the investment team, supported by ISQ’s internal resources. ISQ may also hire expert third-party consultants, such as independent engineering firms to monitor construction and operating performance, market consultants to assess changes and volatility in markets, legal advisors to monitor regulatory changes that may adversely impact ISQ’s borrowers, and insurance consultants to ensure adequate coverage against unexpected events.

Portfolio Composition

A fundamental component of ISQ’s approach to portfolio construction is the pursuit of a variety of portfolio companies and securities. ISQ believes that a varied portfolio of assets is better positioned to withstand social, political, or economic shock than a portfolio with high correlations of cash flows among investments.

ISQ seeks to manage risk by constructing a portfolio that does not have outsized exposure to individual investments. In addition, ISQ aims to ensure that individual investments do not represent a disproportionate share of the Fund, which mitigates the impact of adverse, idiosyncratic events on the Fund’s overall performance.

The Fund’s portfolio will be comprised principally of the following types of investments. A more detailed description of the Fund’s investment policies and restrictions and additional information about the Fund’s portfolio investments are contained in the SAI.

Infrastructure Investments

ISQ expects to invest the Fund’s assets in portfolio companies and entities that, at the time of investment, derive at least 50% of their revenue or profits from the ownership, operation, financing, or servicing of (i) infrastructure assets or (ii) businesses that own, operate, finance, or service assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition. The Fund defines infrastructure as assets, networks, systems or operations that provide essential or irreplaceable inputs or services, underpin supply chains, economies and communities, facilitate trade or commerce, and/or support energy transition.

ISQ seeks investments in sectors that offer attractive risk-adjusted returns with a focus on current cash yield, generally focusing on energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure (the “Target Sectors”).

ISQ expects to deploy the Fund’s capital primarily in assets located in OECD countries, principally in North America and Europe, and, to a lesser extent, in selected growth economies in Asia and Latin America (also referred to as emerging markets), including issuers whose assets or operations are located, as determined by the Adviser, primarily in jurisdictions that are not OECD member states (collectively, the “Target Geographies”).

Based on the experience of the team and its assessment of investment opportunities globally, ISQ believes that the Target Geographies and Target Sectors demonstrate different demographic trends and attractive fundamental growth projections.

ESG Integration

As part of its investment process, for certain of the Fund’s investments, ISQ systematically incorporates financially material ESG issues (alongside other relevant factors) in its investment decisions in connection with considering sustainability risks and assessing the financial attractiveness of the opportunity. ESG integration does not change the Fund’s investment objective, exclude specific types of companies or investments or constrain the Fund’s investable universe. ISQ’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, commodities, currencies or currency exchange rates and related indexes.

In the normal course of business, the Fund will be exposed to the effect of interest rate changes, price changes and currency fluctuations and may seek to limit these risks by following established risk management policies and procedures including the use of derivatives. To mitigate exposure to variability in interest rates, derivatives may be used primarily to fix the rate on debt based on floating-rate indices and manage the cost of borrowing obligations.

Subject to the Fund’s 80% Policy, the Fund may use a variety of commonly used derivative products, including interest rate swaps, caps, collars, floors, options contracts, futures contracts, options (on securities, bonds, currencies, interest rates, indices or swaps) swaps (including interest rate, credit default, equity index and total return swaps) and other swap agreements for hedging and risk management purposes. The Fund looks through the total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee. The Fund will use the market value, and not the notional value, of any derivatives used for purposes of the 80% Policy. See “Risks — Risks Related to the Fund’s Investments in General — Derivatives and Swap Transactions.” We have a policy of entering into contracts with only major financial institutions based upon minimum credit ratings and other factors.

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

The Fund intends to rely on certain exemptions in Rule 18f-4 of the 1940 Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Temporary Strategies

At times, the Adviser may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of Shareholders. During temporary periods or to keep the Fund’s cash fully invested until the net proceeds of this offering of Shares can be invested in accordance with our primary investment strategy, the Fund may deviate from its investment policies and objectives. At such times, the Adviser may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objective. While the Fund would seek to continue to qualify as a RIC during such a period, there would be no guarantee that it will be able to do so.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in fixed income securities; traded infrastructure asset securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; repurchase agreements with respect to any of the foregoing; or any other securities or cash equivalents that the Adviser considers consistent with the strategy.

It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Leverage

The Fund may borrow money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in Infrastructure Investments up to the limits prescribed by the 1940 Act. The Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in Infrastructure Investments in advance of the Fund’s receipt of proceeds from the realization of other Infrastructure Investments or additional sales of Shares).

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an Infrastructure Investment purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. The use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the Fund’s returns.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this asset coverage requirement is breached. the Fund’s borrowings will at all times be subject to the 1940 Act’s asset coverage requirement.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

[The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) [    ] billion in average total assets, (ii) a weighted average cost of funds of [    ]%, (iii) $[    ] million in borrowings outstanding (i.e., assumes the Fund borrows funds equal to [    ]% of its average net assets during such period) and (iv) $[    ] billion in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding Return to Shareholders	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Similarly, assuming (i) $[    ] billion in average total assets, (ii) a weighted average cost of funds of [    ]% and (iii) $[    ] million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately [    ]% in order to cover the annual interest payments on the Fund’s outstanding borrowings.]

Risks

Investing in the Fund’s Shares involves a number of significant risks. Before you invest in the Fund’s Shares, you should be aware of various risks, including those described below. The risks set out below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to the Fund or not presently deemed material may also impair the Fund’s operations and performance. If any of the following events occur, the Fund’s business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, the Fund’s NAV could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in the Fund as well as those factors generally associated with an investment company with investment objective, investment policies, capital structure or trading markets similar to the Fund.

Risks Related to the Fund’s Business and Structure

No Assurance of Performance.    No guarantee or representation can be made that the Fund will achieve its investment objective. Making an investment in the Fund is speculative and is not intended as a complete investment program. All investing involves a risk of loss and the investment strategies pursued by the Fund could lose money over short or even long periods. Prospective and existing investors are advised to review the entirety of this Prospectus and all other constituent documents for full details on the Fund’s investment, operational and other actual and potential risks. Past performance of Other ISQ Funds cannot be taken as an indicator of future performance of the Fund.

The Fund will make investments based on the Adviser’s estimates or projections of returns, which in turn are based on, among other considerations, assumptions regarding the performance of portfolio companies, the manner and timing of repayment, including possible principal recovery, all of which are subject to significant uncertainty. In addition, events or conditions which have not been anticipated could occur and could have a significant effect on the actual rate of return received upon the Fund’s investments.

The market outlook, trends, opportunities and other matters presented in this Prospectus reflect the Fund’s current view, which is based on various estimates and assumptions, including about future events. The estimates and assumptions are subject to uncertainties, changes and other risks, many of which are beyond the Adviser’s control and any of which could cause the actual financial and other results to be materially different from the results expressed or implied herein. There can be no assurance such market outlook, trends, opportunities and other matters will materialize.

No Operating History.    The Fund has no operating history and the Adviser has limited operating history upon which to base an investment decision or evaluate the Fund’s likely performance. Shareholders must rely upon the Adviser to identify, structure, and implement investments consistent with the investment objectives and policies. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objectives and that the value of Shares could decline substantially or even result in a total loss. As of the date of this Prospectus, the Fund has not begun operation and has not secured any particular investment.

Unlisted Closed-End Fund Structure; Limited Liquidity.    The Fund does not currently intend to list its Shares, and may never list its Shares, for trading on any securities exchange or any other trading market. There is currently no secondary market for the Shares and the Fund does not expect any secondary market to develop for the Shares. Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis, because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Shares. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Shares as described in “— Repurchases” below.

Repurchases.    The Fund may sell investments to fund tender offers. In addition, subject to the Fund’s investment restrictions with respect to borrowings, the Fund may borrow money to finance the repurchase of Shares. However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Although tender offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares to the Fund at the repurchase price, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expenses borne by remaining Shareholders, may result in untimely sales of investments and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. The Fund may receive repurchase requests that exceed the limits of a tender offer, resulting in the repurchase of Shares on a pro rata basis.

Suspension or Cessation of Repurchases.    The Board may amend, suspend or terminate the share repurchase program at any time in its discretion. A Shareholder may not be able to sell their shares at all in the event the Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and the Fund currently does not intend to undertake a liquidity event. The Fund is not obligated by its Declaration of Trust or otherwise to effect a liquidity event at any time. The Fund will notify Shareholders of such developments in its semi-annual or annual reports or other filings. If less than the full amount of Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

Borrowing.    Subject to certain limitations set forth in this Prospectus and under applicable law, the Fund intends, from time to time, to borrow at the Fund-level or at the level of a subsidiary of the Fund on a secured or unsecured basis. If the Fund borrows through a Financing Subsidiary, the Fund will comply with Section 18 of the 1940 Act and treat the Financing Subsidiary’s debt as the Fund’s own for purposes of this section. It is expected that this indebtedness, if incurred, will be secured primarily by the assets of the Fund. In addition, the Adviser intends to evaluate whether it is prudent and appropriate to incur this leverage and there can be no assurance that leverage will be incurred given that adverse economic factors, such as a significant rise in interest rates, may cause the Adviser, in its discretion, to elect not to incur such leverage.

The extent to which the Fund or its subsidiary (including a portfolio company) uses leverage may have important consequences to the Shareholders, including, but not limited to, the following: (a) greater fluctuations in the net assets of the Fund; (b) use of cash flow (including capital contributions) for debt service and related costs and expenses, rather than for additional investments, distributions or other purposes; (c) increased interest expense, if interest rate levels were to increase; (d) in certain circumstances, prematurely disposing of investments to service the Fund’s debt obligations; and (e) limitation on the flexibility of the Fund to make distributions to its Shareholders or sell assets that are pledged to secure the indebtedness. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to losses may be increased due to the illiquidity of investments generally.

In connection with any credit facility entered into by the Fund, the borrowers thereon (and the Shareholders) may be required to (A) make certain representations and warranties to one or more lenders and (B) indemnify the lenders pursuant to any credit facility in case any such representations and warranties are inaccurate. These arrangements may create contingent liabilities of the Fund and/or its subsidiaries, for which the Adviser may establish reserves or escrow accounts.

Moreover, in certain circumstances a borrowing may be incurred at the Fund level for the benefit of one or more specific investments, which may expose all of the assets of the Fund to claims of creditors, even though one or more Shareholders may have been excused from the investment in such portfolio company.

In Kind Remuneration to the Adviser.    In reliance on the exemptive relief from the SEC, the Adviser may choose to receive Shares in lieu of certain fees or distributions. Neither the Adviser nor any affiliates of the Adviser, including ISQ, will receive priority with respect to any tender or tender offer made by the Fund, but the Adviser and any affiliate of the Adviser, including ISQ, may participate in any periodic tender offers made by the Fund to the Shareholders, subject to the same general limitations applicable to other Shareholders. Because of this, if the Adviser or an affiliate of the Adviser tenders its Shares, the ability of Shareholders to obtain liquidity through the Fund’s tender offer may be reduced as such an offer may be more likely to become oversubscribed, in which case each Shareholder’s request for liquidity (including the request of the Adviser and/or its affiliates) may be cut back. The Adviser will commit to the Fund to forgo selling its Shares received in lieu of the Management Fee and Incentive Fee for at least 12 months from the date of issuance, except in exceptional circumstances.

Sourcing and Payment of Distributions.    The Fund’s ability to make distributions to its Shareholders may be adversely affected by a number of factors, including the risk factors described in this Prospectus. The Fund has no track record and may not generate sufficient income to make distributions to the Fund’s Shareholders. The Board will make determinations regarding distributions based upon, among other factors, the Fund’s financial performance, debt service obligations, debt covenants, tax requirements and capital expenditure requirements. Among the factors that could impair the Fund’s ability to make distributions to its Shareholders are:

•        the Fund’s inability to invest the proceeds from sale of Shares on a timely basis;

•        the Fund’s inability to realize attractive risk-adjusted returns on the Fund’s investments;

•        high levels of expenses or reduced revenues that reduce the Fund’s cash flow or non-cash earnings; and

•        defaults in the Fund’s investment portfolio or decreases in the value of the Fund’s investments.

As a result, the Fund may not be able to make distributions to its Shareholders at any time in the future, and the level of any distributions the Fund does make to Shareholders may not increase or even be maintained over time, any of which could materially and adversely affect the value of an investment in the Fund.

The Fund may not generate sufficient cash flow from operations to fully fund distributions to Shareholders, particularly during the early stages of the Fund’s operations. Therefore, the Fund may fund distributions to the Fund’s Shareholders from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds (including from sales of Shares). The extent to which the Fund pays distributions from sources other than cash flow from operations will depend on various factors, the extent to which the Adviser elects to receive its Management Fee and Incentive Fee in the Fund’s Shares, to the extent applicable, how quickly the Fund invests the proceeds from this and any future offering and the performance of the Fund’s investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of the offering will result in the Fund having less funds available to acquire its investments. As a result, the return realized on an investment in the Fund may be reduced. Doing so may also negatively impact the Fund’s ability to generate cash flows. Likewise, funding distributions from the sale of additional Shares will dilute Shareholders’ Shares in the Fund on a percentage basis and may impact the value of Shareholders’ investments especially if the Fund sells these securities at prices less than the price Shareholders paid for their Shares. The Fund may be required to continue to fund the Fund’s regular distributions from a combination of some of these sources if the Fund’s investments fail to perform, if expenses are greater than the Fund’s revenues or due to numerous other factors. The Fund has not established a limit on the amount of its distributions that may be paid from any of these sources.

To the extent the Fund borrows funds to pay distributions, it would incur borrowing costs and these borrowings would require a future repayment. The use of these sources for distributions and the ultimate repayment of any liabilities incurred could adversely impact the Fund’s ability to pay distributions in future periods, decrease the Fund’s NAV, decrease the amount of cash the Fund has available for operations and new investments and adversely impact the value of the Shareholders’ investment.

The Fund may also defer operating expenses or pay advisory fees with Shares, subject to receipt of exemptive relief from the SEC, in order to preserve cash flow for the payment of distributions. The ultimate repayment of these deferred expenses could adversely affect the Fund’s operations and reduce the future return on Shareholders’ investment. Subject to the conditions contained in the Fund’s application for exemptive relief from the SEC, the Fund may permit the Adviser to withdraw Shares shortly after issuing such Shares as compensation. The payment of advisory fees in Shares will dilute the Shareholders’ ownership interest in the Fund’s portfolio of assets. There is no guarantee any of the Fund’s operating expenses will be deferred and the Adviser is under no obligation to receive future fees or distributions in Shares and may elect to receive such amounts in cash.

Operational Risk.    The Fund is subject to operational risk, including the possibility that errors may be made by the Adviser, the Fund’s service providers (including third-party fund administrators) or any of their respective affiliates in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Shareholders may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, the Fund’s service providers and any of their respective affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Reliance on Management.    The success of the Fund depends in substantial part upon the skill and expertise of the investment professionals who will be providing investment advice with respect to the Fund. There can be no assurance that these key investment professionals will continue to be associated with the Adviser throughout the life of the Fund. In addition, the key investment professionals and others within ISQ devote their time and attention to ISQ and various investments and investment products of ISQ, which includes the activities of the Adviser and the Fund. While certain investment professionals will devote such time as they believe is reasonably required to the Fund, the composition of the team dedicated to the Fund may change from time to time without notice to the Shareholders. Furthermore, investment professionals associated with the Adviser may move between the different business groups within ISQ and no longer be responsible for providing investment advice with respect to the Fund. Accordingly, the make-up of the pool of investment professionals (including, in certain circumstances, members of the ICOMM) with responsibility for the investment strategy of the Fund may evolve over time. The loss of key personnel, including as a result of the employment of such personnel by investments, could have a material adverse effect on the Fund’s ability to realize its investment objectives.

Highly Competitive Market for Investment Opportunities.    The success of the Fund depends, in large part, on the availability of a sufficient number of investment opportunities that fall within the Fund’s investment objectives and the ability of the Adviser to identify, negotiate, close, manage and exit those investment opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty, especially with respect to timing. There can be no assurance that the Adviser will be able to locate and complete investments which enable the Fund to invest its capital in opportunities that satisfy the Fund’s investment objectives or realize the value of these investments, nor can there be any assurance that the Fund will be able to make investments on favorable terms and conditions. Failures in identifying or consummating investments on satisfactory or favorable terms could reduce the number of investments that are completed, reduce the Fund’s returns, and slow the Fund’s growth.

The Fund will compete for the right to make investments with an ever-increasing number of other parties, including other investment companies, private investment funds as well as individuals, financial institutions and other institutions, some of which may have greater resources than the Fund. As a result of such competition, the Fund may have difficulty in making certain investments or, alternatively, the Fund may be required to make investments on economic terms less favorable than anticipated. If the Fund fails to make new investments or makes investments on less favorable terms, the Fund’s financial condition and results of operations could be materially and adversely affected.

Investments may also face competition from other infrastructure assets in the vicinity of the assets they operate (including those owned by ISQ and Other ISQ Funds), the presence of which depends in part on government plans and policies. Such competition may materially and adversely affect the Fund’s business, financial conditions and results of operations.

Use of Credit Facilities.    ISQ expects to utilize one or more credit facilities (in respect of the Fund or any holding company or other intermediate entity) for, among other things, making investments, paying Management Fee and other Fund expenses, satisfying other liabilities of the Fund and/or (directly or indirectly) returning proceeds from investments to Shareholders (the collateral for which can be, for example, one or more assets of the Fund, i.e., asset-backed facilities). To the extent that the Fund is unable to obtain an asset-backed credit facility, determines that the terms of such facility would not be appropriate for the Fund or otherwise determines not to use such facility or access to such facility otherwise becomes unavailable, the Adviser may draw from sources other than such facility, including, without limitation, cash flow from operations, the sale of assets, other borrowings, return of capital or offering proceeds, in order to make investments, to satisfy fees and expenses, and to satisfy other capital needs that could arise in the future.

Risk of Bridge Financings.    The Fund is permitted to make bridge financings, subject to certain limitations. If the Fund makes an investment in a single transaction with the intent of refinancing or syndicating the portion of that investment constituting a bridge financing, there is a risk that the Fund will be unable to successfully complete such a refinancing. This could cause the Fund’s portfolio to be less varied than the Adviser intended.

Projections.    The Fund will make investments based upon projections developed by the Adviser or a portfolio company concerning a portfolio company’s future performance, outcome and cash flow. Because projections are inherently subject to uncertainty and factors beyond the control of the Adviser, investors have no assurance that the investments will yield the returns expected by the Fund’s management. The inaccuracy of certain assumptions, the failure to satisfy certain requirements and the occurrence of other unforeseen events could impair the ability of a portfolio company to realize projected values, outcomes and cash flow. In addition, subsequent to the Fund’s acquisition of a particular portfolio investment, management or the Adviser may adjust projected returns to reflect changes in market conditions or based upon other relevant facts and circumstances.

Valuations.    Because secondary markets for certain investments may be limited or non-existent, the Fund’s investments may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, the Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5. In its role as the valuation designee, the Adviser is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

In particular, several factors which involve a significant degree of judgment could impact the valuation of the Fund’s Infrastructure Investments. The Fund will primarily hold Infrastructure Investments and other assets that will not necessarily have readily ascertainable market values and which may be more illiquid in nature. The valuation of such illiquid assets is inherently subjective and subject to increased risk that the information utilized to value such assets or to create the pricing models may be inaccurate or subject to other error. In addition, valuations rely on a variety of assumptions, including assumptions about projected cash flows for the remaining holding periods for the assets, market conditions at the time of such valuations and/or any anticipated disposition of the assets, legal and contractual restrictions on transfers that may limit liquidity, and any transaction costs related to, and the timing and manner of, any anticipated disposition of the assets, all of which may materially differ from the assumptions and circumstances on which the valuations are based. The value of the Fund’s assets may also be affected by any changes in accounting standards, policies or practices as well as general economic, political, regulatory and market conditions and the actual operations of Infrastructure Investments, which are not predictable and can have a material impact on the reliability and accuracy of such valuations. As such, the carrying value of an asset may not reflect the price at which the Infrastructure Investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. Accordingly, such values may not accurately reflect the actual market values of the Infrastructure Investments, and, thus, Shareholders will likely make decisions as to whether to purchase or tender Shares without complete and accurate valuation information.

Anti-Takeover Provisions.    Certain provisions of the Declaration of Trust and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. These provisions may inhibit a change of control in circumstances that could give the Shareholders the opportunity to realize a premium over the value of the Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses.    Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Trustees will not be liable to the Fund or Shareholders for monetary damages for breach of fiduciary duty as a trustee to the extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Pursuant to the Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former

Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the Shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and the Fund will do so in advance of final disposition of a proceeding (i) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (ii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iii) upon the Fund’s receipt of (A) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (B) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Unspecified Use of Proceeds.    The proceeds of the offering of the Shares may be used by the Fund to make investments that have not yet been selected by the Adviser, and Shareholders will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding those investments by the Fund. No assurance can be given that if the investments are made, the objectives of the Fund will be achieved. The success of the Fund will depend on the ability of the Adviser to identify suitable investments, to negotiate and arrange the closing of appropriate transactions, and to arrange the timely disposition of investments.

Deployment of Capital; Impact on Investment Returns.    In light of the need to be able to deploy capital quickly to capitalize on potential investment opportunities or to establish reserves for anticipated debts, liabilities or obligations, including liquidity needs, cash can be held by the Fund in investments selected by the Adviser that are expected to be temporary in nature pending deployment into other investments, the amount of which can at times be significant. If the Fund is unable to find suitable investments, such investments selected by the Adviser that are expected to be temporary in nature could be held for longer periods, which would be dilutive to overall investment returns. It is not anticipated that the temporary investment of such cash will generate significant interest, and Shareholders should understand that such low interest payments on the temporarily invested cash could adversely affect the overall returns of the Fund.

Risks Upon Disposition of Investments.    In connection with the disposition of certain types of investments, the Fund may be required to make representations about the business and financial affairs of the applicable portfolio company typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such portfolio company or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by the Shareholders.

Recourse to Assets.    The Fund’s assets, including any investments made by the Fund and any funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the asset representing the portfolio investment giving rise to the liability.

Counterparty Risk.    The Fund is exposed to the risk that third parties that could owe the Fund or its investments money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, lenders administrators and other financial intermediaries. These parties could default on their obligations to the Fund or its investments, due to bankruptcy, lack of liquidity, operational failure or other reasons. Nonpayment and nonperformance by such parties will likely reduce revenues and increase expenses, and any significant level of nonpayment and nonperformance could have a negative impact on a portfolio company’s ability to conduct business, operating results, cash flows and its ability to service debt obligations and make payments to the Fund. This risk could arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its investments, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other financial intermediaries. Also, any practice of rehypothecation of securities of the Fund or its investments held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties.

The Fund will also depend on the services of custodians, administrators and other agents to carry out certain securities transactions and administrative services for it. The terms of the Fund’s contracts with third parties surrounding securities transactions could be customized and complex, and could occur in markets or relate to products that are not subject to regulatory oversight. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.

Risk of ISQ Credit Event.    Although the Fund and the Adviser are separate legal entities from other entities of ISQ, in the event that ISQ were to experience material financial distress or a downgrade in its credit rating, or if there were a change of control of ISQ, the Fund could nonetheless be adversely affected. In that regard, financial distress, a credit rating downgrade or change of control of ISQ or the Adviser could cause the Adviser to have difficulty retaining personnel, or otherwise adversely affect the Fund and its ability to achieve its investment objectives. Such an event may also cause a default, reduction in borrowing base or other adverse effect with respect to indebtedness incurred by the Fund. Similarly, if Other ISQ Funds were to incur substantial losses, the revenues of ISQ may decline substantially. Such diminishment in revenues could affect the ability of ISQ to satisfy its commitments to investments or prospective investments.

Claims Against ISQ; Adverse Publicity.    ISQ is a global asset manager with a number of investment strategies and offices and employees around the world. Given the broad spectrum of operations of ISQ and its affiliates, claims (or threats of claims) and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings can and do occur in the ordinary course of its and its affiliates’ (including the Adviser’s) business. Such investigations, actions and proceedings may impact the Fund, including by virtue of reputational damage to ISQ (including the Adviser), or otherwise. Each of the Fund and the Adviser face the risk of negative publicity, including in matters such as labor disputes and adverse environmental attention, as well as matters arising out of municipal and federal government scrutiny both in the U.S. and globally. Portfolio company employees and ISQ employees could also pursue claims against ISQ or the Fund, which may draw negative publicity, as well as negative news media attention. Such adverse publicity may have a material effect on the Adviser’s ability to source investments or otherwise meet the Fund’s investment objectives. Additionally, the unfavorable resolution of such actions could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact ISQ (including the Adviser). In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities. While ISQ has implemented policies and procedures designed to protect against non-compliance with applicable rules and regulations, there is no guarantee that such policies and procedures will be adequate or will protect ISQ in all instances.

U.S. Dollar Denomination of Shares.    Shares are denominated in United States dollars. Investors subscribing for Shares in any country in which United States dollars are not the local currency should note that changes in the value of exchange between United States dollars and such currency may have an adverse effect on the value, price or income of the investment in the Fund to such investor. There may be non-U.S. exchange regulations applicable to investments in non-U.S. currencies in certain jurisdictions where this Prospectus is being issued. The fees, costs and expenses incurred by Shareholders in converting their local currency to United States dollars (if applicable) in order to purchase Shares will be borne solely by such Shareholder. In addition, it may be the case that the aggregate amount that a Shareholder is required to contribute to the Fund is well in excess of what such Shareholder otherwise intended to contribute to the Fund in its local currency as a result of currency fluctuations. Each prospective investor should consult with its own counsel and advisors as to all legal, tax, financial and related matters concerning an investment in Shares.

Litigation.    Litigation can and does occur in the ordinary course of the management of an investment portfolio. The Fund may be engaged in litigation both as a plaintiff and as a defendant. This risk is somewhat greater where the Fund exercises control or significant influence over a portfolio company’s direction, including as a result of board participation. Such litigation can arise as a result of issuer default, issuer bankruptcies and/or other reasons. In certain cases, such issuers may bring claims and/or counterclaims against the Fund, the Adviser and/or their respective principals and affiliates alleging violations of securities laws and other typical issuer claims and counterclaims seeking significant damages. The expense of defending against claims made against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund to the extent that (a) the Fund has not been able to protect itself through indemnification or other rights against the portfolio company, (b) the Fund is not entitled to such protections or (c) the portfolio company is not solvent. The Adviser and others may be indemnified by the Fund in connection with such litigation, subject to certain conditions.

The outcome of any proceedings involving the Fund or the investments may materially adversely affect the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation. Under the Advisory Agreement, the Fund will generally be responsible for indemnifying the Adviser and related parties for costs they may incur with respect to such litigation not covered by insurance.

Third-Party Advice.    The Fund and the Adviser utilize the services of attorneys, accountants, custodians, fund administrators and other consultants in their operations. The Fund and the Adviser generally rely upon such service providers for their professional judgment with respect to legal, tax, accounting, operational, regulatory and other matters. Nevertheless, there exists a risk that such service providers may provide incorrect advice from time to time or may otherwise make errors when providing services. Neither the Fund nor the Adviser will generally have any liability to the Shareholders for any reliance upon such advice or services. Service providers will be selected by the Adviser on behalf of the Fund with due care and consistent with their obligations under applicable law. Notwithstanding the foregoing, the Fund may bear the risk of any errors or omissions by such service providers. Additionally, subject to certain limitations, the Fund may be required to exculpate and indemnify such service providers for any losses incurred. See also “— Cybersecurity Risk” below. Whenever the Adviser makes a determination or uses its discretion, unless otherwise indicated, it shall do so in its sole and absolute discretion.

Cybersecurity Risk.    ISQ’s, the Fund’s and their respective service providers’ information and technology systems could be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. For example, unauthorized third parties could attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of ISQ, the Fund and their respective service providers, counterparties or data within these systems. Third parties could also attempt to fraudulently induce employees, customers, third-party service providers or other users of ISQ’s, the Fund’s and their respective service providers’ systems to disclose sensitive information in order to gain access and, even with sophisticated prevention and detection systems, there will be instances where data security incidents are not identified in a timely or appropriate manner or at all, which will likely cause further harm to ISQ’s, the Fund’s and their respective service providers’ data or that of the Shareholders. ISQ, the Fund and their respective service providers have implemented various measures to manage risks relating to these types of events. Additionally, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, ISQ, the Fund and their respective service providers could have to make a significant investment to fix or replace them. The failure of these systems and/or disaster recovery plans for any reason could cause significant interruptions in ISQ’s, the Fund’s and their respective service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to Shareholders (and the beneficial owners of Shareholders). Such a failure could harm ISQ’s, the Fund’s and their respective service providers’ reputation, subject any such entity and their respective associates to legal claims and otherwise affect their business and financial performance. Additionally, any failure of ISQ’s, the Fund’s and their respective service providers’ information, technology or security systems could have an adverse impact on its ability to manage the Fund. Similar types of operational and technology risks are also present for the portfolio companies in which the Fund invests and the sponsors of such investments, which could have material adverse consequences for such portfolio companies, and could cause the investments to lose value.

The Fund and the Adviser make no assurances, representations or warranties in relation to these matters, and have not obtained representations or warranties in relation to these matters from all of their respective service providers. In addition, the Adviser, the Fund’s subsidiaries and each of their respective affiliates reserve the right to intercept, monitor and retain e-mail messages to and from its systems as permitted by applicable law. Substantial costs may be incurred in order to prevent any cyber incidents in the future. There are inherent limitations in the Fund’s service providers’ business continuity plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund. In addition, jurisdictions in which ISQ operates have recently adopted or are considering adopting laws that include stringent operational requirements for entities processing personal information and significant penalties for non-compliance, such as the EU GDPR, California Privacy Act and the New York SHIELD Act, and a range of proposed additional laws as the U.S. federal and state level.

Non-Compete Arrangements.    Situations could arise in which the Fund, ISQ and/or other members of ISQ could be required to enter into certain non-compete or similar exclusivity arrangements with third parties in order to avoid the making of investments which could compete with other investments held by the Fund or by an Other ISQ Fund. Non-compete or similar exclusivity arrangements could have the effect of restricting the ability of the Fund to pursue certain investment opportunities which could otherwise have been considered as potentially suitable for the Fund.

Dependence on Third-Party Administrators.    The Fund expects to enter into, and may otherwise be bound from time to time with respect to, a services agreement with a third-party administrator. Any such administrator may perform certain administrative, accounting and reporting services for or related to the Fund. If engaged, the Fund would depend on the services provided by any such administrator in order to comply with certain reporting and other obligations set forth in this Prospectus. The Adviser intends to monitor any such administrator and its performance. However, there is no assurance that such administrator will comply with its obligations to the Fund or that the Fund will be able to recover in part or in full any damages caused by any failure of such administrator to comply with such obligations, including as a result of such administrator’s bankruptcy, lack of liquidity, operational failure or otherwise. Investors will not have the ability to bring a direct claim against any such administrator and, to the extent that such administrator is performing obligations of the Adviser or its affiliates, the Advisory Agreement includes exculpation and indemnification provisions that will limit the circumstances under which the Adviser and its affiliates can be held liable to the Fund. The Fund would pay all fees payable to any such administrator with respect to the services for or related to the Fund. In addition to the payment of the fees, the Fund would reimburse any such administrator for any out-of-pocket expenses and other amounts agreed to with such administrator. Under the services agreement, the Fund may agree to indemnify and hold harmless any such administrator and its related parties.

Risks Related to the Current Market

General Economic Conditions.    Changes in general global, regional and/or United States economic and geopolitical conditions may affect the Fund’s activities. Interest rates, general levels of economic activity, the price of securities and participation by other investors in the financial markets may affect the market in which the Fund makes investments or the value and number of investments made by the Fund or considered for prospective investment. Material changes and fluctuations in the economic environment, particularly of the type experienced in the years following 2008 that caused significant dislocations, illiquidity and volatility in the wider global economy, and the market changes that have resulted from the spread of a novel coronavirus (“COVID-19”) also may affect the Fund’s ability to make investments and the value of investments held by the Fund or the Fund’s ability to dispose of investments. The short-term and the longer-term impact of these events are uncertain, but they could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity. Any economic downturn resulting from a recurrence of such marketplace events and/or continued volatility in the financial markets could adversely affect the financial resources of investments. Investments can be expected to be sensitive to the performance of the overall economy. For example, the ability of assets, companies, projects or businesses in which the Fund holds investments to repay their debt obligations (including making payments to the Fund as creditor with respect thereto) or refinance debt instruments could depend on their ability to obtain financing, including by selling securities in the high yield debt or bank financing markets. Interest rate changes will generally also affect the value of debt instruments directly (in the case of adjustable rate instruments) or indirectly (in the case of fixed rate instruments). In general, rising interest rates will negatively impact the price of fixed rate debt instruments and falling interest rates will have a positive effect on price.

In particular, any deterioration of the global debt markets (particularly the U.S. debt markets), any possible failure of certain financial services companies, and any significant rise in the market’s perception of counterparty default risk or increases in interest rates or taxes, to the extent that such marketplace events are not temporary and continue, could have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of U.S. and global economies. Such an economic downturn could adversely affect the financial resources of portfolio companies of the Fund and result in the inability of such portfolio companies to make principal and interest payments on outstanding debt obligations to the Fund when due. In the event of such defaults, the Fund will likely suffer a partial or total loss of capital invested in such investments, which could, in turn, have an adverse effect on the Fund’s returns.

Geographic Risk.    Economic growth and prosperity in the countries in which the Fund could invest will vary. This could impact the Fund’s ability to realize investments in certain countries and could impact the prospects of certain investments in the Fund’s portfolio. In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance. The economies of particular countries could differ favorably or unfavorably from one another in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many countries, especially those outside of the OECD, have exercised and continue to exercise substantial influence over many aspects of the private sector, including owning or controlling such countries’ large companies.

Trade Negotiations, Tariffs and Related Government Actions.    In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Business Continuity Plans.    In the event of unforeseen catastrophic events such as natural disasters, terrorist attacks, pandemics and epidemics, the Adviser will initiate its business continuity plan to safeguard that its employees have the resources and technology necessary to continue their responsibilities and meet portfolio investment and investor needs. The business continuity plan is tested to ensure that appropriate measures are put in place to manage any such catastrophic events. However, the Adviser is not able to predict the level of disruption that such catastrophic events will have on its operation or the ability of the plan to succeed in a time of crisis. Thus, its business continuity plan may be insufficient to continue operating the Adviser’s business as usual. The failure of the business continuity plan for any reason could cause significant interruptions in the Adviser’s, the Fund’s and/or the portfolio companies’ operations.

Similar types of operational risks are also present for the portfolio companies in which the Fund invests and the vendors, third-party suppliers or counterparties with whom the Fund or the portfolio companies transact, which could have material adverse consequences for such companies and may cause the Fund’s investments to lose value.

Commodity Price Risk.    Infrastructure Investments may be subject to commodity price risk, including, without limitation, the price of electricity and oil prices and supplies of fuel. The operation and cash flows of certain of the Fund’s assets will depend, in substantial part, upon prevailing market prices for electricity, oil and fuel, and particularly natural gas. Historically, the markets for oil, gas, coal and power have been volatile and are subject to significant fluctuations over a short period of time in response to relatively minor changes in supply and demand, uncertainties within the market and a variety of other factors beyond ISQ’s control. This volatility is likely to continue in the future. These market prices could fluctuate materially depending upon a wide variety of factors beyond the control of the Adviser or the Fund, including, without limitation, weather conditions, the changes in foreign and domestic market supply and demand for oil, force majeure events, changes in law, governmental regulations, relative price and availability of alternative forms of fuels and energy sources, energy conservation, the success of exploration projects, political instability, armed conflicts, international political conditions including those in the Middle East, actions of the Organization of the Petroleum Exporting Countries (“OPEC”) (and other oil and natural gas producing nations) including the ability of the OPEC member countries, and other oil exporting countries, including Russia, to agree upon and to maintain price stability through production limits/quotas and the level of production by non-OPEC countries, the capacity of U.S. and international refiners to use U.S. supplies of oil, natural gas and natural gas liquids, the economic growth of countries that are large consumers of energy and overall economic conditions. The occurrence of events related to the foregoing makes it extremely difficult to predict future oil and natural gas price movements with any certainty and could have a material adverse effect on the Fund and portfolio companies.

Inflation Risk.    Depending on the inflation assumptions relating to anticipated cash flows from an investment, as well as the manner in which the asset revenue is determined with respect to such investment, returns from an investment could vary from those projected by ISQ as a result of changes in the rate of inflation and any corresponding changes in the price of commodities, which are critical to the operation of infrastructure assets. There can be no assurance that a high ratio of inflation will not have a material adverse effect on the investment of the Fund.

If a portfolio company is unable to increase its revenue in times of higher inflation, its profitability and ability to repay debt obligations could be adversely affected. Many of the companies in which the Fund invests could have long-term rights to income linked to some extent to inflation, whether by government regulations, contractual arrangement or other factors. Typically, as inflation rises, the portfolio company will earn more revenue, but will incur higher expenses; as inflation declines, the portfolio company could not be able to reduce expenses in line with any resulting reduction in revenue. Many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate (e.g., the toll set on a toll road). These concessions do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and could also reduce the amount of levered, after-tax cash flow generated by a portfolio company, which could impair the portfolio company’s ability to make principal and interest payments on outstanding debt obligations to the Fund when due. In addition, the market value of portfolio companies could decline in times of higher inflation rates given that the most commonly used methodologies for valuing portfolio companies (e.g., discounted cash flow analysis) are sensitive to rising inflation and real interest rates. Finally, wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of portfolio companies. Accordingly, changes in the rate of inflation could affect the forecasted profitability of the portfolio companies and, therefore, inflation could directly adversely affect the portfolio companies.

Regional Risk; Interdependence of Markets.    Economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. The market and the economy of a particular country in which the Fund invests is influenced by economic and market conditions in other countries in the same region or elsewhere in the world. Similarly, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets. A repeat of either of these crises or the occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.

Trade Policy.    Political leaders in the U.S. and certain European nations have been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods, including steel and aluminum, and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. Products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. Products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. In particular, the ongoing trade dispute between the U.S. and China is expected to be a continuing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). While this dispute has already had negative economic consequences on U.S. markets, to the extent this trade dispute escalates into a “trade war” between the U.S. and China, there could be additional significant impacts on the industries in which the Fund participates and other adverse impacts on the Fund’s investments.

Currency Risk.    The “functional currency” of the Fund will be the dollar. Investors will bear the economic risk of any fluctuations in the value of their domestic currency against dollars when they exchange their domestic currency for dollars to invest or make other payments to the Fund or exchange dollars distributed to them by the Fund, as applicable, for their domestic currency. There may be foreign exchange regulations applicable to investments in foreign currencies in certain jurisdictions. The Fund’s investments, revenues and expenses will likely be located or incurred all around the globe and will likely be denominated in a wide variety of currencies. The Fund’s business will be subject to risks typical of an international business including, but not limited to, differing tax structures, and general foreign exchange rate volatility. For investments denominated in currencies other than U.S. dollars, the value in the local currency of the investment will vary with movements in exchange rates. Additionally, as a result of large-scale currency speculation, a number of emerging markets countries have been unable to sustain exchange rates and have devalued their currency relative to the U.S. dollar or shifted to floating exchange rate regimes. The Fund is permitted to seek partially to hedge currency risk associated with investments in countries that do not use the dollar as their primary currency. The Fund could incur costs related to currency hedging arrangements. There is a risk that the hedges do not remove all of the risk associated with the amount hedged. In addition, as the hedges are only partial by design, the Fund remains at risk for any unhedged amount. In addition, there can be no assurances regarding the stability of the dollar during the life of the Fund. The remittance of income and capital gains generated by investments by the Fund in certain countries could be dependent on there being liquidity in the relevant local currency. It could be impossible or impracticable to hedge the currency risk to which the Fund is exposed. ISQ could commit the forward payment of certain assets denominated in another currency than the US dollar which could be significantly higher at the date of execution of the commitment. This could have an adverse effect on the Fund, the performance of its investments and its ability to fulfill its investment objectives.

Investments Outside of the OECD.    Subject to the limitations set forth in the Prospectus, the Fund is permitted to invest in issuers headquartered and operating in jurisdictions other than the member states of the OECD. Such other regions could present risks including as a result of having less stable political regimes and/or legal, regulatory or economic environments. As a result, investments made by the Fund in such regions could create risks which would not apply to investments made in the OECD, and such investments could adversely impact the overall performance of the Fund. See also “— Risks of Investing in Growth Markets” below, where this is further described.

Eurozone Risks.    There are significant and persistent concerns regarding the debt burden of certain Eurozone countries and their ability to meet future financial obligations, the overall stability of the Euro and the suitability of the Euro to function as a single currency given the diverse economic and political circumstances in individual Eurozone countries. The overall stability of certain European financial markets has deteriorated in recent years and concerns linger regarding potential defaults by sovereign states in Europe. The risks and prevalent concerns about a credit crisis in Europe could have a detrimental impact on global economic recovery as well as on sovereign and non-sovereign debt in the Eurozone countries. There can be no assurance that the market disruptions in Europe will not spread to other countries, nor can there be any assurance that future assistance packages will be available or, even if provided, will be sufficient to stabilize affected countries and markets in Europe or elsewhere. These and other concerns could lead to the re-introduction of individual currencies in one or more Eurozone countries, or, in more extreme circumstances, the possible dissolution of the Euro entirely. This could have an adverse effect on the performance of investments both in countries that experience the default and in other countries within the EU. Should the Euro dissolve entirely, the legal and contractual consequences with respect to the Fund, its Shareholders and their investments in Europe could be determined by laws in effect at such time, including investments based in the EU which derive a majority of their sales or profits from emerging markets. These potential developments could negatively impact the ability of the Fund to make investments in Europe, the value of the investments in Europe and the general availability and cost of financing permitted investments.

Market Disruption and Geopolitical Risk.    Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various countries, including the U.S., the response of the international community — through economic sanctions and otherwise — to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could become more significant. Certain assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the U.S. and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. These sanctions could also impair the Fund’s ability to meet its investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder tenders. The Fund could seek to not conduct repurchase offers in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Banking System Volatility.    The U.S. banking system has recently experienced, and continues to experience, significant volatility resulting from, in large part, the closure of certain U.S. banks. Similar events at other U.S. or international banks could increase the Adviser’s and the Fund’s costs, negatively impact the Fund’s ability to execute on pending transactions, including with respect to the ability to draw down amounts under credit facilities, and divert the Adviser’s time, attention and resources away from the pursuit of the Fund’s investment strategy. These closures, and any additional closures that could occur within the banking system, have resulted and could continue to result in significant financial distress in the markets, which could exacerbate the normal risks associated with the Fund. Potential impacts include additional bank runs, which could cause affected banks to liquidate long-term investments at unattractive valuations thereby decreasing market prices for such assets; increased demand for assets traditionally considered safe havens; decreased demand for illiquid or esoteric investments; decreased capital availability from lenders; central bank interventions, which could stymie efforts to control inflation; and increased savings and consumption among consumers. Furthermore, these closures could lead to financial system and participant regulatory reform, and such increased regulatory oversight could impose additional administrative burdens on the Adviser and the Fund. The foregoing could materially adversely impact the Fund’s operations and its ability to realize its investment objectives in a timely manner. It is currently unclear what the ultimate effect of the situation will be on the private equity industry and global markets as a whole.

Risks Related to the Fund’s Investments in Infrastructure

Infrastructure Investments.    Infrastructure Investments will be subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, climate change, the ability of the Fund to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since Infrastructure Investments, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment. In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, could adversely affect operations of the Fund. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project could, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment. There can be no assurance that the investments will be profitable or generate cash flow or provide a return on or recovery of amounts invested therein.

Sector Risks.    The Fund’s investment portfolio will consist primarily of Infrastructure Investments, many of which will be privately held, and operating results in a speciﬁed period will be difﬁcult to predict. Such investments involve a high degree of business and ﬁnancial risk which can result in substantial losses, including the loss of a Shareholder’s entire investment.

A portion of the Fund’s assets could be invested in companies in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than the portfolio companies in which the Fund invests. Portfolio companies in which the Fund invests might also be subject to additional infrastructure sector risks, including (i) the risk that technology employed will be not be effective or efficient, (ii) the risk of equipment failures, failure to perform according to design specifications, failure to meet expected levels of efficiency, fuel interruptions, loss of sale and supply contracts; (iii) changes in power or fuel contract prices, bankruptcy of or defaults by key customers, suppliers or other counterparties, and tort liability; (iv) risk of changes of values of infrastructure sector companies; (v) risks associated with employment of personnel and unionized labor; (vi) political and regulatory considerations and popular sentiments that could affect the ability of the Fund to buy or sell investments on favorable terms; and (vii) other unanticipated events which adversely affect operations. The occurrence of events related to any of the foregoing could have a material adverse effect on the Fund and its investments. These and other inherent business risks could affect the performance and value of investments.

Operations and Maintenance Risk.    The long-term profitability of the assets in which the Fund invests will be dependent upon the efficient operation and maintenance of such assets. Investments in the infrastructure industry could be subject to technical risks, including the risk of mechanical breakdown, spare parts shortages, failure to perform according to design specifications and other unanticipated events that adversely affect operations. As a general matter, the operation and maintenance of infrastructure assets involve significant capital expenditures and various risks, many of which will not be under the control of the owner/operator, including labor issues, political or local opposition, technical obsolescence, structural failures and accidents, environment related issues, counterparty non-performance and the need to comply with the directives of government authorities. Optional or mandatory improvements, upgrades or rehabilitation of infrastructure assets could cause delays or result in closures or other disruptions subjecting the investment to various risks including lower revenues. The operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, certain weather events, terrorist attacks, major facility breakdowns, electricity line ruptures or other disasters. See also “— Unforeseen Events and Uninsured Losses”. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets. In addition, the cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption could result in permanent loss of customers, substantial litigation or penalties for regulatory or contractual non-compliance. Moreover, any loss from such events might not be recoverable under relevant insurance policies. Business interruption insurance is not always available, or economic, to protect the business from these risks.

Industrial action involving employees or third parties could disrupt the operations of infrastructure projects. Infrastructure projects are exposed to the risk of accidents that could give rise to personal injury, loss of life, damage to property, disruption to service and economic loss. While the Fund will, where possible, seek investments in which creditworthy and appropriately bonded and insured third parties bear much of these risks, there can be no assurance that any or all such risks can be mitigated or that such parties, if present, will perform their obligations. An operating failure could lead to loss of a license, concession or contract on which a portfolio investment is dependent. Inefficient operations and maintenance could reduce returns to the Shareholders.

Environmental, Health and Safety Risks.    Infrastructure assets are typically subject to numerous statutes, rules and regulations relating to protection of the environment and worker and public health and safety. Certain statutes, rules and regulations might require investments to address environmental contamination, including soil and groundwater contamination, resulting from the release of fuel, hazardous materials or other pollutants, to control other forms of environmental pollution such as air, surface water, wastewater, and noise pollution, or otherwise to incur significant capital or operating expenditures to comply with environmental, health, and safety requirements. Any current or past non-compliance with such requirements could subject an investment to material administrative, civil, or criminal penalties or other liabilities. Further, under various statutes, rules and regulations of certain jurisdictions, a current or previous owner or operator of real property might be liable for the costs of investigation, monitoring, removal or remediation of hazardous materials, in some cases whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials could also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

The long-term trend toward increasingly stringent environmental, health, and safety regulations could continue in the future, resulting in substantial additional costs on investments to comply with new requirements. In addition, because infrastructure assets can have a substantial environmental impact, community and environmental groups might protest about the development or operation of a portfolio company, and these protests could induce government action to the detriment of performance of the investment. Further, ordinary operation or occurrence of an accident with respect to an investment could cause significant damage to the environment or harm to public health or safety, which could result in significant financial distress to the particular asset and ultimately affect the return on the Fund’s investment therein.

ISQ cannot rule out the possibility that environmental, health, or safety liabilities might arise as a result of a large number of factors, including changes in laws or regulations and the existence of conditions that were unknown at the time of acquisition. Environmental, health or safety liabilities could have a material adverse effect on the results of operations, financial condition, liquidity and prospects of the investments, and on the overall value of such investments.

Climate Risk.    Global climate change is widely considered to be a significant threat to the global economy. Infrastructure assets in particular could face risks from the physical effects of climate change, such as risks posed by increasing frequency or severity of extreme weather events and rising sea levels and temperatures. Additionally, the Paris Agreement and other initiatives by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions could expose infrastructure assets to so-called “transition risks” in addition to physical risks, such as: (i) regulatory and litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to climate impacts), (ii) technology and market risk (e.g., declining market for products and services seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); and (iii) reputational risk (e.g., risks tied to changing customer or community perceptions of an asset’s relative contribution to greenhouse gas emissions). ISQ cannot rule out the possibility that climate risks could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have a material adverse effect on an investment or the Fund.

Competition Facing Portfolio Companies.    The Fund could invest in companies that construct or maintain and operate infrastructure assets in a highly competitive environment. Once the Fund’s infrastructure assets become operational, they could face intense competition from other infrastructure assets in the vicinity of the assets they operate, the presence of which depends in part on government plans and policies. For example, an increase in the number and convenience of alternative routes and competition from other modes of transportation could reduce traffic on toll roads operated by portfolio companies thus materially and adversely affecting performance. Portfolio companies could face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Such competition could materially and adversely affect the Fund’s business, financial condition and results of operations.

Demand and Usage Risk.    The Fund is permitted to invest in assets with demand, usage and throughput risk. Residual demand, usage and throughput risk can affect the performance of investments. For example, some of the investments could be subject to seasonal variations, and accordingly, the Fund’s operating results for any such investment in any particular quarter might not be indicative of the results that can be expected for such investment throughout the entire year. To the extent that ISQ’s assumptions regarding the demand, usage and throughput of assets prove incorrect, returns to the Fund could be adversely affected.

Users of the infrastructure operated by investments could react negatively to any adjustments to applicable tolls or other usage-related fee rates, or public pressure could cause relevant government authorities to challenge the tolls or other usage-related fee rates. Users of infrastructure might react adversely to tolls or other usage-related fee rates, for example, by avoiding using the infrastructure or refusing to pay the tolls or other usage-related fee, resulting in lower volumes and reduced usage revenues. In addition, adverse public opinion, or lobbying efforts by specific interest groups, could result in governmental pressure on investments to reduce their tolls or other usage-related fee rates, or to forego planned tolls or other usage-related fee rate increases. ISQ cannot guarantee that government bodies with which investments have concession agreements will not try to exempt certain users’ categories from tolls or other usage-related fees or negotiate lower tolls or other usage-related fee rates. If public pressure or government action forces investments to restrict their tolls or other usage-related fee rate increases or to reduce their tolls or other usage-related fee rates, and they are not able to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Fund’s business, financial condition and results of operations could be materially and adversely affected.

The Fund could invest in investments that derive substantially all of their revenues from collecting tolls or other usage-related fees from users of such infrastructure. The tolls or other usage-related fees that are applicable to such infrastructure are set forth in the respective concession agreements entered into by or on behalf of the Fund or the relevant portfolio company and the relevant government body.

After execution of a concession agreement, the relevant government bodies could seek to limit such investments’ ability to increase, or could seek to reduce, tolls or other usage-related fee rates outside the scope of the respective concession agreements, as a result of factors such as general economic conditions, negative consumer perceptions of increases in tolls or other usage-related fee rates, the prevailing rate of inflation, volume and public sentiment about prevailing tolls or other usage-related fee rates.

Unforeseen Events and Uninsured Losses.    The use of infrastructure assets could be interrupted or otherwise affected by a variety of events outside ISQ’s control, including serious traffic accidents, natural disasters (such as fire, hurricanes, floods, tornadoes, tsunamis, windstorms, volcanic eruptions, earthquakes and typhoons), man-made disasters (including terrorism, war and riots), defective design and construction, slope failure, bridge and tunnel collapse, road subsidence, fuel prices, environmental legislation or regulation, general economic conditions, labor disputes, eminent domain, force majeure, epidemics or pandemics, and other unforeseen circumstances and incidents (including as described under sections “— Diseases, Epidemics and Pandemics Risk” and “— Terrorism Risks”). Certain of these events have affected infrastructure assets in the past, and if the use of the infrastructure assets operated by portfolio companies is interrupted in whole or in part for any period as a result of any such events, the revenues of such portfolio companies could be reduced and the costs of maintenance or restoration as well as the overall public confidence in such infrastructure assets could be reduced. Insurance against such risks could be unavailable, available in amounts that are less than the full market value or replacement costs of the underlying assets or subject to a large excess, and certain risks that are currently insurable could cease to be insurable on an economically affordable basis or at all. There can be no assurance that such investments’ insurance would cover liabilities resulting from claims relating to the design, construction, maintenance or operation of infrastructure assets, lost revenues and other business interruption expenses or increased expenses resulting from costs to repair damage to the assets. In some cases project agreements could be terminated if the events described above were so catastrophic that they could not be remedied within a reasonable period or at all.

Development Risk.    The successful development of new or expansion infrastructure projects entails a variety of risks (some of which could be unforeseeable at the time a project is commenced), and could require or result in the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such factors could include: political or local opposition, available and timely receipt of zoning, receipt of regulatory approvals or permits, site or land procurement, environmentally related issues, construction risks and delays (such as late delivery of necessary equipment), labor disputes (such as work stoppages), counterparty non-performance, project feasibility assessment and dealings with and reliance on third-party consultants, tenant lease up and absorption risk, the cost and timely completion of construction (including, without limitation, risks beyond the control of the Adviser, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. When making an investment, value can be ascribed to infrastructure projects (new or expansion) that do not achieve successful implementation, potentially resulting in a lower-than-expected internal rate of return over the life of the investment. In addition, there are significant capital expenditures associated with the development and operating costs of infrastructure assets generally.

To the extent that the Fund invests in companies providing services or products (such as, for example, exploratory drilling rigs and support services) to participants in the natural resources exploration, development, extraction and transportation industries (such as, for example, oil, natural gas or minerals), the failure of such industry participants to successfully locate, develop, extract or transport such resources could materially impact the demand for the services or products of such companies, adversely affecting their performance and the Fund’s investment therein.

Real Estate Risk.    Some or all of the Fund’s investments will likely be subject to the risks inherent in owning the debt or equity of companies that are in the business of owning and operating assets or businesses which derive a substantial amount of their value from real estate and real estate-related interests. These types of underlying interests are typically illiquid. Deterioration of real estate fundamentals will likely negatively impact the performance of such investments. Such changes in fundamentals could involve fluctuations as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in environmental and zoning laws, casualty or condemnation losses, environmental liability, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, the availability of mortgage funds which could render the sale or refinancing of properties difficult or impracticable, natural disasters, increase in interest rates and other factors that are beyond the control of ISQ. In addition, the Fund is permitted to invest in certain countries that have or had Communist or Socialist governments, where lands that had been nationalized are now becoming available for private investment and development. These lands could be subject to adverse claims by persons that had, or purport to have had, an interest in such land prior to the time at which it had been nationalized, or other disputes as to land titles. There can be no assurance that infrastructure assets in which the Fund invests in such countries will not be subject to such claims or other disputes having an adverse impact on the performance of the Fund. Such disputes could result, among other things, in the loss of capital invested in the relevant infrastructure asset. Additionally, the Fund is permitted to invest in assets in jurisdictions where indigenous rights (e.g., with respect to tribes or other dispossessed people/communities) to land exist. While the Fund will generally conduct due diligence in such jurisdictions to determine the extent to which it could be affected by such rights, it might not be possible to mitigate against or remove a risk associated with indigenous claims. Additionally, any declaration of title in respect of government protected land on which infrastructure assets are located could negatively affect the operation of those businesses.

Land Title Risks.    Certain businesses will require large areas of land to install and operate their equipment and associated infrastructure. The rights to use the necessary land can be obtained through freehold title, easements, leases and other rights of use. Different jurisdictions adopt different systems of land title and in some jurisdictions it might not be possible to ascertain definitively who has the legal right to enter into land tenure arrangements with portfolio companies. In addition, the grantor’s fee interests in the land which is the subject of such easements and leases are or could become subject to mortgages securing loans, other liens (such as tax liens) and other lease rights of third parties (such as leases of oil, gas, coal or other mineral rights). As a result, a portfolio company’s rights under such leases or easements are or could be subject and subordinate to the rights of third parties. It is also possible that a default by the grantor under any mortgage could result in a foreclosure on the grantor’s interest in the property and thereby terminate the portfolio company’s right to the leases and easements required to operate its business. Similarly, it is possible that a government authority, as the holder of a tax lien, could foreclose upon a parcel and take possession of the portion of the assets located on such parcel. The rights of a third party pursuant to a superior lease (such as leases of oil, gas, coal or other mineral rights) could also result in damage to or disturbance of the physical assets of a business or require relocation of investment assets. The locations of the portfolio companies could also be subject to government exercise of eminent domain power or similar events. The expiration of a landowner lease and the failure to obtain an extension will adversely affect the portfolio company on such property. If any portfolio companies were to suffer the loss of all or a portion of their underlying real estate interests or equipment as a result of a foreclosure by a mortgagee or other lienholder of a land parcel, or damage arising from the conduct of superior leaseholders, such portfolio company’s operations and revenues will likely be adversely affected.

Construction Risks.    In connection with any new development project (i.e., a “greenfield” project), expansion of a facility or acquisition of a facility in late-stage development, a portfolio company could also face construction risks typical for infrastructure businesses, including, without limitation, (i) labor disputes, shortages of material and skilled labor or work stoppages, (ii) slower than projected construction progress and the unavailability or late delivery of necessary equipment, (iii) less than optimal coordination with public utilities in the relocation of their facilities, (iv) adverse weather conditions and unexpected construction conditions, (v) accidents or the breakdown or failure of construction equipment or processes, and (vi) catastrophic events such as explosions, fires and terrorist activities and other similar events beyond the Fund’s control. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of construction activities once undertaken, any of which could have an adverse effect on the Fund and on the amount of funds available for distribution to the Shareholders. Construction costs could exceed estimates for various reasons, including inaccurate engineering and planning, labor and building material costs in excess of expectations and unanticipated problems with project startup. Such unexpected increases could result in increased debt service costs and funds being insufficient to complete construction, which in turn might result in the inability of project owners to meet the higher interest and principal repayments arising from the additional debt required. Delays in project completion can result in an increase in total project construction costs through higher capitalized interest charges and additional labor and material expenses and, consequently, an increase in debt service costs. Delays could also result in an adverse effect on the scheduled flow of project revenues necessary to cover the scheduled operations phase debt service costs, lost opportunities, increased operations and maintenance expenses and damage payments for late delivery. Portfolio companies with assets under development could experience operating deficits after the date of completion. In addition, market conditions could change during the course of development that make such development less attractive than at the time it was commenced. In addition, there are risks inherent in the construction work that could give rise to claims or demands against a portfolio company from time to time. Moreover, market conditions could change during the course of construction that make such development less attractive than at the time it was commenced.

Investments in the Energy Sector.    The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and could result in the curtailment or suspension of their related operations, any and all of which could result in lower-than-expected returns to the Fund.

Investments in the Utility Industry.    The Fund is permitted to make certain investments in and relating to the utility asset class. In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demands, technological advances, greater availability of natural gas and other factors. In response, a number of countries, including the United States, are considering or implementing methods to introduce, promote and retain competition. To the extent competitive pressures increase and the pricing and sale of electricity assume more characteristics of a commodity business, the economics of independent power generation projects into which the Fund could invest might come under increasing pressure. Deregulation is fueling the current trend toward consolidation among domestic utilities, but also the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in the independent power industry.

Regulatory and Legal Risks.    Many, if not all, of the investments will be in entities that are subject to substantial regulation by governmental agencies. The nature of this regulation exposes the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses. In addition, their operations could often rely on governmental licenses, concessions, leases or contracts that are generally very complex and could result in disputes over interpretation or enforceability. Even though most permits and licenses are obtained prior to the commencement of full project operations, many of these licenses and permits have to be maintained over the project’s life. If the Fund or portfolio companies fail to comply with these regulations or contractual obligations, they could be subject to monetary penalties or they could lose their rights to operate the underlying infrastructure assets, or both. Where their ability to operate an infrastructure asset is subject to a concession or lease from the government, the concession or lease could restrict their ability to operate the asset in a way that maximizes cash flows and profitability.

Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they could have, and these government entities could exercise their authority in a manner that causes delays in the operation of the business of the infrastructure investments, obstacles to pursuit of the infrastructure investments’ strategy or increased administrative expenses. In this regard, the nature and extent of government regulation can also be a key driver of value and returns. Furthermore, permits or special rulings could be required on taxation, financial and regulatory related issues.

The concessions of certain investments are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant portfolio company under the relevant concession agreement. Indeed, to the extent that the Fund invests in assets that are governed by lease or concession agreements with governmental authorities, there is a risk that these authorities might not be able to honor their obligations under the agreement, especially over the long term. The lease or concession could also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession could enable the government to terminate the lease or concession in certain circumstances (such as default by the Fund or by a portfolio company) without requiring the government counterparty to pay adequate compensation. In addition, there can be no assurance that the relevant government bodies will not legislate, impose regulations or taxes or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the investments. Indeed, government counterparties could have the discretion to change or increase regulation of the operations of the investments or to implement laws, regulations or policies affecting their operations, separate from any contractual rights that the government counterparties could have. Governments have considerable discretion in implementing regulations and policies that could impact investments, and because infrastructure assets provide basic, everyday services, and face limited competition, governments could be influenced by political considerations and make decisions that adversely affect investments and their operations. Activities not currently regulated could in the future be regulated.

In addition, Infrastructure Investments could be subject to rate regulation by government agencies because of their unique position as the sole or predominant providers of services that are often essential to the community. As a result, certain Infrastructure Investments might be subject to unfavorable price regulation by government agencies. Political oversight of the sector is also likely to remain pervasive and unpredictable and, for political reasons, governments could attempt to take actions which could negatively affect the operations, revenue, profitability or contractual relationships of infrastructure investments, including through expropriation.

Certain Infrastructure Investments might need to use public ways or could operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities could retain the right to restrict the use of such public ways or easements or to require portfolio companies to remove, modify, replace or relocate their facilities at the portfolio company’s expense. If a government authority exercises these rights, the portfolio company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant investment.

Infrastructure assets are often governed by highly complex legal contracts and documents. As a result, the risks of a dispute over interpretation or enforceability of the legal contracts and documentation and consequent costs and delays could be higher than for other types of investments. Such risks could be increased by the uncertainty of laws and their application in certain jurisdictions in which the Fund will invest. The Fund could be adversely affected by future changes in laws and regulations.

Other legal risks relate to environmental issues and industrial actions or to actions by special interest groups and actions or litigation relating to the acquisition, ownership, operation and disposition of the investments that could adversely affect the investment or the value thereof. The risk of such actions or litigation might be higher with regard to Infrastructure Investments (which could be of a public and/or quasi-monopoly nature) compared to other investments.

Transport Risk.    The success of transportation companies are subject to a number of factors such as exposure to contracted assets, risks in connection with re-contracting, and merchant exposure where a portion of revenues are not contracted and may otherwise be subject to fluctuation. Moreover, transportation companies are subject to a number of additional risks, including increased competition in the transport sector, increased costs, and changes to existing concessions agreements.

Toll Rates Risk.    The Fund may invest in investments that derive substantially all of their revenues from collecting tolls from users of roads, tunnels, bridges, rail networks, airports, ferries or seaports. Users of the toll roads, tunnels, bridges, rail networks, airports, ferries or seaports operated by investments may react negatively to any adjustments to the applicable toll rates or public pressure may cause relevant government authorities to challenge the toll rates. Users may react adversely to toll rates, for example, by avoiding tolls or refusing to pay tolls, resulting in lower traffic volumes and reduced toll revenues. In addition, adverse public opinion or lobbying efforts by specific interest groups, could result in governmental pressure on investments to reduce their toll rates or to forego planned rate increases. The Adviser cannot guarantee that government bodies with which investments have concession agreements will not try to exempt certain vehicle types from tolls or negotiate lower toll rates. If public pressure or government action forces investments to restrict their toll rate increases or reduce their toll rates and they are not able to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Fund’s business, financial condition and results of operations could be materially and adversely affected.

Renewable Power Risk.    Renewable power companies are dependent upon factors such as available water flows, wind conditions, weather conditions and technological primacy generally that may significantly impact the performance of such companies and assets. Hydrology, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. A natural disaster could impact water flows and water rights are generally owned or controlled by governments that reserve the right to control water levels or may impose water-use requirements as a condition of license renewal. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions. Moreover, technology use generally by renewable power companies is accompanied by the attendant costs of maintaining such technology while in use and subject to increased risks of obsolescence associated with emerging and disruptive new technologies. Furthermore, these risks may be exacerbated where assets are not winterized or otherwise built with technologies that enable the asset to withstand extreme weather conditions.

Data Risk.    There are a number of risks that are intrinsic to the data sector. For example, as there is a limited number of potential customers in this sector, the loss of one customer could materially decrease revenues and have an adverse impact on growth opportunities. In this regard, consolidation among technology customers may result in decreased need for multiple networks or data centers or a customer may decide to no longer outsource certain types of data infrastructure or otherwise change its business model, in each case, which would have a material and adverse effect on growth and revenues of companies in the data sector. Also, the emergence of new or improved technologies could result in the demand for existing tower space, data centers and/or fibers and thus reduce demand for new tower, data center and/or fiber leasing. In addition, increased competition in the data sector may result in fewer opportunities and higher prices for acquisitions as well as put pressure on leasing rates for new and renewing customer tower, data center and/or fiber leases. There can be no assurances that leases with current customers will not be terminated or that they will be renewed or re-let on a timely basis or at favorable net effective leasing rates.

The data sector is generally subject to United States federal, state, local and non-U.S. regulation. Local zoning authorities and community organizations are often opposed to construction in their communities and these regulations can delay, prevent or increase the cost of new tower, data center and/or system distribution construction and modifications. Existing regulatory policies may materially and adversely affect the associated timing or cost of such projects and additional regulations may be adopted which increase delays or result in additional costs, or that prevent proposed projects in certain locations. See “— Regulatory and Legal Risks” above.

Furthermore, if radio frequency emissions from wireless handsets or equipment on towers are demonstrated to cause negative health effects, potential future claims could adversely affect operations, costs and revenues.

Loss of Customers.    Companies or assets within certain infrastructure sectors often derive a significant portion of their revenue from a small number of customers, and the loss, consolidation or bankruptcy or insolvency of any of such customers may materially decrease revenues and have an adverse impact on growth opportunities of such companies or assets and within such sectors.

Risks Related to the Fund’s Credit Investments

Debt Securities.    The debt securities and other interests in which the Fund will invest could include secured or unsecured debt securities at various levels of an issuer’s capital structure, which could be subordinated to substantial amounts of senior indebtedness, and other parts of an issuer’s capital structure will remain that are senior to the investments made by the Fund (e.g., senior secured debt), all or a significant portion of which could be secured. Senior creditors will have significant influence, which could exceed the influence of the Fund or the portfolio company in certain scenarios. In addition, the debt securities in which the Fund will invest could not be protected by financial covenants or limitations upon additional indebtedness, could have limited liquidity, and could not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that could arise with respect to collateral securing the obligations. The Fund’s investments could be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than anticipated or underwritten. In addition, depending on fluctuations of the equity markets and other factors, warrants and other convertible instruments could become worthless. Accordingly, there can be no assurance that the Fund’s rate of return objectives will be realized.

Credit Risk.    One of the fundamental risks associated with investments in debt investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. While the Fund will generally target investments in companies it believes are able to repay their indebtedness, these companies could still present a high degree of business and credit risk. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their businesses, a change in the competitive environment or the continuation or worsening of any economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position, or could otherwise have a weak financial condition or experience financial distress.

Lack of Liquidity for Credit Investments.    Credit investments can be illiquid and long-term. Illiquidity can result from the absence of an established or liquid market for debt securities as well as legal and contractual restrictions on their resale by the Fund. In addition, the Fund is permitted to invest in stressed or distressed debt securities, which are often less liquid than performing debt securities. The Fund’s investment in illiquid debt securities could restrict its ability to dispose of debt securities in a timely fashion and for a fair price, which could materially adversely affect the investment results of the Fund. As a result of the Fund’s exposure to losses, including a potential loss of principal, and the illiquidity of its investments generally, investors could potentially lose all or a portion of their investment in the Fund. There can be no assurance that that the market will not experience periods of significant illiquidity in the future.

Regulations on Origination Activities.    The Fund could engage in the origination of debt or debt-linked securities, including hybrid debt, shareholder loans with associated debt-linked warrants, and preferred equity, subject to the limitations set forth in the 1940 Act. If the Fund engages in such activities, it will be subject to applicable laws in each jurisdiction in which such activities take place. Such laws are frequently highly complex and can include licensing requirements. The licensing processes can be lengthy and can be expected to subject a debt originator to increased regulatory oversight. In some instances, the process for obtaining a required license or exception certificate can require disclosure to regulators or to the public of information about the Fund, its direct or indirect investors, its loans, its business activities, its management or controlling persons or other matters. Such disclosures could provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws could result in sanctions, fines or limitations on the ability of the Fund, the Adviser or their affiliates of the foregoing to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.

The market for originating debt and debt-linked securities is highly competitive, and the Fund might be unable to compete effectively with other market participants for origination opportunities. The Fund could compete for opportunities with public and private investment funds, commercial and investment banks and commercial finance companies. In general, the corporate, non-mortgage debt origination markets present relatively low barriers to entry, and significant competition is likely.

Many current and potential competitors in the debt origination and debt-linked securities business are much larger than the Fund’s expected size and, accordingly, have far greater financial, technical, marketing and other resources. The Fund will be subject to various elements of competition, including interest rates and financing costs; origination standards; convenience; customer service; the size, term and seniority of financing arrangements; and marketing and distribution channels. Price pressure from competitors (including market participants that are not directly originating debt) could cause the Fund to lower the interest rates that it charges issuers, which consequently could lower the value of the Fund’s loans. Further, if competitors adopt less stringent debt origination standards in order to maintain their debt origination volume, the Fund could elect to do so as well. If the Fund adopts less stringent debt origination standards, the Fund will bear increased risk for debt originated under such less stringent standards, which could not be compensated by an increase in price. Alternatively, the Fund could determine not to adopt less stringent origination standards in this competitive environment, which could result in a loss of market share. Increased pressure on pricing and origination opportunities would likely reduce the volume and quality of the Fund’s origination activity and materially adversely affect the Fund. In particular, from time to time there could be influxes of capital directed to smaller issuers, which could result in a tendency by the highest quality issuers to borrow from sources other than the Fund such that the Fund’s origination opportunities and its eventual portfolio include a disproportionate number of lower quality issuers, exacerbating some of the risks outlined here.

Some competitors could have higher risk tolerances or different risk assessments than the Fund, thereby allowing such competitors to achieve a broad diversification of investments and to establish more relationships than the Fund. Some competitors could have a lower cost of funds and access to more stable funding sources that are not available to the Fund. These competitive pressures could have a material adverse effect on the Fund.

When it originates debt or debt-linked securities, the Fund expects to rely significantly upon representations made by the issuer. There can be no assurance that such representations are accurate or complete, or that any due diligence undertaken would identify any misrepresentation or omission. Any misrepresentation or omission by an issuer to which the Fund originates debt could adversely affect the valuation of the collateral underlying the debt, or could adversely affect the ability of the Fund to perfect or foreclose on a lien on the collateral securing the debt, or could result in liability of the Fund to a subsequent purchaser of the debt.

Additionally, under certain circumstances, payments to the Fund can be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Finally, the Fund could directly or indirectly make loans to borrowers where such loans or other assets or properties of the borrowers could be serviced by portfolio companies owned in whole or in part by Other ISQ Funds. Such loans could limit the Fund’s ability to participate or otherwise be represented on any applicable creditors’ committee and, as a result, the Fund could not realize the benefits, if any, of participation on such committee.

Secured Loans.    The Fund intends to invest in senior secured loans, which would typically have limited mandatory amortization and interim repayment requirements. A low level of amortization of any directly originated senior secured loans over the life of such senior secured loans could increase the risk that an issuer will not be able to repay or refinance the senior secured loans held by the Fund when it comes due at its final stated maturity.

While the Fund can invest in secured loans that are over-collateralized at the time of the investment, it could nonetheless be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims will not be asserted that might interfere with enforcement of the Fund’s rights. In addition, in the event of any default under a secured loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the secured loan, which could have a material adverse effect on the Fund’s cash flow from operations.

Federal or state law can grant liens on the collateral (if any) securing a loan that has priority over the Fund’s interest. An example of a lien arising under federal or state law is a tax or other government lien on property of an obligor. A tax lien will generally have priority over the Fund’s lien on such collateral. To the extent a lien having priority over the Fund’s lien exists with respect to the collateral related to any loan, the Fund’s interest in the asset will be subordinate to such lien. If the creditor holding such lien exercises its remedies, in certain circumstances, after such creditor is repaid, sufficient cash proceeds from the underlying collateral will not be available to pay the outstanding principal amount of such loan obligation.

In the event of a foreclosure, the Fund (and other lenders to such borrower) are permitted, in certain circumstances, to assume direct ownership of underlying assets of the borrower. The liquidation proceeds upon sale of such assets might not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in effecting a foreclosure or liquidating underlying assets could further reduce the proceeds and thus increase the loss. In addition, the value of the assets of an obligor in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such assets would be sufficient to satisfy all of the secured debt obligations.

Subordinated, Unsecured Securities and Loans; Collateral Impairment.    The Fund’s investments can include securities that are deeply subordinated in what will typically be a complex capital structure. Accordingly, such securities will be subject to a greater risk of loss than securities that are more senior. The Fund’s investments could also include securities that are unsecured obligations of their issuers, often in situations in which such issuer has substantial secured obligations outstanding or such securities are at various levels of such issuer’s capital structure. The Fund is permitted to invest in a range of mezzanine and junior tranches of debt securities in an issuer’s capital structure. The presence of security interests in the assets of an issuer reduces the assets available to satisfy such issuer’s unsecured obligations in the event of an insolvency. As a result, unsecured obligations will be subject to a greater risk of loss than securities that benefit from a security interest in the assets of an issuer and investments in subordinated debt securities involve greater credit risk of default than the more senior classes of such issuance or series. In the event of a default by a borrower, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the borrower. To the extent the Fund invests in unsecured or relatively junior debt securities in an issuer’s capital structure, such investments will likely be subordinated to substantial amounts of senior indebtedness and, in the event of such default, the Fund will have only an unsecured claim against the borrower. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in such debt, the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying loans before, the holders of other more senior tranches of debt. In the case of second lien loans that are secured by collateral, the value of the collateral could be equal to or less than the value of such second lien loans or could decline below the outstanding amount of such second lien loans subsequent to the Fund’s investment. The ability of the Fund to have access to the collateral can be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral could be released with the consent of the lenders or pursuant to the terms of the underlying loan agreement with the borrower. There is no assurance that the liquidation of the collateral securing a loan would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive full payment on a secured loan investment to which it is entitled and thereby could experience a decline in the value of, or a loss on, the investment.

Second-Lien Loans.    The Fund is permitted to invest in second-lien loans, which entail risks including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery of the collateral and (ii) the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery will be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increase to the extent such investments are loans of distressed or below investment grade companies.

Mezzanine Investments.    Mezzanine investments involve a high degree of risk with no certainty of any return of capital. Although mezzanine securities are typically senior to common stock and other equity securities in the capital structure, they can be either contractually or structurally subordinated to large amounts of senior debt and are usually unsecured. Mezzanine investments can also be structurally subordinated, for example in the case of an investment at the holding company level. Investments in highly leveraged issuers are intrinsically more sensitive to declines in issuer revenues and to increases in issuer expenses. Issuers could face intense competition, changing business and economic conditions or other developments that could adversely affect their performance. Moreover, rising interest rates could increase an issuer’s interest expense. There can be no assurance that an issuer will generate sufficient cash to service its obligations. Moreover, a debt security or obligation bearing PIK interest will generally have a higher risk of non-payment of interest since there might be no cash payments of interest from the issuer prior to maturity or refinancing. In addition, many of the remedies available to mezzanine holders are available only after satisfaction of claims of senior creditors. Therefore, in the event that an issuer does not generate adequate cash flow to service its debt obligations, the Fund could suffer a partial or total loss of invested capital.

Original Issue Discount (“OID”) and Payment-In-Kind (“PIK”) Loans.    To the extent that OID and PIK loans constitute a significant portion of the Fund’s investments, Shareholders will be exposed to typical risks associated with such income, including: (1) the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan; (2) the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments; (3) PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral; and (4) use of PIK and OID securities may provide certain benefits to the Adviser including increasing management fees and incentive compensation.

Convertible Debt.    The Fund is permitted to invest in convertible debt securities to the extent that the Adviser believes such investments offer potential for capital appreciation. There is no minimum credit standard that is a prerequisite to the Fund’s investment in any security, and most debt securities and preferred equity that offer potential for capital appreciation are likely to be below investment grade.

Below Investment Grade Securities.    The Fund’s investments could include below investment grade securities or interests in below investment grade securities, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks and are often referred to as “junk” or “high yield.” It is anticipated that such investments generally will be subject to greater risks than investment grade corporate obligations. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more types of securities.

Prices of below investment grade securities could be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors of loans. The current uncertainty affecting the United States economy and the economies of other countries in which issuers are domiciled or operate and the possibility of increased volatility in financial markets could adversely affect the value and performance of such securities.

Below investment grade investments have historically experienced greater default rates than has been the case for investment grade securities. There can be no assurance as to the levels of defaults or recoveries that might be experienced on the investments, and an increase in default levels could adversely affect payments on the investments.

A below investment grade loan or other debt obligation or an interest in a below investment grade loan or other debt obligation is generally considered speculative in nature and could become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation could become subject to either substantial workout negotiations or restructuring, which could entail, among other things, a substantial reduction in the interest rate, a substantial write down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted obligation. In addition, such negotiations or restructuring could be quite extensive and protracted over time, and therefore could result in substantial uncertainty with respect to the ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations will likely be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

Structured Products.    The Fund is permitted to invest in other structured products. The Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged. Utilization of leverage is a speculative investment technique and will generally magnify the opportunities for gain and risk of loss borne by an investor in the subordinated debt securities issued by a structured product. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

Significant Risk Transfer Securities.    Significant risk transfer (“SRT”) securities, or other similar synthetic instruments, typically enable a bank, other financial institution or issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Fund, and are subject to, among other risks, the credit risks associated with the applicable reference assets. In connection with an investment in SRT securities or other similar synthetic instruments, the Fund may have a contractual relationship only with the counterparty of such synthetic instrument, and not with the reference obligor of the reference asset. Accordingly, the Fund generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will the Fund have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. SRT transactions are typically linked to a first-loss or mezzanine tranche of a larger portfolio; accordingly, an exposure to that portfolio would be leveraged.

The Fund or its portfolio companies may utilize regulatory capital trades by taking on the risks associated with potential bank losses in exchange for a fee. After engaging in such a trade, in the event of a default, the Fund or its portfolio companies could lose some or all of its investments. The risk remains the same even if the bank involved in the relevant trade is insured.

Bank Loans and Participations.    The Fund’s investment program can include investments in bank loans, participations in loans by way of syndication or otherwise and credit-linked notes (“CLNs”). These obligations are subject to unique risks, including (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights and bankruptcy laws, (ii) so called lender liability claims by the issuer of the obligations, (iii) environmental liabilities that could arise with respect to collateral securing the obligations and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and CLNs. In analyzing each bank loan or participation or CLN, the Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks, absent certain conduct by the Adviser, its affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significantly longer than the timeframes established by the Loan Syndications & Trading Association and comparable non-U.S. bodies. The longer a trade is outstanding between the counterparties, the greater the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

If the Fund purchases a participation or CLN, it will not have established any direct contractual relationship with nor acquired any voting rights related to any corporate actions by the borrower. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the participation or CLN. The Fund will thus be subject to the credit risk of both the borrower and the selling lender or participant. Because it could be necessary to assert through the selling lender or participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower could be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly.

Distressed Investments.    The Fund may invest in distressed investments from time to time (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities or other nonperforming, underperforming or other troubled assets). Certain of the Fund’s investments could, therefore, include securities of issuers that are highly leveraged, with significant burdens on cash flow and that involve a high degree of financial risk, including loss of a portion of or the entire investment. During an economic downturn or recession, securities of financially or operationally troubled issuers are more likely to go into default than securities of other issuers. Securities of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices could be greater than normally expected. Investment in the securities of financially troubled issuers and operationally troubled issuers involves a high degree of credit and market risk.

Distressed investments require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser. To the extent that the Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. In addition, involvement by the Adviser in an issuer’s reorganization proceedings (or by having representatives on a creditor’s committee or on its board of directors) could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position in the issuer.

The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of a portfolio company’s assets or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time.

Bankruptcy.    In the event of a default or bankruptcy, certain investments could require the Fund to conduct substantial workout negotiations or restructuring. There are a number of significant risks when investing in companies that become involved in bankruptcy proceedings, including the following issues: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors; (ii) a bankruptcy filing might have adverse and permanent effects on a property or a company (for instance, the company could lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and, if the proceeding is converted to a liquidation, the liquidation value of the company might not equal the liquidation value that was believed to exist at the time of the investment); (iii) the duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective; (iv) certain claims, such as claims for taxes, wages, employee and worker pensions and certain trade claims, could have priority by law over the claims of certain creditors; (v) the administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors; (vi) creditors can lose their ranking and priority in a variety of circumstances, including if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (vii) the Fund is permitted to seek representation on creditors’ committees and as a member of a creditors’ committee will generally owe certain obligations generally to all creditors similarly situated that the committee represents and it will generally be subject to various trading or confidentiality restrictions. Furthermore, bankruptcy laws could delay the ability of the Fund to realize on collateral for loan positions held by it or could adversely affect the priority of such loans through doctrines such as equitable subordination or could result in a restructuring of the debt through principles such as the “cramdown” provisions of the bankruptcy laws. In addition, the bankruptcy laws and regimes of certain jurisdictions outside the United States could be untested, subject to manipulation or change and not provide a proven venue to resolve a company’s bankruptcy estate.

Certain of the Fund’s investments could require additional capital in connection with a bankruptcy or a workout. There can be no assurance that the Adviser will be able to predict accurately how much capital would need to be reserved by the Fund for participation in the event of a bankruptcy or a workout. If more capital is reserved than is necessary, then the Fund will likely receive a lower allocation of other investment opportunities or will not fully draw its capital commitments. If less capital is reserved than is necessary, then the Fund could not be able to fully protect or enhance its existing investment in the company undergoing a bankruptcy or workout.

Lender Protection; Inaccuracy.    The Fund will seek investments that include structural, covenant and other contractual protections determined appropriate under the circumstances. There can be no assurance that such protections will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. The lending market is competitive and the ability of the Fund to own investments including strong protections will generally be affected by competition and terms that other lenders are willing to accept from borrowers. One concern of the Fund is the possibility of material misrepresentation or omission on the part of a borrower or other credit support providers. Such inaccuracy or incompleteness or breach of covenants could adversely affect the value of the borrower, any collateral securing an investment or the ability of the Fund to perfect or enforce a lien on the collateral securing an investment or otherwise impair the value of an investment. The Fund will rely upon the accuracy and completeness of representations made by borrowers and cannot guarantee the accuracy or completeness of such representations. In addition, the Fund intends to rely on administrative agents and their representative to take actions that result in properly perfected liens, and there can be no guarantee that the intended results will be achieved.

Lender Liability Considerations and Equitable Subordination.    In recent years, a number of judicial decisions in the U.S. have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively, “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the investments, the Fund could be subject to allegations of lender liability, which could potentially reduce the cash flows or market value of such security.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (iv) uses its or its affiliates’ influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court could elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of certain of the investments, the Fund could be subject to claims from creditors of an obligor that investments issued by such obligor that constitute underlying securities held by such holder should be equitably subordinated, which could potentially reduce the cash flows or market value of the security. A significant number of the underlying securities will involve investments in which the holder of the interest affecting the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the investments could arise without the direct involvement of the Fund.

Prepayment.    The Fund is permitted to purchase loans for which the underlying issuers are not subject to any repayment penalties, even if an issuer determines to prepay the obligation early during the term of the debt investment. If the debt investments that the Fund is invested in are prepaid without any prepayment penalties, the Fund’s ability to achieve its investment objective could be affected.

Balloon Loans and Bullet Loans; Limited Amortization.    The Fund’s investments can include balloon loans, bullet loans or loans that have limited mandatory amortization requirements. Such loans involve a greater degree of risk than other types of transactions because they are structured to allow for either small or no principal payments over the term of the loan, requiring the obligor to make a large final payment upon the maturity of the loan. The ability of such obligor to make this final payment upon the maturity of the loan typically depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of any obligor to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Consequently, such obligor might not have the ability to repay the loan at maturity, and the Fund could lose all or a portion of the principal of the loan. Given their relative size and limited resources and access to capital, some obligors might have difficulty in repaying or refinancing such loans on a timely basis or at all.

Delayed-Draw Investments.    The Fund is permitted, from time to time, to incur contingent liabilities in connection with an investment. For example, the Fund can participate in one or more investments that are structured as “delayed-draws.” If the borrower subsequently draws down on the delayed-draw facility, the Fund would be obligated to fund the amounts due. However, there can be no assurance that a borrower will ultimately draw down on any such obligation, in which case the Fund could never fund the investment (in full or in part), which could result in the Fund not fully deploying its committed capital. In addition, there can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.

No Voting Controls.    The Fund’s debt investments will not give the Fund voting control over the equity of obligors. Accordingly, equity holders could make decisions which do not serve the interests of the Fund as a debt investor.

Risks Related to the Fund’s Investments in General

Illiquid and Long-Term investments.    Although investments are expected to generate some amount of current income, investments will be held for an indefinite period of time and the return of capital and the realization of gains, if any, from an investment generally will most likely occur only upon the partial or complete disposition of such investment. It is generally expected that the sale of a substantial portion of the investments will not occur for a number of years after such investments are made. Since the investments targeted by the Fund are generally not liquid, it is unlikely that there will be a public market for certain of the securities or debt instruments held by the Fund and such securities or debt instruments may require a substantial length of time to liquidate. The Fund generally will not be able to sell these securities or debt instruments publicly unless their sale is registered under applicable securities laws or unless an exemption from such registration requirements is available. In addition, in some cases, the Fund may be prohibited or limited by contract from selling certain securities or debt instruments for a period of time and as a result, may not be permitted to sell an investment at the time it might otherwise desire to do so.

Public Company Securities.    The Fund may hold securities traded on public markets. Investments in such securities may involve different risks than those associated with investments in securities that are not traded on public markets. Among those risks are (a) increased disclosure requirements, (b) greater volatility, (c) increased likelihood of shareholder litigation, (d) restrictions on timing of disposition and (e) increased compliance costs.

In the event that the Fund invests in distressed public securities, among the problems involved in such investments is the fact that it frequently may be difficult to obtain information as to the conditions of such troubled issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

Private Securities.    Many of the Fund’s investments will involve private securities, which are generally more difficult to sell than publicly traded securities, as there is often no liquid market, which may result in selling interests at a discount. In addition, private securities generally are more difficult to value than publicly traded securities as such valuations are inherently uncertain. The determinations of value in accordance with procedures established by the Adviser may differ materially from the values that would have been used if an active market and market quotations existed for such investments. In connection with the disposition of an investment in private securities, the Fund may agree to purchase adjustments and may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Fund may be obligated to fund such purchase price adjustments and also may be required to indemnify the purchasers of such portfolio investment to the extent that any such representations turn out to be inaccurate. These arrangements may result in the incurrence of contingent liabilities that may ultimately yield funding obligations that must be satisfied by the Fund prior to distributions being made to the Shareholders.

Equity Securities.    The Fund intends to invest in common and preferred stock and other equity and equity-linked securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, actual and perceived accounting irregularities may cause dramatic price declines in the equity securities of companies reporting such irregularities or that are rumored to be subject to accounting irregularities. The Fund may experience a substantial or complete loss on individual equity securities.

Follow-On Investments.    Following an initial portfolio investment, the Fund could be called upon to provide additional funds or have the opportunity to increase its investments in, or relating to, existing investments, subject to certain limitations herein. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make any such follow-on investments. Any decision by the Fund not to make a follow-on investment or its inability to make a follow-on investment could have a substantial negative impact on the original portfolio investment and could result in missed opportunities for the Fund or could result in the dilution of such investments (in the event alternative capital is used to satisfy such additional funding needs, for example from additional third-party co-investors or from Other ISQ Funds including proprietary accounts of ISQ). In certain circumstances, a follow-on investment could arise because of an adverse development at an investment and the funding of such follow-on investment may not necessarily address such development, and could potentially result in an increased loss by the Fund in respect of such portfolio investment. Subject to any applicable limitations noted in “Conflicts of Interest — Allocation of Investment Opportunities” below, or in this Prospectus, an Other ISQ Fund could invest in any follow-on investment in lieu of, or alongside, the Fund to the extent permitted by applicable law, including the 1940 Act. Additionally, if the Fund makes a follow-on investment, there is no assurance that such follow-on investment will be successful. Finally, the tax consequences to investors of a follow-on investment will likely be determined, at least in part, by the investment structure of the portfolio Investment previously made by the Fund. Such tax consequences may adversely impact investors due to changes to U.S. or non-U.S. tax laws that are made after the Fund’s original portfolio investment but before a follow-on investment is made.

In the event that an initial investment in a portfolio company was shared between the Fund, Other ISQ Funds and/or other third parties (including co-investors), and a follow-on investment opportunity arises with respect to such initial portfolio investment, the follow-on investment will not necessarily be made in the same proportions as the initial portfolio investment (including, among other reasons, if (i) the relevant entities having different views as to the desirability of the follow-on investment or different amounts of available capital, (ii) the follow-on investment opportunity has a different investment profile or attributes less suited to the relevant entities, (iii) an ISQ Fund had participated in the applicable initial portfolio investment in support of the Fund and determines that similar support is not needed or appropriate in respect of the applicable follow-on investment or (iv) in situations where ISQ had earlier provided interim financing in lieu of the Fund providing a bridge financing (see “— Risk of Bridge Financings” above)). In such cases, one or more such entities’ interest in such initial portfolio investment will be diluted at a valuation that will be determined by the Adviser or an affiliate thereof. There could be differing views as between the entities being diluted, on the one hand, and the entities being accreted, on the other hand, regarding such valuation. See also “— Valuations” above. It is also possible that such a follow-on investment could be made in a part of a portfolio company’s capital structure that is different from the part of such portfolio company’s capital structure in which the initial portfolio investment was made.

Generally, the Fund will make follow-on investment opportunities available pro rata in accordance with initial investments; however, because of timing or other considerations, the Fund could make that portion of a follow-on investment that is attributable to co-investors or Other ISQ Funds as a bridge financing and thereafter sell down a portion of such follow-on investment to such co-investors or Other ISQ Funds. In this situation, there is no guarantee that the co-investors or Other ISQ Funds will acquire their portion of the follow-on investment from the Fund and in certain cases, co-investors and Other ISQ Funds could be given the opportunity to evaluate such follow-on investment over an extended period before determining whether to invest. Additionally, to the extent the Adviser determines it is appropriate and where the Fund has sufficient available capital for such purpose (taking into account any applicable funding obligations or other applicable considerations), the Fund could provide other interim financing to an investment for purposes of efficiency, administrative or operational convenience or other similar considerations, in respect of the portion of a follow-on investment attributable to co-investors which have not participated in such follow-on investment. It is possible that such additional portion of a follow-on investment will not be subsequently syndicated but instead is repaid by the Fund. The Fund could or could not receive compensation or interest for making the follow-on investment or providing such other financing on behalf of co-investors and, to the extent such amounts are held on the Fund’s credit facility, the Fund could be responsible for any interest payments payable in respect thereof. In the event that co-investors fail to acquire, or determine not to acquire, their portion of a follow-on investment from the Fund, the Fund will have an allocation (and related expenses) that will be larger than originally anticipated if the Adviser is unable to syndicate such portion.

Concentration Risk.    The Fund is subject to concentration risk. Concentration risk is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its investments than if the Fund was more broadly diversified. ISQ expects the Fund to focus its investments in North America, Europe and selected growth economies in Asia and Latin America (also referred to as emerging markets), and in certain sectors. The Fund’s geographic and sectoral diversification could become more limited (e.g., investments could be concentrated in limited geographic areas within the Asia-Pacific region or in particular sectors) due to limited availability of suitable investment opportunities. This lack of diversification will expose the Fund to losses disproportionate to market declines in general if there are disproportionately greater adverse price movements in the particular investments, and the Fund’s investment portfolio could be subject to more rapid changes in value than would be the case if the Fund were required to maintain a wide diversification among companies, industries and types of securities. To the extent the Fund holds investments concentrated in a particular issuer, security, asset class or geographic region, the Fund will be more susceptible than a more widely diversified investment partnership to the negative consequences of a single corporate, economic, political or regulatory event and, therefore, during periods of difficult market conditions or economic slowdown in certain regions or affecting certain infrastructure sectors, the adverse effect on the Fund could be exacerbated by any geographical or sectoral concentration of its investments. Unfavorable performance by one or a small number of investments could substantially adversely affect the aggregate returns realized by Shareholders.

Risks Related to Portfolio Company Operations.    The portfolio companies in which the Fund is permitted to invest could involve a high degree of business and financial risk. A portion of the Fund’s portfolio companies may be involved in new projects requiring development and construction that may not be cash flowing at the time of investment. These companies may not have a proven operating history, could be operating at a loss or have significant variations in operating results, could be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, could require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, could have a high level of leverage, or could otherwise have a weak financial condition. In addition, during periods of difficult market conditions or slowdowns in a particular investment category, industry or region, these companies could experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased costs. During these periods, these companies could also have difficulty in expanding their businesses and operations and could be unable to pay their expenses as they become due.

Refinancing Risk.    Although the Adviser or an affiliate thereof may seek to refinance investments during the Fund’s period of ownership, there is no guarantee that the Adviser or an affiliate thereof will be able to achieve this for any particular portfolio investment and the failure to do so may impair the value of the portfolio investment.

Market Abuse.    Any fraud, price manipulation, market abuse, or improper influence in markets in which the Fund directly or indirectly invests may have a material adverse effect on the Fund. There can be no assurance that any form of regulation or any market constraints would prevent fraud, price manipulation, market abuse, or improper influence in the future. Moreover, there can be no assurance that any redress would be available to, or would be practical for, the Fund to pursue with respect to any particular fraud, price manipulation, market abuse, or improper influence.

New and Disruptive Technologies.    The Fund may invest in investments that make use of older, sustaining or little to no technology, in which case, the value of any such portfolio company could be adversely impacted by competitors developing and/or utilizing new, disruptive technologies. Further, competitors may implement such disruptive technologies over a period of time during which the market, including ISQ, is not aware of, or has access to, such developments. As a result, while ISQ may seek to assist a portfolio company with making technological improvements, any such portfolio company that does not utilize certain technologies for any reason may be at a competitive disadvantage and, as a result, the lack thereof of the adoption of such technologies may have a material adverse effect on the portfolio company or may even lead to an entire asset class becoming obsolete. The Fund may also invest in investments that use newly developed, less proven technologies. There is no guarantee that such new technologies will perform as anticipated, especially in a field of rapidly changing technologies. The failure of a technology to perform as anticipated or its obsolescence, due to the development and utilization of new and disruptive technologies or otherwise, may materially and adversely affect the performance of certain investments that invest in or use such technologies and certain investments that do not benefit from such technologies.

Reliance on Portfolio Company Management.    With respect to management at the portfolio company level, many investments rely on the services of one or a limited number of key individuals, the loss of any one of whom could significantly adversely affect the portfolio company’s performance; the loss of one or more key individuals is further exacerbated in industries, sectors and fields where technologies and the expertise to understand and develop such technologies is highly specialized, which is expected to be the case with respect to certain investments made by the Fund. There can be no assurance that the existing management team of a portfolio company, or any new team, will be able to successfully operate such portfolio company or will meet the Fund’s expectations. Management of each portfolio company will have day-to-day responsibility with respect to the business of such portfolio company. In addition, certain investments may operate in highly regulated environments, and the Fund will likely rely on the management teams to manage their activities in a manner consistent with applicable laws and regulations (including the U.S. Foreign Corrupt Practices Act and other anti-corruption, anti-bribery and anti-boycott laws, regulations and orders) and in a manner which will permit such portfolio company to maintain a quality reputation. If a portfolio company acts inconsistently with applicable laws and regulations or takes actions that cause such portfolio company disrepute, such actions may adversely affect the Fund, as an investor in the portfolio company, and may damage the Fund’s reputation, which may adversely impact the Fund’s ability to complete other investments and the Fund’s ability to realize its investment objective.

Labor Relations.    Certain investments may have unionized work forces or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any portfolio company’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of a portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may adversely affect the Fund’s ability to implement its investment objectives.

Impact of Natural or Man-Made Disasters.    Certain regions are at risk of being affected by natural disasters or catastrophic natural events. Considering that the development of infrastructure, disaster management planning agencies, disaster response and relief sources, organized public funding for natural emergencies, and natural disaster early warning technology may be immature and unbalanced in certain countries, the natural disaster toll on an individual portfolio company or the broader local economic market may be significant. Prolonged periods may pass before essential communications, electricity and other power sources are restored and operations of the portfolio company can be resumed. Investments could also be at risk in the event of such a disaster. The magnitude of future economic repercussions of natural disasters may also be unknown, may delay the Fund’s ability to invest in certain companies, and may ultimately prevent any such portfolio investment entirely. Investments may also be negatively affected by man-made disasters. Publicity of man-made disasters may have a significant negative impact on overall consumer confidence, which in turn may materially and adversely affect the performance of investments, whether or not such investments are involved in such man-made disaster.

Leveraged Investments.    Certain of the investments in which the Fund invests are expected to be leveraged (including leverage senior to the Fund’s investment, a portion of which may be secured by first liens and/or may be at floating interest rates). An investment in a leveraged portfolio company will be subject to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such portfolio company, and such portfolio company may be subject to restrictive financial and operating covenants. This leverage may result in more serious adverse consequences to such investments (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged companies. This could impair such portfolio company’s ability to finance its future operations and capital needs and result in restrictive financial and operating covenants. As a result, such portfolio company’s flexibility to respond to changing business and economic conditions may be limited. If such a portfolio company is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or make regular dividend payments, such portfolio company may default on its loan agreements or be forced into bankruptcy, resulting in a restructuring of such portfolio company’s capital structure or liquidation, in which case the value of the portfolio investment in such portfolio company could be significantly reduced or even eliminated. The debt securities acquired by the Fund will generally not be the most senior in what could be a complex capital structure, and thus subject to greater risk of loss. Furthermore, to the extent the investments in which the Fund has invested become insolvent, the Fund may determine, in cooperating with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith.

Further, an adverse economic change could result in some lenders imposing more stringent restrictions on the terms of credit or a general reduction in the amount of credit available in the markets in which the Fund will seek to invest. Any negative impact from the tightening of, or adverse changes in, the credit markets may result in: (i) an inability to finance the acquisition of investments on favorable terms, if at all; (ii) increased financing costs; or (iii) financing with increasingly restrictive covenants. Such changes in turn may negatively impact the performance of investments. To the extent there is a lack of readily available and reasonably priced debt financing available to potential purchasers at the time the Fund is ready to dispose of an investment, such circumstances could materially and negatively affect the number of potential purchasers and the prices purchasers are willing to pay the Fund.

Risk of Unsuccessful Exit Strategies.    The Fund may opportunistically sell, publicly list, distribute or otherwise dispose of investments at any time. It is not possible to predict whether a particular exit strategy will be advantageous or available at the appropriate time. If the Fund fails to execute an exit strategy successfully, the Fund may be forced to liquidate its assets on terms less favorable than anticipated and the proceeds from these investments and the remaining investments may be materially and adversely affected.

Derivatives and Swap Transactions.    The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts to hedge currency exchange rate and interest rate risks. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity.

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Other Investment Techniques and Instruments.    The Fund may employ other investment techniques and invest in other instruments that the Adviser believes will help achieve the Fund’s investment objective, whether or not such investment techniques or instruments are specifically described herein. In addition, if the Adviser believes that suitable investment opportunities present themselves to transact on attractive terms, the Fund may also consider the acquisition of such investments in the form(s) described herein or other types which are consistent with the Fund’s investment objectives. Consistent with its investment objective, the Fund may invest in financial instruments of any and all types, which exist now or are hereafter created.

Affiliated Transaction Restrictions.    The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any directors or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make. Furthermore, ISQ has received exemptive relief from the SEC to allow certain managed funds and accounts, each of whose investment adviser is the Adviser or an investment adviser controlling, controlled by or under common control with the Adviser, to participate in negotiated co-investment transactions where doing so is consistent with the Fund’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions in the Co-Investment Exemptive Relief.

The Fund and the Shareholders could be adversely affected to the extent investment opportunities are allocated to other investment vehicles managed or sponsored by, or affiliated with, the Fund’s executive officers, directors and members of the Adviser. The Fund might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates. The Adviser seeks to treat all clients fairly and equitably over time such that none receives preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Non-U.S. Investments.    The Fund is expected to invest globally. Non-U.S. securities involve certain risks not typically associated with investing in the United States, including risks relating to (i) currency exchange matters including fluctuations in the rate of exchange between the United States dollar and the various non-U.S. currencies in which the Fund’s non-U.S. Investments may be denominated, and costs associated with conversion of investment principal and income from one currency into another, (ii) differences between the United States and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation, (iv) certain economic and political risks, including potential exchange control regulations and restrictions on non-U.S. Investment and repatriation of capital and the risks of political, economic or social instability, (v) obtaining non-U.S. governmental approvals and complying with non-U.S. laws, (vi) differing tax structures and (vii) non-U.S. tax laws that (A) could adversely impact the cash flow and potential investment returns from such non-U.S. Investments and (B) are subject to change, sometimes with retroactive effect. Anti-fraud and anti-insider trading legislation in these countries may be rudimentary. Anti-dilution protection also may be very limited. In these countries, the concept of fiduciary duty on the part of the management or directors of companies to shareholders may be limited. The legal systems in these countries may offer no effective means for the Fund to seek to enforce its rights or otherwise seek legal redress or to seek to enforce non-U.S. legal judgments.

Risks of Investing in Growth Markets.    Investing overseas entails additional investment risks, including currency risk, lack of transparency and the risk of operating in markets with less well-developed legal systems to protect the rights of investors and creditors. In particular, the Fund could make investments in countries considered “emerging markets.” Investing in emerging markets is likely to involve additional risks and special considerations specific to their local economy, business, regulatory and political system, and not typically associated with investing in other more established economies or markets in the U.S. or in non-U.S. countries. Such risks include (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) social, economic, and political uncertainty or sovereign risk, including corruption, war, and revolution, (iii) high degree of dependence on exports (including commodities exports) and the corresponding importance of international trade and commodities prices, (iv) price fluctuations, market volatility, less liquidity, and smaller capitalization of securities markets, (v) currency exchange rate fluctuations, (vi) potentially higher rates of inflation (including hyper-inflation), (vii) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and proceeds from an Investment if made by a non-resident of an emerging market country and on the Fund’s ability to exchange local currencies for the dollar, (viii) a higher degree of governmental planning, involvement in, and control over, the economies, (ix) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies, (x) lack of transparency and differences in accounting, auditing and financial reporting standards or standards of disclosure which could result in the unavailability of material information about issuers, (xi) less extensive regulation of the securities markets (including less liquid and more volatile securities markets), (xii) longer settlement periods for securities transactions, (xiii) less developed legal frameworks and standards of corporate governance (which could include frequent and unforeseen changes to local laws and regulations) and less developed corporate laws regarding fiduciary duties and the protection of investors, (xiv) less reliable judicial systems to enforce contracts and applicable law, (xv) certain considerations regarding the maintenance of the Fund’s portfolio securities and cash with non-U.S. sub-custodians and securities depositories, (xvi) foreign restrictions and prohibitions on ownership of property by U.S. entities and changes in foreign laws relating thereto, (xvii) social or health issues, (xviii) the risks of terrorism and other acts of violence or war, (xix) the possible imposition of foreign taxes on income and gains recognized with respect to such securities, (xx) differing tax structures, and (xxi) non-U.S. tax laws that (A) could adversely impact the cash flow and potential investment returns from such non-U.S. Investments and (B) are subject to change, sometimes with retroactive effect. Furthermore, investments in emerging markets could require significant government approvals under corporate, securities, exchange control, investment and other similar laws and could require financing and structuring alternatives that differ significantly from those customarily used in more developed countries.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, OTC markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place could be subject to manipulation or control. Some emerging markets countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform could not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership could not yet be in place in certain areas, and there could be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities could not exist or could be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund could also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts.

Certain of the emerging markets countries in which the Fund expects to invest are currently experiencing rapid economic growth, rising real estate prices, elevated growth in credit and rising inflation. Consequently, certain governments are tightening monetary and fiscal policies in an effort to cool inflation of prices of assets and goods and services. There can be no assurance that the current monetary and fiscal tightening in these countries will not continue or worsen, spread to other countries in which the investments are located, or make it more difficult for the Fund to find appropriate opportunities.

Investments in New Jurisdictions.    The Fund is intended to be global in nature and therefore may make investments in countries, territories and other jurisdictions in which the Adviser and portfolio managers may not have significant experience or expertise. There is no guarantee that the applicable service providers and personnel with the requisite experience and expertise engaged by the Adviser will adequately protect the Fund and its investments from the risks that may be prevalent in such jurisdictions.

Risks Related to Investment Structure.    Securities of various investments are also subject to a number of risks, which will be dependent in part on the structure of the portfolio company (e.g., corporation, partnership, etc.) and the structure of the securities (e.g., common equity, preferred equity, secured and unsecured debt and senior or junior debt, etc.). The performance of securities may depend in part on liquidity, market support, price volatility, and the relative rights of more senior and junior stakeholders, among other things. The business, creditworthiness, tax position, and effectiveness and stability of management of a portfolio company, as well as general and specific financial, business and economic conditions, may also have an effect on the value of securities.

Expedited Transaction; Due Diligence.    Investment analyses and decisions by the Adviser could frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of making an investment decision will likely be limited, and the Adviser will likely not have access to detailed information regarding investments. In addition, the Adviser could decide that the costs associated with seeking to obtain certain detailed information regarding the investment exceeds the anticipated benefit from having such information. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that could adversely affect an investment at the time the investment decision is made, and the Fund could make investments which it would not have made if more extensive due diligence had been undertaken.

Portfolio Investment Liabilities.    Liabilities of investments, including those related to activities that occurred prior to the Fund’s investment therein, could have an adverse impact on the Fund. For example, various jurisdictions permit certain classes of creditors and government authorities to make claims (including, by way of example only, environmental, consumer protection, antitrust and pension and labor law matters and liabilities) against shareholders of a company if the company does not have resources to pay out the claim. The Fund could, as a result, become liable for certain classes of claims against its investments. Finally, it is possible that creditors of investments owned by Other ISQ Funds may seek to make certain claims (including, by way of example only, environmental, consumer protection and pension/labor law matters and liabilities) against the Fund due to its common control relationship with Other ISQ Funds. The laws of certain jurisdictions provide not only for carve-outs from limited liability protection for an investment that has incurred certain liabilities, but also for recourse to assets of other entities under common control with, or that are part of the same economic group as, such company. For example, if an investment of the Fund or an Other ISQ Fund is subject to bankruptcy or insolvency proceedings in a jurisdiction and is found to have liabilities under the local consumer protection laws, the laws of that jurisdiction may permit authorities or creditors to file a lien on, or to otherwise have recourse to, assets held by entities under common control or that form part of the same economic group, potentially including investments of the Fund.

Risks from Operations of Other Portfolio Entities.    The Fund and Other ISQ Funds have made and will continue to make investments in companies that have operations and assets in many jurisdictions around the world. It is possible that the activities of one portfolio investment may have adverse consequences on one or more other investments (including the Fund’s investments), even in cases where the investments are held by Other ISQ Funds and have no other connection to each other. For example, a violation of a rule by an investment of an Other ISQ Fund could prevent the Fund or one of its portfolio investment from obtaining a permit, or have other adverse consequences.

Legal, Regulatory and Tax Risks

Investor Legal, Regulatory and Policy Compliance.    The U.S. federal government, as well as a number of U.S. states and local municipalities have adopted so-called “pay-to-play” laws, rules, regulations or policies that prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The U.S. Securities and Exchange Commission has adopted rules that, among other things, prohibit an investment advisor from providing advisory services for compensation with respect to a government plan investor for two years after the advisor or certain of its executives, employees or agents makes a contribution to certain elected officials or candidates. If ISQ, any of their employees or affiliates or any service provider acting on their behalf fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on the Fund. Shareholders could also seek to pursue individual remedies, including withdrawal rights, which could be included in side letters or otherwise imposed by statute.

Anti-Corruption and Economic Sanctions Matters.    Due to factors including the heightened level of government regulation involved in the infrastructure sector, companies operating in the infrastructure sector generally face higher risks of corruption and bribery. ISQ and the Fund are committed to complying with all anti-corruption and anti-bribery laws and regulations to which they are subject. As a result, the Fund could be adversely affected or miss out on opportunities because of the Fund’s and ISQ’s unwillingness to participate in transactions that potentially violate such laws and regulations. Such laws and regulations could make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for portfolio companies to obtain or retain business. In recent years, regulators in the EU, the United States and elsewhere have devoted more resources to enforcement of anti-corruption and anti-bribery laws and regulations, including with respect to investments made by private credit investors. Any failure to comply with anti-corruption and anti-bribery laws and regulations could have serious legal and reputational consequences, including operational disruptions and financial penalties.

Moreover, ISQ and the Fund are subject to economic sanctions laws and regulations that restrict them from dealing with entities, individuals, organizations and/or investments which are targeted by economic sanctions restrictions which could significantly restrict or limit the Fund’s investment activities in certain countries (in particular, certain emerging markets countries). Enforcement of economic sanctions laws and regulations in the EU, the United States and other jurisdictions and countries is increasing, and failure by ISQ, the Fund or portfolio companies to comply with applicable EU, the United States or other relevant economic sanctions could have serious legal and reputational consequences, including operational disruptions and financial penalties.

Prevention of Money Laundering.    As part of the Adviser’s responsibility for the prevention of money laundering under the Uniting and Strengthening America by Providing Appropriate Tools Required to Interrupt and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) and similar laws, regulations, rules and orders in effect in the United States and non-U.S. countries, the Fund may require a detailed verification of a prospective investor’s and its beneficial owners’ identity and the source of such prospective investor’s capital contributions. In the event of delay or failure by a prospective investor to produce any such information required for verification purposes, the Fund may refuse to accept the subscription and any monies relating thereto. In addition, each prospective investor will be required to represent and warrant to the Fund, among other things, that (i) the proposed investment by such prospective investor will not directly or indirectly contravene United States federal, state, international or other laws or regulations, including the PATRIOT Act and other applicable Anti-Money Laundering Laws and regulations, (ii) no capital contribution to the Fund by such prospective investor will be derived, directly or indirectly, from any illegal or illegitimate activities, (iii) such prospective investor is not a country, territory, person or entity named on a list promulgated by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”), the E.U. and/or U.K. regulations prohibiting, among other things, the engagement in transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals, nor is such prospective investor or any of its affiliates a natural person or entity with whom dealings are prohibited under any OFAC, E.U. and/or U.K. regulations, (iv) such prospective investor is not owned, directly or indirectly, by any person or entity named on such lists or otherwise subject to such prohibitions under OFAC, E.U. and/or U.K. regulations, and (v) such prospective investor is not otherwise prohibited from investing in the Fund pursuant to other applicable United States anti-money laundering, anti-terrorist and non-U.S. asset control laws, regulations, rules or orders and similar rules in other jurisdictions. Each Shareholder will be required to promptly notify the Adviser if any of the foregoing will cease to be true with respect to such Shareholder.

As a result of the above-described anti-money laundering regulations or as a result of changes in law, and as part of ISQ’s responsibility for the prevention of money laundering under applicable laws, the Fund will notably require a detailed verification of a prospective investor’s identity and the source of funds for such prospective investor’s investment. In the event of delay or failure by a prospective investor to produce any such information required for verification purposes or to comply with applicable anti-money laundering laws and regulations, ISQ could refuse to admit such prospective investor to the Fund. As a result, ISQ could from time-to-time request (outside of the subscription process), and the Shareholders will be obligated to provide to ISQ upon such request, additional information as from time to time could be required for ISQ and the Fund to satisfy their respective obligations under these and other laws that could be adopted in the future. In addition to these occasional requests for additional information, ISQ conducts regular “know your client” and related anti-money laundering diligences in connection with the ongoing participation of investors in the Fund. Also, ISQ could from time to time be obligated to file reports with regulatory authorities in various jurisdictions with regard to, among other things, the identity of the Shareholders and suspicious activities involving the Fund’s Shares.

In the event it is determined that any Shareholder, or any direct or indirect owner of any Shareholder, is a person identified in any of these laws as a prohibited person, or is otherwise engaged in activities of the type prohibited under these laws, ISQ could be obligated, among other actions to be taken, to withhold distributions of any funds otherwise owing to such Shareholder or to cause such Shareholder’s Shares to be repurchased by the Fund.

Status as a RIC.    The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify annually thereafter, as a RIC under the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level U.S. federal income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Shareholders. See “Certain U.S. Federal Income Tax Considerations.”

The Fund may have investments, directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

Changes in Tax Laws.    It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Financial and Tax Situation.    The results of the Fund’s activities may affect individual Shareholders differently, depending upon their individual financial and tax situations because, for instance, of the timing of a cash distribution or of an event of realization of gain or loss and its characterization as long-term or short-term gain or loss. The Adviser will endeavor to make decisions in the best interest of the Fund as a whole, but there can be no assurance that a result will not be more advantageous to some Shareholders compared to other Shareholders, or to the Adviser compared to any particular Shareholder.

Each prospective investor should be aware that tax laws, regulations and IRS rulings and guidance are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect and may directly or indirectly subject the Fund and/or the Shareholders to increased tax liabilities or have other adverse effects, including requiring Shareholders to provide certain additional information to the Fund. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the accrual of potential tax liabilities even in situations where the Fund or the Shareholders do not expect to be ultimately subject to such tax liabilities. Moreover, accounting standards or related tax reporting obligations may change, giving rise to additional accruals or other obligations.

Taxation of the Fund in Non-U.S. Jurisdictions.    The Fund or its Shareholders could be subject to tax and/or tax filing obligations in non-U.S. jurisdictions in which the Fund invests. In addition, proceeds from investments held by the Fund could be reduced by withholding taxes or other taxes imposed by non-U.S. jurisdictions in which the Fund invests, and there can be no assurance that U.S. tax credits may be claimed with respect to such non-U.S. taxes incurred.

Adequacy of Reserves.    The Fund may establish holdbacks or reserves, including for estimated accrued expenses, Management Fees, pending or anticipated liabilities, investments, claims and contingencies relating to the Fund. Estimating the appropriate amount of such reserves is difficult and inadequate or excessive reserves could impair the investment returns to Shareholders. If the Fund’s reserves are inadequate and other cash is unavailable, the Fund may be unable to take advantage of attractive investment opportunities or protect its existing investments. Further, the allocation of investment opportunities among the Fund and Other ISQ Funds may depend, in part, on their respective reserves at the time of allocating the opportunity, possibly resulting in different investment allocations if any such reserves are inadequate or excessive.

Conflicts of Interest

The underlying relationships among the Fund, the Adviser and other ISQ affiliates set forth in this section titled “Conflicts of Interest” are subject to compliance, in each case, with applicable law, regulations, public guidance of the SEC and the terms and conditions of the Fund’s Co-Investment Exemptive Relief. As a result, certain of the transactions, relationships and processes and protocols described below may not be applicable to the Fund, or may require modifications in order to be legally permissible and comply with applicable law, regulations, public guidance of the SEC, including its “policy statements” and “interpretive” releases, and the Co-Investment Exemptive Relief.

Various potential and actual conflicts of interest will arise involving the Adviser, ISQ or any of their respective affiliates (including Other ISQ Funds (as defined below, and the Fund, together with Other ISQ Funds, the “ISQ Funds” and each, an “ISQ Fund”) and/or portfolio companies thereof), on the one hand, and the Fund and its portfolio companies, on the other hand. For example, Other ISQ Funds could invest in, and in some cases could have priority ahead of the Fund with respect to, securities or obligations that would otherwise be eligible for purchase by the Fund. These situations present the potential for conflicts of interest. While ISQ will seek to manage such potential conflicts of interest in good faith, there could be situations in which the interests of the Fund with respect to a particular investment or other matter conflict with the interests of one or more Other ISQ Funds, ISQ or one or more of their respective affiliates or portfolio companies.

“Other ISQ Funds” means investment funds, REITs, vehicles, accounts, products and/or other similar arrangements sponsored, advised, and/or managed by ISQ or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with ISQ or its affiliates side-by-side or additional general partner investments with respect thereto) other than the Fund.

On any matter involving a conflict of interest, ISQ will be guided by its duties to the Fund as well as to the Other ISQ Funds and will seek to manage such conflict in good faith and seek to ensure that the interests of the Fund and all affected Other ISQ Funds are represented. However, if necessary to resolve such conflict, ISQ reserves the right to cause the Fund to take such steps as may be necessary to minimize or eliminate the conflict, even if (subject to applicable law, including the 1940 Act) that would require the Fund to (a) forego an investment opportunity or divest investments that, in the absence of such conflict, it would have made or continued to hold or (b) otherwise take action that could have the effect of benefitting an Other ISQ Fund (and/or the Adviser, ISQ or any of their respective affiliates or portfolio companies) and therefore may not have been in the best interests of the Fund or its Shareholders.

Any conflicts of interest relating to an investment or divestment to be made by the Fund will be discussed and resolved on a case-by-case basis by the relevant parties and in accordance with the Advisory Agreement and ISQ’s conflict management procedures. Any such discussions will seek to take into consideration the interests of the relevant parties and the circumstances giving rise to the conflict. There is no guarantee that the policies and procedures adopted by ISQ, the terms of our Declaration of Trust, the terms and conditions of the Advisory Agreement or the policies and procedures adopted by the Adviser, ISQ and their affiliates, will enable the Fund to identify, adequately address or mitigate these conflicts of interest. Notwithstanding the foregoing, the Fund believes its trustees, officers, and the Adviser’s personnel will devote a sufficient amount of time to its business to fulfill their responsibilities to the Fund.

Some examples of conflicts of interest that may arise by virtue of the Fund’s relationship with the Adviser and ISQ include:

Allocation of Investment Opportunities

ISQ provides investment advice and performs related services for Other ISQ Funds which are similar to the advice to be provided and services to be performed by ISQ for the Fund. Overlapping investment opportunities between or among the Funds are expected to occur from time to time. ISQ’s policy is to generally allocate investment opportunities among its clients in a fair and equitable manner, consistent with its fiduciary obligations and the investment allocation requirements set forth in their respective governing documents. ISQ may also offer a portion of an investment opportunity to one or more members of a consortium, which could include limited partners of Other ISQ Funds acting in their capacities as direct investors.

In compliance with the Co-Investment Exemptive Relief, and to the extent each ISQ Fund’s governing documents do not include specific investment allocation requirements or give ISQ discretion in making allocation decisions among the ISQ Funds, ISQ will generally consider some or all of the following factors when making allocation decisions:

•        Whether an investment is a follow-on investment or other investment related to any investment previously made by any ISQ Fund;

•        Whether it is a privately negotiated equity or equity-related investment opportunity;

•        The sourcing of the investment opportunity (e.g., which team or team member within ISQ sourced the investment);

•        The size, nature and type of the investment (e.g., debt vs. equity);

•        The risk-return or target return profile or projected hold period of the proposed investment relative to the applicable ISQ Funds’ current risk profiles;

•        The relative amounts of aggregate commitments for each ISQ Fund and the capital available for investment (including financing);

•        Principles of diversification of assets and portfolios (e.g., geographic or asset concentration limitations) with respect to the applicable ISQ Funds;

•        The location of the investment assets;

•        The applicable ISQ Funds’ investment focus, investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

•        The need to re-size risk in the applicable ISQ Funds’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the applicable ISQ Funds’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the applicable ISQ Funds;

•        The expected future capacity of the applicable ISQ Funds;

•        Liquidity considerations of the applicable ISQ Funds, including during a ramp-up or wind-down of one or more of the applicable ISQ Funds, proximity to the end of such Funds’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions, available cash and follow-ons;

•        Any tax consequences;

•        Any regulatory or contractual restrictions or consequences;

•        Avoiding a de minimis allocation;

•        Availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

•        The applicable ISQ Funds’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, geography, industry or business sector;

•        The management of any actual or potential conflict of interest;

•        With respect to investments that are made available by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships (which may not be available for all clients);

•        The availability of other appropriate or similar investment opportunities;

•        Any applicable transfer, assignment or minimum hold restrictions relating to the investment;

•        The structural and operational differences between ISQ Funds;

•        The desirability of allocating a portion of an investment opportunity to strategic or other co-investors; and

•        Any other factors and considerations deemed relevant or appropriate by ISQ in good faith (including legal, regulatory, tax structuring, compliance, investment-specific timing and similar considerations).

Where an investment is considered for purchase by more than one ISQ Fund and is allocated by ISQ pursuant to its discretionary authority (rather than pursuant to specific requirements set forth in the governing documents of the applicable ISQ Fund(s)), ISQ’s Investment Committee shall be responsible for documenting the relevant ISQ Fund guidelines and considerations for the final allocation of the investment in advance of consummating the transaction. The Investment Committee will consider actual and perceived conflicts of interest and determine that ISQ is acting in good faith and in accordance with the applicable governing documents.

Allocation of Co-Investments

In compliance with the Co-Investment Exemptive Relief, the Fund may in the future co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions which could limit the Fund’s ability to participate in co-investment transactions. If an investment is consistent with the Fund’s principal investment objectives and strategy, the Adviser will consider the investment opportunity for participation by the Fund. The co-investment is generally allocated to the Fund and Other ISQ Funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for the Fund, the investment will not be allocated to the Fund.

Investment through Different Investment Vehicles and/or in Different Levels or Classes of an Issuer’s Securities

Conflicts of interest can arise if the Fund makes an investment in a portfolio company in conjunction with an investment made by an Other ISQ Fund. For instance, the Fund may not invest through the same investment vehicles, have the same access to credit or employ the same hedging or investment strategies as any such Other ISQ Fund. The Fund and such Other ISQ Fund could also have different available capital for purposes of making follow-on investments, which could lead to dilution that could have adverse impact on the value of the investment held by the Fund. Neither the Fund nor such Other ISQ Fund will be restricted from making such follow-on investment. This could result in differences in price, investment terms, leverage and associated costs between the Fund and an Other ISQ Fund. There can be no assurance that the Fund and any such Other ISQ Fund will exit the investment at the same time or on the same terms, and there can be no assurance that the Fund’s return on such an investment will be the same as the returns achieved by an Other ISQ Fund participating in the transactions. Given the nature of these conflicts, there can be no assurance that the resolution of these conflicts will be beneficial to the Fund.

Allocation of Personnel

Officers and employees of ISQ could serve as directors of certain investments of the Fund and, in that capacity, would be required to make decisions that consider the best interests of such investment and its shareholders. In certain circumstances, for example in situations involving bankruptcy or near-insolvency of an investment, actions that could be in the best interest of the investment could not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there would be conflicts of interests between such individual’s duties as an officer or employee of ISQ and such individual’s duties as a director of the investment.

ISQ also has relationships with numerous investors, some of whom could have interests that are in conflict with one another, including institutional investors and their senior management. The existence and development of these relationships could influence whether ISQ undertakes a particular investment on behalf of the Fund and, if so, the form and level of such investment. Similarly, ISQ could take the existence and development of such relationships into consideration in its management of the Fund and its investments.

Valuation

The Adviser faces a conflict of interest because the fees it receives for services performed are based in part on the Fund’s NAV, which the Adviser assists in determining, as the “Valuation Designee,” subject to oversight by the Board of Trustees. The calculation of the Fund’s NAV includes certain subjective judgments with respect to estimating, for example, the value of the Fund’s portfolio and accrued expenses, net portfolio income and liabilities, and therefore, the NAV may not correspond to realizable value upon a sale of those assets. The Adviser may benefit by the Fund retaining ownership of its assets at times when its Shareholders may be better served by the sale or disposition of its assets in order to avoid a reduction in its NAV. If the Fund’s NAV is calculated in a way that is not reflective of the Fund’s actual NAV, then the purchase price of Shares or the price paid for the repurchase of Shares on a given date may not accurately reflect the value of the Fund’s portfolio, and the Shares may be worth less than the purchase price or more than the repurchase price. The valuation of the Fund’s investments will affect the amount and timing of the Management Fee and Incentive Fee paid to the Adviser. As a result, there may be circumstances where the Adviser is incentivized to determine valuations that are higher than the actual fair value of the Fund’s investments. As required by Rule 2a-5 under the 1940 Act, the Board of Trustees retains oversight responsibilities of the Valuation Designee which may mitigate the risks associated with these potential conflicts of interest.

Other Activities of the Adviser and Investment Committee

The ISQ employees who will play key roles in managing the Fund spend a portion of their time on matters other than or only tangentially related to the Fund. In connection with managing investments funds other than the Fund, ISQ senior management expects to spend a portion of their business time and attention pursuing investment opportunities for Other ISQ Funds and other than on behalf of the Fund. However, senior management could spend some portion of their time on matters other than, or only tangentially related to, ISQ’s business, including time spent on charitable and public policy activities as well as service on the boards of directors of for-profit businesses that is intended to have direct or indirect strategic benefit to the Fund. Conflicts of interest can arise in allocating management time, services or other resources among the Funds and/or other investments and projects.

Allocation of Fees and Expenses

ISQ will likely face a variety of potential conflicts of interest when it determines allocations of various fees and expenses to the Fund. For example, from time to time, the Adviser will be required to decide whether costs and expenses are to be borne by the Fund, on the one hand, or ISQ, on the other, and/or how certain costs and expenses should be allocated between the Fund, on the one hand, and the Other ISQ Funds. The Adviser, in its sole discretion, will allocate fees and expenses in accordance with the Advisory Agreement and in a manner that it believes is fair and equitable to the Fund under the circumstances and considering such factors as it deems relevant. The allocations of such expenses could not be proportional, and any such determinations involve inherent matters of discretion, e.g., in determining whether to allocate pro rata based on number of funds or co-investors receiving related benefits or proportionately in accordance with asset size, based on commitments or available capital.

In addition, in certain instances, an ISQ Fund could bear expenses in respect of an existing or prospective portfolio company that will not be borne by other owners or investors in such portfolio company (including co-investors or co-investment vehicles), where ISQ has determined such arrangement to be in the best interest of such ISQ Fund (e.g., an ISQ Fund engages or pays for a consultant for services in respect of a portfolio company without reimbursement by other owners of the portfolio company).

In addition, there could be circumstances when ISQ has considered a potential investment in a portfolio company on behalf of the Fund, has determined not to make such investment and an investment is eventually made in such portfolio company by an Other ISQ Fund. In these circumstances, such Other ISQ Fund could benefit from research by ISQ’s investment team and/or from costs borne by the Fund in pursuing the potential portfolio investment, but such Other ISQ Fund will not be required to reimburse the Fund for expenses incurred in connection with such investment as described above. It is also possible that ISQ could consider an opportunity for an Other ISQ Fund that is not pursued and an investment is later made in such portfolio company by the Fund. In those circumstances, the Fund could benefit from ISQ’s diligence and/or from costs borne by such Other ISQ Fund, and could be required to reimburse such Other ISQ Fund. The Adviser will make such judgments regarding appropriate allocation notwithstanding its interest in the outcome, in accordance with ISQ’s fee income and expense allocation policy. Conflicts of interest will arise in allocating any such fees and expenses between ISQ, the Fund and the Other ISQ Funds.

Allocation of Operational Service Costs to the Fund

ISQ has in the past retained and expects to further retain Operating Directors as employees of ISQ to assist with deal sourcing, provide industry or regulatory insight, advice or due diligence, offer financial and structuring advice and perform other services (including services that could be similar in nature to those provided by portfolio management teams) for ISQ, the Fund, any Other ISQ Fund and/or their respective portfolio companies.

ISQ has in the past engaged and expects to further engage Senior Policy Advisors and Operating Advisors pursuant to consulting or similar arrangements, which could be on an exclusive or non-exclusive basis. Operating Advisors typically provide services similar to those provided by Operating Directors. Senior Policy Advisors could assist with the foregoing, but are expected primarily to provide guidance, insight and advice in areas related to public policy, government, regulation, international relations and industry stewardship, and could provide other services from time to time (including services that could be similar in nature to those provided by third-party consultants or advisors) on an exclusive or non-exclusive basis.

The services provided by Operating Directors, Senior Policy Advisors and Operating Advisors to ISQ, the Fund and any Other ISQ Fund and/or their respective portfolio companies are defined above as “Operational Services.”

Certain Operational Service Costs of Senior Policy Advisors and Operating Advisors incurred in respect of the Fund, one or more investments or prospective investments or the relevant portfolio company(ies) could be allocated to and borne by the Fund or the relevant portfolio company(ies), based on time spent by such persons. Certain Operational Service Costs of Operating Directors incurred in respect of the Fund, one or more of its investments or prospective investments or the relevant portfolio company(ies) could be allocated to and borne by the Fund or the relevant portfolio company(ies) based on time spent by such persons, to the extent that the performance of such Operational Services performed by an Operating Director could otherwise be performed by third parties or internal portfolio company personnel.

Affiliated Services and Transactions

ISQ is also permitted to make its own employees available to provide finance/accounting, tax, legal, compliance, human resource, information technology, client services (including reporting), paralegal, health, safety, environmental, social, corporate governance, sustainability, responsible investing, corporate secretary, trade settlement, insurance, valuation and other support services to the Fund’s portfolio companies that otherwise could be performed by third parties or internal portfolio company personnel (“Manager Support Services”). In addition, any travel costs, temporary, semi-permanent or permanent housing or relocation costs or other out of pocket expenses incurred by ISQ and/or such ISQ employees in connection with the provision of their Manager Support Services are also generally expected to be borne by the applicable portfolio company(ies). ISQ will seek reimbursement from the Fund or a portfolio company for such Manager Support Services at rates that the Adviser believes to be commercially reasonable. However, exclusive arrangements or other factors could result in Manager Support Services costs not always being comparable to costs, fees and expenses charged by other third parties.

Fees or other payments or benefits received by ISQ or ISQ employees in connection with their Manager Support Services, including any amounts paid in connection with particular transactions or investments, will not reduce the Management Fee paid by the Fund. The Adviser is generally expected to retain all or a portion of the reimbursement for Manager Support Services without passing on all such fees to the relevant ISQ employees who performed the Manager Support Service, and such economic benefit could influence ISQ in its decision over whether to select or recommend such a Manager Support Service for a portfolio company (the cost of which will generally be borne directly or indirectly by the Fund).

Other In-House Professionals

Certain internal service providers and employees (such as internal accountants and controllers) may “shadow” or otherwise review the reports, calculations and other outputs provided by such third parties. ISQ in-house professionals will often provide services alongside and/or monitor the Fund’s administrator, auditors, accountants valuation experts and other third-party service providers on the same matter or engagement. When this occurs, although a third party is also engaged on the matter, the Fund will typically still bear such expense of such in-house professionals by bearing its share of the fees, costs, expenses and compensation (including salary benefits and bonus which may be in the form of Shares). Many factors are considered in determining an employee’s compensation, including competition in the market place for such positions, seniority and tenure. The compensation of the in-house professionals that perform these functions may vary greatly both internally and externally. While the fees, costs and expenses incurred by the Fund for such services are to be at rates ISQ believes to be fair to the Fund and commercially reasonable for the relevant services provided, such factors, among others, may result in such fees, costs and expenses not always being comparable to those charged by other parties. Additionally, such in-house professionals are expected to be providing services and functions or Other ISQ Funds and ISQ generally. As a result of legal, contractual and similar restrictions, Other ISQ Funds may not bear the costs of the same services. Conflicts of interest exist in the allocation of such fees, costs and expenses amongst such Other ISQ Funds and ISQ, and the allocation will be in ISQ’s sole discretion. There can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately.

THE FOREGOING LIST OF POTENTIAL AND ACTUAL CONFLICTS OF INTEREST DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE CONFLICTS ATTENDANT TO AN INVESTMENT IN THE FUND. ADDITIONAL CONFLICTS MAY EXIST THAT ARE NOT PRESENTLY KNOWN TO THE ADVISER, ISQ OR THEIR RESPECTIVE AFFILIATES OR ARE DEEMED IMMATERIAL. IN ADDITION, AS THE ISQ ACTIVITIES AND THE INVESTMENT PROGRAM OF THE FUND DEVELOP AND CHANGE OVER TIME, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO ADDITIONAL AND DIFFERENT ACTUAL AND POTENTIAL CONFLICTS OF INTEREST. ADDITIONAL INFORMATION ABOUT POTENTIAL CONFLICTS OF INTEREST REGARDING THE ADVISER AND ISQ WILL BE SET FORTH IN THE ADVISER’S FORM ADV, WHICH PROSPECTIVE INVESTORS SHOULD REVIEW PRIOR TO PURCHASING INTERESTS. PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN ADVISERS REGARDING THE POSSIBLE IMPLICATIONS ON THEIR INVESTMENT IN THE FUND OF THE CONFLICTS OF INTEREST DESCRIBED HEREIN.

Management of the Fund

Board of Trustees

The Role of the Board

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are not “interested persons” under Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Board has established two standing committees: an Audit Committee and a Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the functions of which are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Governance Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of the Fund. The Governance Committee will act in accordance with the Fund’s governance committee charter.

Board Oversight of Risk Management

As part of its oversight function, the Board will receive and review various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund may also be directors and officers of any other investment companies from time to time managed or advised by the Adviser or its affiliates. To the extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

The Fund is managed by ISQ OpenInfra Registered Advisor LLC, an affiliate of ISQ and a registered investment adviser under the Advisers Act. The Adviser’s principal offices are located at 600 Brickell Avenue, Penthouse, Miami, FL 33131. The Adviser is a branch of ISQ and is led by substantially the same investment personnel as ISQ. As such, the Adviser has access to the broader resources of ISQ, subject to ISQ’s policies and procedures regarding the management of conflicts of interest. Accordingly, the term “ISQ” may be used when describing advisory services and resources.

Founded in 2012, ISQ is an independent fund manager specializing in investing in and managing infrastructure assets globally, including North America, Europe, Asia-Pacific and Latin America. With $[ ] billion of assets under management as of [___, 2026], ISQ seeks investments in sectors with the potential for attractive risk-adjusted returns, generally focusing on energy, renewables, utilities, transportation and logistics, digital infrastructure, environmental infrastructure and social infrastructure.

Advisory Agreement

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive the Management Fee and the Incentive Fee. A description of the factors considered by the Board in approving the Advisory Agreement will be included in either the Fund’s first annual or semi-annual report following the Commencement of Operations.

Management Fee

The base management fee is accrued and payable monthly in arrears at the annual rate of [1.25]% of the Fund’s total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage), calculated as of the close of business on the last business day of each month.

Incentive Fee

The Fund pays the Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses (including the management fee, expenses payable under any administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any Distribution and Servicing Fees). Shareholders may be charged a fee on an income amount that is higher than the income Shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns can be expressed, as the context requires, either as the dollar value, or the percentage rate of return on the value of net assets at the end of the immediately preceding quarter.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of [1.25]% per quarter ([5]% annualized).

We will pay the Adviser the Incentive Fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•        No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of [1.25]% per quarter ([5]% annualized);

•        100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of [1.43]% ([5.72]% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than [1.43]%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately [12.5]% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds [1.43]% in any calendar quarter; and

•        [12.5]% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of [1.43]% ([5.72]% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, [12.5]% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Fund has received exemptive relief from the SEC permitting the Fund to pay the Adviser all or a portion of its Management Fee and Incentive Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Adviser will have to commit not to sell any Shares received in lieu of a cash payment of its management and incentive fees for at least 12 months from the date of issuance, except in exceptional circumstances.

See “— Expense Limitation and Reimbursement Agreement” below for additional information concerning fees.

Portfolio Management

A team of investment professionals are jointly and primarily responsible for the day-to-day management and operations of the Fund. The members who comprise this team, and their professional backgrounds, are set forth below:

Sadek Wahba, Founder, Chairman and Managing Partner. Dr. Sadek Wahba is Founder, Chairman and Managing Partner of I Squared Capital. He was previously at Morgan Stanley where he was the CEO of Morgan Stanley Infrastructure, a global platform for infrastructure investments.

A former economist at The World Bank, Sadek is an advocate for transformative approaches to infrastructure investment and a frequent commentator about the need for more investment in infrastructure to promote sustainable economic growth. He was part of the expert committee on the World Economic Forum’s first report on global infrastructure investments and was named Global Infrastructure Personality of the Year twice, as well as Global Infrastructure Personality of the Decade, by Private Equity International (PEI). He appears regularly on national networks including Bloomberg and CNBC. In September 2022, President Biden appointed Sadek to the National Infrastructure Advisory Council, which advises the White House on reducing the physical and cyber risks and improving the security and resilience of critical infrastructure in the United States.

He holds a Ph.D. in Economics from Harvard University, an M.Sc. in economics from the London School of Economics (LSE) and a B.A. in Economics from the American University in Cairo. He is a published author on economic research, including articles in the Journal of the American Statistical Association, Review of Economics and Statistics and others. One of his publications was selected by MIT as one of their 50 most influential papers in the last 50 years.

Sadek is a Senior Fellow at the Development Research Institute of New York University and Foundation Fellow of St. Antony’s College, University of Oxford. A member of the Council on Foreign Relations, he is also a member of the Global Advisory Council of the Wilson Center, a trustee of the American University in Cairo, a member of the board of directors of the Miami Cancer Institute and a trustee of The Everglades Foundation.

Gautam Bhandari, Co-founder, Global Chief Investment Officer and Managing Partner. Gautam Bhandari is a Co-founder, Chief Investment Officer and Managing Partner of I Squared Capital.

In 2012, Gautam co-founded I Squared Capital as a global private equity manager specializing in infrastructure. Since inception, Gautam has been a member of the Investment Committee and is now part of the Executive Committee of I Squared Capital. In his role as an active investor and asset manager, he also chairs the boards of several portfolio companies globally.

Prior to I Squared Capital, Gautam spent 11 years at Morgan Stanley in New York and Asia, where he was Managing Director and Head of Asia for Morgan Stanley Infrastructure Partners, a $4 billion global infrastructure fund. He was also a voting member of the global Investment Committee and served on global Review Committees of several ISQ funds.

He started his career in finance at Morgan Stanley in New York, where he worked on debt restructurings, debt and equity financings and M&A for some of the firm’s larger and more complex clients such as General Motors, Tyco and Accenture, and other multinational clients. Prior to joining Morgan Stanley, Gautam worked at Advanced Technology Materials Inc., a semiconductor chip technology company.

Gautam holds an MBA in Finance from the Stern School of Business at New York University, where he was an Amerada Hess Merit Scholar, a Ph.D. in Chemistry from the University of Delaware, where he was the University Merit Fellow and recipient of the Joel L. Silver Award for the best doctoral dissertation work, and a B.Sc. (Honors) from St. Stephens College, Delhi University. Gautam also holds 20 patents in the semiconductor industry and is the author of several published academic papers.

David Rosenblum, Credit Fund Partner. David Rosenblum is a Credit Fund Partner and a member of the ICOMM of the Fund, responsible for the sourcing, underwriting, execution and monitoring of ISQ’s infrastructure credit strategy. Mr. Rosenblum has over 20 years of experience in originating, structuring, executing, trading, and monitoring credit investments across the capital structure, including distressed credit. Over the course of his career, Mr. Rosenblum has worked on a variety of transactions across multiple sectors including structured, corporate, infrastructure and energy credit.

Prior to joining ISQ, Mr. Rosenblum spent over 16 years at Deutsche Bank, where he was most recently a Managing Director and Head of Social Infrastructure Direct Lending, a new vertical, which he developed into a $1.5 billion balance sheet lending business across the infrastructure healthcare and continuum of care sectors. During his tenure at Deutsche Bank, Mr. Rosenblum held multiple senior positions including leading the Credit Structuring team for infrastructure and energy, where he engaged in the origination, structuring and execution of private infrastructure and energy loans. He also oversaw non-financial risk management for the U.S. Global Credit and Financing Solutions Business. Mr. Rosenblum also held a senior leadership position in Deutsche Bank’s Non-Core Operations Unit, which was tasked with unwinding over $120 billion of assets after the 2008 financial crisis. He oversaw the management and disposition of $15 billion in assets, including a multi-billion-dollar bond portfolio and was directly responsible for the restructuring and sale of several portfolio companies, including Maher Container Terminals, one of the largest U.S. container port operators.

Prior to joining Deutsche Bank, Mr. Rosenblum was Associate General Counsel at Goldman Sachs & Co. and began his career at the law firm of Fried Frank. He holds a B.A. in Economics from the University of Chicago and a J.D. from the NYU School of Law.

Expense Limitation and Reimbursement Agreement

Pursuant to the Expense Limitation and Reimbursement Agreement, for an initial period ending with [the one-year anniversary of the effectiveness of the registration statement], the Adviser will contractually agree to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Total Annual Expenses will not exceed [•]% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Total Annual Expenses are less than [•]% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to [•] without the Board’s consent.

“Total Annual Expenses” includes all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Fund’s administrator, transfer agent and custodian, with the exception of (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), (v) the Management Fee, (vi) the Incentive Fee, (vii) the Distribution and Servicing Fee, (viii) sub-transfer agency, sub-accounting and shareholder servicing fees, (ix) any acquired fund fees and expenses, (x) dividend and interest expenses relating to short sales, (xi) borrowing costs, (xii) merger or reorganization expenses, (xiii) shareholder meetings expenses, (xiv) litigation expenses and (xv) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

Affiliated Administrator

Pursuant to the Affiliate Administration Agreement, the Affiliated Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund will reimburse the Affiliated Administrator for the costs and expenses incurred by the Affiliated Administrator in performing its obligations under the Affiliate Administration Agreement.

Administrator

Pursuant to the Services Agreement, the Administrator performs, or administers the performance of, certain of the Fund’s required administrative services, which include, among other things, providing administrative assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, the Administrator coordinates the preparation and filing of the Fund’s tax returns and generally coordinates the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Plan of Distribution

Dealer Manager

[    ] is the principal underwriter and distributor of our Shares on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Dealer Manager, located at 1290 Broadway, Suite 1000, Denver, CO 80203, is a broker-dealer registered with the SEC and is a member of FINRA.

There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Dealer Manager pays its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Dealer Manager and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Dealer Manager may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Adviser and its affiliates may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create actual or potential conflicts of interests between an investor and its broker or dealer who is recommending the Fund over other potential investments.

The Dealer Manager has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, the Dealer Manager does not collect the information necessary to determine, and the Dealer Manager does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in Shares of the Fund. Please note that the Dealer Manager will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.

The Dealer Manager will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of Shares you may be eligible to purchase.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for its Class D Shares and Class S Shares to pay to the Dealer Manager a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class D Shares and Class S

Shares and activities related to administration and servicing of Class D or Class S accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class D and Class S Shares pay a Distribution and Servicing Fee to the Dealer Manager at an annual rate of [0.25% and 0.85%], respectively, based on the net assets of the Fund attributable to such class (i.e., a proportionate share of the Fund’s aggregate net assets). The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund. The Dealer Manager acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Dealer Manager is not obligated to sell any specific number of Shares of the Fund. The Shares will be continuously offered through the Dealer Manager. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cut-off times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $1,000,000 with respect to Class I Shares and $2,500 with respect to Class D Shares and Class S Shares, as applicable. The minimum additional investment in the Fund by any investor is $1,000, except for additional purchases pursuant to the DRIP. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments in the Fund are not less than $1,000,000 with respect to Class I Shares and $2,500 with respect to Class D or Class S Shares, as applicable, and incremental contributions are not less than $1,000.

The Fund may, in its sole discretion, waive these minimums, including for Trustees of the Fund and employees of ISQ and its affiliates (“ISQ Employees”) and vehicles controlled by such employees.

All Shares are sold at the public offering price, which is the NAV per Share of Class I Share, Class D Share or Class S Share, as applicable, calculated as of the immediately preceding month.

Acceptance and Timing of Purchase Orders

A purchase order and payment must be received by the Fund or its designee prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time) at least five business days prior to the first calendar day of the month (each, a “Subscription Date”) (unless waived by the Fund or its designee) in order to be effected at the Fund’s NAV of the immediately preceding month. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. Late subscription orders will be automatically resubmitted for the next available Subscription Date unless such subscription order is withdrawn or revoked before 4:00 p.m. Eastern Time on the last Business Day before such Subscription Date (subject to the Fund’s discretion to accept a revocation after such time).

The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio investments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

The Fund and the Dealer Manager each reserves the right, in its sole discretion, to accept or reject any order for purchase of Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Share Class Considerations

When selecting a share class, you should consider the following:

•        which share classes are available to you;

•        how much you intend to invest;

•        how long you expect to own the shares; and

•        total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share. Financial intermediaries may not charge you transaction-based fees when you buy Class I Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any compensation from the Fund or from the Dealer Manager, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and ISQ Employees and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

Class D Shares

Class D Shares are sold at the prevailing NAV per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided the financial intermediaries limit such fees to a 2.00% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of [0.25%] of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D Shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class S Shares

Class S Shares are sold at the prevailing NAV per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided the financial intermediaries limit such fees to a 3.50% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of [0.85%] of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available to any eligible investor through brokerage and transactional-based accounts.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront placement fees or brokerage commissions and have no Distribution and Servicing Fees. If you are eligible to purchase Class D Shares and Class S Shares, but not Class I Shares, then you should consider that Class D Shares have lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

REDEMPTIONS, RepurchaseS AND TRANSFERS of Shares

No Right of Redemption

The Fund is a closed-end investment company, and as such its Shareholders will not have the right to cause the Fund to redeem their Shares, other than limited rights of a Shareholder’s descendants or estate to request a repurchase of shares in the event of such Shareholder’s death. Instead, the Fund expects to provide liquidity to its Shareholders through tender offers. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner permitted by the Exchange Act, the 1940 Act and the rules thereunder. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased Shareholder.

Tender Offers

The Fund does not currently intend to list its Shares, and may never list its Shares, for trading on any securities exchange or any other trading market. The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. The Adviser currently anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s net assets each quarter. However, in any given quarter, the Fund may or may not conduct a tender offer. The Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. In the event a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the tender offer, or take any other action with respect to the tender offer permitted by applicable law. The repurchase of tendered shares of Shares by the Fund is a taxable event to Shareholders. See “Certain U.S. Federal Income Tax Considerations.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Shareholders may withdraw their written tenders within the timeframe discussed in the applicable tender offer documentation if the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to Shareholders, less any applicable Early Repurchase Fee, as set forth in the documentation for the applicable tender offer.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no future tender offers will be conducted by the Fund at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as there is currently no secondary market for the Shares and it is unlikely that a secondary market for the Shares will develop. If a secondary market does develop, Shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses as a percent of assets. In some instances, the Fund may have to sell, distribute or otherwise dispose of investments (including pursuant to one or more secondary transactions) at a disadvantageous time for a price that is less than the price that could have been obtained if the investments were held for a longer period of time. The Fund is designed primarily for long-term investors and an investment in the Fund’s Shares should be considered illiquid.

The Fund will make tender offers, if any, to all Shareholders. The Fund will assume all fees and expenses related to a repurchase of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $1,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained. The Fund may also repurchase all of such a Shareholder’s Shares in the Fund. The Fund or the Adviser may waive the minimum account balance from time to time.

A 2.00% Early Repurchase Fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Subject to the considerations described above and in the Fund’s periodic tender offers sent to Shareholders, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. Repurchases may be oversubscribed, and no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. There is a risk that investors will not be able to withdrawal the full amount that they submit to the Fund for repurchase in connection with a given tender offer, particularly in periods where there is a high level of repurchase requests or where holders of a large number of shares submit repurchase requests. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional Shares representing up to 2.0% of the aggregate NAV of its outstanding Shares without amending or extending the tender offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase. If a tender offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

•        whether any Shareholders of the Fund have requested to tender Shares to the Fund;

•        the working capital and liquidity requirements of the Fund;

•        the relative sizes of the repurchase requests and the Fund;

•        the past practice of the Fund in repurchasing Shares in the Fund;

•        the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•        the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

•        the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating portfolio investments), and the availability of information as to the value of its interests in underlying portfolio companies, Portfolio Funds and other portfolio investments.

As described above, in certain circumstances the Board may determine not to conduct a tender offer, or to conduct a tender offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the portfolio investments cannot be liquidated at their fair value, making a determination not to conduct tender offers more likely.

The Fund will assume all fees and expenses related to a repurchase of shares.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption “Calculation of Net Asset Value and Valuation.” Additional risks are discussed under “Risks — Risks Related to the Fund’s Business and Structure — Valuations.”

Mandatory Repurchases

The Fund may repurchase Shares without consent or other action by the Shareholder or other person if the Fund determines that:

•        the Shares have vested in any other person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•        ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

•        any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares were not true when made or has ceased to be true; or

•        with respect to a Shareholder subject to special laws or compliance requirements, such as those imposed by the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

Shares will be repurchased at the NAV per share of the class of Shares being repurchased. Shareholders whose Shares are repurchased by the Fund will not be entitled to a return of any amount of front-end selling commission that was charged in connection with the Shareholder’s purchase of such Shares. Any involuntary redemptions will be conducted consistent with the requirements of Rule 23c-2 under the 1940 Act.

Certain ERISA Considerations

The following is a summary of certain considerations associated with the purchase of the Shares by (i) “employee benefit plans” as defined in Section 3(3) of the ERISA that are subject to Title I of ERISA, (ii) plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Code or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of the ERISA or the Code (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i) or (ii), pursuant to ERISA or other applicable law (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).

The following discussion is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Plan are encouraged to consult their own legal advisors on these matters.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (as defined below) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (b) “plans” within the meaning of, and subject to, Section 4975 of the Code (including, without limitation, “Keogh” plans and IRAs), and (c) entities whose underlying assets include, or are deemed to include, the assets of any such employee benefit plan or plan described in clauses (a) or (b) (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in the Fund, Plan fiduciaries should determine, particularly in light of the risks and lack of liquidity inherent in an investment in the Fund, whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code, and any applicable Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control, and prohibited transaction provisions of ERISA, the Code, or applicable Other Plan Law and consider their basic fiduciary duty under ERISA, which requires them to discharge their investment duties prudently and solely in the interest of plan participants and beneficiaries. Plan fiduciaries should consider the role that an investment in the Fund would play in the Plan’s overall investment portfolio. By acquiring Shares of the Fund, each Plan and any fiduciaries responsible for such Plan’s investment (including in its individual or corporate capacity, as may be applicable), acknowledges and agrees that it is aware of and understands the Fund’s investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the applicable provisions of ERISA, the Code and Other Plan Laws, as applicable.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by a Benefit Plan Investor with respect to which the Fund or the Adviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor (the “DOL”) has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of the Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Shares in reliance on these or any other exemption should carefully review the exemption in consultation with its legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Assets

Under ERISA and the regulations promulgated thereunder by the DOL, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to Title I of ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in the Shares should consult with their legal advisors regarding their proposed investment in the Shares.

Representation

By acceptance of the Shares, each Shareholder will be deemed to have represented and warranted that either (i) it is not a Plan and is not investing in the Shares on behalf of any Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or violation under any applicable Other Plan Laws.

In addition, by acquiring Shares of the Fund, each Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in this Prospectus and the SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this Prospectus, the Declaration of Trust and the other documents governing the Fund.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate such a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the Management Fee and the Incentive Fee are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The foregoing discussion is general in nature and is not intended to be all-inclusive. ERISA, the Code, and the accompanying regulations are complex and, to a great extent, have not yet been interpreted by the courts or the administrative agencies. This discussion does not purport to constitute a thorough analysis of ERISA, the Code or Other Plan Laws. Each investor that is, or is investing the assets of, a Plan should consult with its own legal advisors concerning the implications under ERISA, the Code and applicable Other Plan Law of an investment in the Fund. The foregoing discussion should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws and make their own independent decision regarding an investment in the Fund.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Shareholder accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at [•] at least annually to ensure your account remains in active status.

Payments to Financial Intermediaries

The Fund may pay service fees to Selling Agents for sub-administration, sub-transfer agency and other shareholders services associated with Shareholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its Shareholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Shares and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of Selling Agents to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Distribution in Foreign Jurisdictions

The distribution of this Prospectus and the offer and sale of Shares in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase Shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Shares, and any foreign exchange restrictions that may be relevant thereto.

Calculation of Net Asset Value and Valuation

The Fund will calculate its NAV (i) as of the close of business on the last business day of each calendar month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”) typically as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The NAV of each class of Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Fund conducts the valuation of its investments, upon which the NAV is based, at all times consistent with GAAP and the 1940 Act. The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”) and Rule 2a-5 under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, the Adviser will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign instruments owned by the Fund may trade on weekends or other days when the Fund’s Shares do not trade. As a result, the Fund’s NAV may change on days when you will not be able to purchase or sell shares.

The Board has designated the Adviser as the “valuation designee” pursuant to the provisions of Rule 2a-5 under the 1940 Act. If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee made up of representatives from the Valuation Designee (the “Valuation Committee”). In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value.

For securities without reliable market quotations, the Adviser will generally value such assets on a quarterly basis with input from an independent valuation firm. Monthly valuations made between these quarterly determinations will generally be at the most recent quarterly valuation, and the Adviser will monitor such assets on a monthly basis for any market related (generally credit spread driven) or investment specific events which would warrant a change in valuation, to such extent such factors are relevant and/or available for a given investment. If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the monthly value for each relevant investment, with assistance from an independent valuation firm, where applicable, in accordance with our valuation policy, pursuant to authority delegated by the Board, and if the Adviser determines such an update is necessary, will update such valuation as soon as reasonably practicable with the assistance of an independent valuation firm. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about the underlying investments’ operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates.

As part of the valuation process, the Adviser will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, including and in combination, as relevant, of: (i) the nature and realizable value of any collateral, (ii) the underlying investment’s ability to make payments based on its earnings and cash flow, (iii) the markets in which the underlying investment does business, and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board, with the assistance of the Adviser, the Audit Committee and independent valuation firm(s), considers whether the pricing indicated by the external event corroborates its valuation.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment. The fair valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

At least annually, the Valuation Designee reviews the appropriateness of the Fund’s valuation policies and procedures.

Distributions and Dividends

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its investment company taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund and/or co-investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Certain U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s distribution reinvestment plan unless an election is made to receive cash. See “Distribution Reinvestment Plan.”

Distribution Reinvestment Plan

The Fund will operate under a DRIP administered by the Administrator. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Administrator. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Administrator 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Administrator, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Administrator will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Administrator will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Administrator will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, The Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Administrator nor the Fund will have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor will they have any duties, responsibilities or liabilities except such as expressly set forth herein. In addition, neither of them will be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants for purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to: [•]. Certain transactions can be performed by calling the toll free number [•].

Description of Shares

The Fund is a statutory trust formed on August 5, 2024. The Fund offers three classes of Shares: Class I Shares, Class D Shares and Class S Shares. The Fund has received exemptive relief from the SEC permitting the Fund to issue multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fund Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of Shares bears any class-specific expenses; and (iii) each class will have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and will have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [•], 2026:

Share Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Held by Registrant or for its Account
Class I Shares	Unlimited	[•]	[•]
Class D Shares	Unlimited	0	0
Class S Shares	Unlimited	0	0

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Certain Provisions in Declaration of Trust

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Transfers of Shares

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust. Shares held by a Shareholder may be transferred only:

•        by operation of law as a result of the death, divorce, bankruptcy, insolvency or dissolution of the Shareholder; or

•        with the written consent of the Trustees or their delegate, which may be withheld in the Trustees’ or their delegate’s sole and absolute discretion.

The admission of any transferee as a substituted Shareholder will be effective upon the execution and delivery by, or on behalf of, the substituted Shareholder of an investor application form. Each Shareholder and transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with any transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Trustees as to such matters as the Trustees may reasonably request.

Any transferee acquiring Shares by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of a Shareholder will not be entitled to the rights of a Shareholder unless and until the transferee becomes a substituted Shareholder upon production of the proper evidence as specified in the Declaration of Trust. If a Shareholder transfers Shares with the required approvals, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred becomes a Shareholder of the Fund.

Liability of Shareholders

Under the Declaration of Trust, no Shareholder will be subject to any personal liability whatsoever to any Person (as defined in the Declaration of Trust) in connection with the trust property or the acts, obligations or affairs of the Fund, and the Board may reduce any amount payable by the Fund to a Shareholder in respect of a repurchase of Shares, in accordance with the Declaration of Trust in certain circumstances.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares, or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust also gives Shareholders a right to bring a derivative action on behalf of the Fund if certain conditions are met. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund will not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against all claims, losses, liabilities, damages, costs, or expenses, including any legal fees and expenses, reasonably incurred or paid by them in connection with any proceeding in which they become involved as a party or otherwise on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust will not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may not bring a derivative action on behalf of the Trust unless: (i) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”), who collectively hold Shares representing ten percent (10%) or more of all Shares of the Fund issued and outstanding or ten percent (10%) of the outstanding class of Shares to which such action relates, join in the request for the Trustees to commence such action (the “10% Threshold”); and (iii) the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors if the Trustees determine not to bring such action (the “Shareholder Undertaking”). Further, to the fullest extent permitted by Delaware law, Shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must meet the 10% Threshold. The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act.

Term, Dissolution, and Liquidation

The Fund will be dissolved upon the affirmative vote to dissolve the Fund by a majority of the Shares outstanding or a vote of the Trustees of the Board without need for a Shareholder vote.

Upon the dissolution of the Fund, the Trustees of the Board are charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy all claims and obligations, including all contingent, conditional or unmatured claims and obligations of the Fund (other than debts to Shareholders); and (ii) next to the Shareholders proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in cash or in kind according to the Shareholders respective rights.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including, without limitation, Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, REITs, RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from portfolio companies treated as partnerships, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•        elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•        diversify its holdings so that at the end of each quarter of the taxable year:

•        at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

•        no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below under “— Taxation of U.S. Shareholders.”

The Fund may have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Funds holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated, including as described below under “— The Fund’s Investments — Non-U.S. Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect. If the Fund purchases debt instruments along with common stock, other equity securities or warrants, the Fund might be required to accrue OID in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such investments). OID is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital loss (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution

Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may elect to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund’s Investments — General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the co-investments, activities, income, gain and loss of the Fund.

Securities and Other Financial Assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, Including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC. In such case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make a QEF election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of the election. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “— Qualification and Taxation as a Regulated Investment Company” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

Under normal market conditions, the Fund expects to pay regular monthly distributions commencing with the first full calendar quarter following the date that the Fund first publicly sells shares to a person or entity other than the Adviser or its affiliates. The Fund intends to declare distributions and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to Shareholders no less frequently than annually, although net short-term capital gain distributions may be paid more frequently. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” the Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to U.S. federal income tax on such amount as though they had received cash.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General.    A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment.    In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•        results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•        results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•        is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment.    If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders may in certain circumstances be subject to U.S. federal income tax at a rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. It is not expected that 95% or more of the Fund’s gross income will be attributable to qualified dividend income and as such it is expected that, at most, only a portion of the dividends paid by the Fund will be eligible for the 20% U.S. federal income tax rate on qualified dividend income. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% Shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or repurchase of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or repurchase of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

Custodian and Transfer Agent

[•], located at [•], serves as the Custodian of the Fund.

[•], located at [•], serves as the Transfer Agent and dividend paying agent with respect to the Shares.

Legal Matters

Simpson Thacher & Bartlett LLP serves as counsel to the Fund. Richards, Layton & Finger, P.A. serves as special Delaware counsel.

Independent Registered Public Accounting Firm

[•], located at [•], serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: [•], located at [•].

ISQ OPENINFRA INCOME FUND

CLASS I COMMON SHARES
CLASS D COMMON SHARES
CLASS S COMMON SHARES

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PROSPECTUS

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[•]

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a Prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Dealer Manager.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED JUNE 1, 2026

ISQ OPENINFRA INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

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ISQ OpenInfra Income Fund (the “Fund”) is a non-diversified closed-end management investment company that invests primarily in private infrastructure assets in the United States and is operated as a “tender offer fund.” The Fund intends to offer three classes of Shares: Class I Shares, Class D Shares and Class S Shares (collectively, the “Shares”). The Fund has received exemptive relief (the “Multi-Class Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early repurchase fees.

This Statement of Additional Information (the “SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [•]. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares.

ISQ OpenInfra Registered Advisor LLC (the “Adviser”) is the investment adviser to the Fund.

A copy of the Prospectus may be obtained without charge by calling [•], by writing to the Fund at [•] or by visiting the Fund’s website at [•]. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This SAI is dated [•].

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Additional Investment Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of Shareholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.

Fundamental Restrictions

The Fund may not:

1.      Issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

2.      Make loans of money or property to any person except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

3.      Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the infrastructure industry.

4.      Underwrite any issue of securities except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

5.      Purchase or sell real estate except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6.      Purchase or sell commodities or contracts related to commodities except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Notes to Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly

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susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

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With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Restrictions

The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without Shareholder approval. The Fund will provide Shareholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in Infrastructure Investments. This 80% policy is a non-fundamental policy and may be changed by the Fund without a Shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a tender offer and such tender offer is not oversubscribed. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Infrastructure Investments or special purpose vehicles controlled by unaffiliated general partners that will acquire an Infrastructure Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% policy.

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Investment Practices, Techniques and Risks

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities.    For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•        Repurchase agreements, which involve purchases of debt securities.

•        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Liquid Assets.    To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of liquid investments such as cash, cash equivalents, traded debt instruments (broadly syndicated loans, high yield bonds, convertible securities and notes), fixed income securities, money market funds and other short-term investments and U.S. Treasury securities.

Yield and Ratings Risk.    The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

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U.S. Debt Securities Risk.    The Fund may have exposure to debt securities indirectly through investment vehicles. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk.    The Fund may have exposure to corporate bonds indirectly through investment vehicles. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Bank Loans Risk.    The Fund may have exposure to bank loans indirectly through investment vehicles. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Derivatives Risk.    A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

•        Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from

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achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•        Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•        Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•        Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•        Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•        Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•        Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•        Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•        Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•        Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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•        Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•        Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Portfolio Funds that can be drawn at the discretion of the Portfolio Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Portfolio Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Portfolio Fund as the trade date for determining whether the purchase of the Portfolio Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options.    The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

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Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

While not expected, the Fund may buy or sell (“write”) both call options and put options, and when it writes options, it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns investments of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in investments of the same class and amount. The Fund’s option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another investment position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of investments with a small commitment of capital. The Fund may also use warrants in substantially the same manner as call options. Warrants are long-term options to purchase particular securities to be used by, or owned by, the issuer of the warrants. The foregoing activities involve risks that can be substantial, depending on the circumstances.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Futures Contracts.    The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

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There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements.    The Fund or a portfolio company may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

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Interest Rate, Mortgage and Credit Swaps.    The Fund or a portfolio company may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps.    The Fund or a portfolio company may enter into equity index swaps. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. The Fund or a portfolio company may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps.    The Fund or a portfolio company may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s or the portfolio company’s performance. If there is a default by the other party to such a transaction, the Fund or the portfolio company will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps.    The Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions.    The Fund or a portfolio company may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

General Limitations on Certain Futures, Options and Swap Transactions.    The Adviser, with respect to the Fund, intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Convertible Securities.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The

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credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

When-Issued Securities and Forward Commitments.    Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds.    The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Covenant-Lite Loans.    A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). The Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategy. If the Fund does invest in such loans, they may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

Equity Securities Risk.    Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private asset sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than

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common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Securities of Other Investment Companies Risk.    The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts. The Fund also may invest in ETFs, as described in additional detail under “— ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles Risk.    The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below

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its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Publicly Traded Equity Securities Risk.    Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private asset funds and private asset firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities Risk.    The Fund may make investments in publicly listed companies whose primary business is managing investments in private assets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private assets generally involve publicly listed companies that pursue the business of private assets, including listed private equity and credit companies, listed funds of funds, BDCs, special purpose acquisition companies (SPACs), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private asset funds are typically regulated vehicles listed on a public stock exchange that invest in private asset transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private asset investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private asset investments usually have an indefinite duration.

Publicly traded private assets occupies a small portion of the private assets universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private assets, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private assets.

Publicly traded private assets are typically liquid and capable of being traded daily, in contrast to direct investments and private asset funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private asset transactions are significantly easier to execute than other types of private assets, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

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Repurchase Agreements Risk.    The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements Risk.    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Restricted Securities and Rule 144A Securities Risk.    The Fund may have exposure to “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration

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statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Fund Managers believe accurately reflects fair value.

Private Investments in Public Equity Risk.    The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Emerging Markets Investments Risk.    The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

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Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

16

Management of the Fund

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and other directorships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of ISQ OpenInfra Income Fund, 600 Brickell Avenue, Penthouse, Miami, FL 33131.

Name, position(s), address and year of birth	Term of office and length of time served	Number of funds in Fund Complex overseen by Trustee(1)	Principal occupation(s) during past five years	Other directorships held by trustee during past five years(3)
Independent Trustees(2)
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]

____________

(1)      “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

(2)      Trustees who are not considered to be “interest persons” of the Fund as defined in the 1940 Act are considered to be “Independent Trustees.”

(3)      This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

Name, position(s), address and year of birth	Term of office and length of time served	Number of funds in Fund Complex overseen by Trustee(1)	Principal occupation(s) during past five years	Other directorships held by Trustee during past five years(2)
Interested Trustees
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]

Officers
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]
[•]	[•]	1	[•]	[•]

____________

(1)      “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

(2)      This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

[•]

17

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [•], 2026, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
[•]	None	None
[•]	None	None

Independent Trustees
[•]	None	None
[•]	None	None
[•]	None	None

As the Fund is newly-offered, as of [•], 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

No compensation is paid by the Fund to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of the Fund. Each Trustee of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from the Fund annual cash retainer fees and annual fees for serving as a committee chairperson. The annual retainer paid to each Independent Trustee of the Board is $[•]. The Chair of the Audit Committee receives an additional payment of $[•] per year. The Chair of the Governance Committee receives an additional payment of $[•] per year. The Independent Trustees also receive reimbursement from the Fund for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Trustees.

The following table sets forth the compensation paid to each Independent Trustee for the Fund’s fiscal year ended [•], 2026.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Interested Trustees
[•]	[ ]	None
[•]	[ ]	None
[•]	[ ]	None

____________

*        “Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

Compensation of the Portfolio Manager

The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of ISQ. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business. For their services to the Fund, the portfolio managers receive a salary, a discretionary bonus, and certain retirement benefits from the Adviser or its affiliates.

18

Portfolio Manager

The portfolio managers are the members of the ICOMM who are primarily responsible for the day-to-day management of the Fund. They also manage other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [•], 2026: (i) the pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the AUM of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*		Other Pooled Investment Companies and Total Assets for such Accounts*			Number of Other Accounts Managed and Total Assets for such Accounts*
	# of accounts	AUM	# of accounts	AUM		# of accounts	AUM
Sadek Wahba	0	$0	[•]	$	[•]	[•]	$	[•]
Gautam Bhandari	0	$0	[•]	$	[•]	[•]	$	[•]
David Rosenblum	0	$0	[•]	$	[•]	[•]	$	[•]

____________

*        Assets in millions

Securities Ownership of Portfolio Manager

The following is the dollar range of Fund Shares beneficially owned by the portfolio managers as of the date of this Prospectus (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned**
Sadek Wahba	None
Gautam Bhandari	None
David Rosenblum	None

____________

**      Ranges (None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000).

Codes of Ethics

The Adviser and the Dealer Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics will be included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures will be included as Appendix A to the SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling the Fund at [•], (ii) on the Fund’s website at [•] or (iii) by visiting the SEC’s website at www.sec.gov.

19

Brokerage Allocation and Other Practices

Since the Fund will generally acquire and dispose of our investments in privately negotiated transactions, the Fund will infrequently use brokers in the normal course of its business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Control Persons and Principal Shareholders

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [•], 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

In connection with the Proposed Reorganization, shareholders of the Predecessor Fund (the “Anchor Investors”) will receive Class [ ] Shares. The Anchor Investors will not bear any transaction fee. At the commencement of the Fund’s operations, the Anchor Investors will in the aggregate own of record and beneficially almost 100% of the outstanding Shares, and one or more of them may be deemed to control the Fund. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Shares. This ownership will fluctuate as other investors purchase Shares and the Fund repurchases Shares in connection with any repurchase offers the Board may authorize. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of Shareholders.

Portfolio Turnover

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its Shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may result in taxable gains being passed to Shareholders sooner than would otherwise be the case. Since the Fund currently has no operating history, there is no portfolio turnover rate available.

20

Financial Statements

The Fund has not yet commenced operations and, therefore, no financial information is available. Once produced, you can obtain a copy of the financial statements contained in the Fund’s semi-annual or annual reports without charge through the Fund’s website at [•].

Independent Registered Public Accounting Firm

[•], located at [•], serves as the Fund’s independent registered public accounting firm, whose services include an audit of the Fund’s financial statements and the performance of other related audit and tax services.

Custodian and Transfer Agent

The custodian of the assets of the Fund is [•] (the “Custodian”), located at [•]. The Custodian performs custodial, fund accounting and portfolio accounting services. [•], located at [•], serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

Legal Matters

Certain legal matters in connection with the Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP and, with respect to certain matters of Delaware law, by Richards, Layton & Finger, P.A. Simpson Thacher & Bartlett LLP may rely on the opinion of Richards, Layton & Finger, P.A. as to certain matters of Delaware law.

Additional Information

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Fund’s registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s registration statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference. Copies of the Fund’s registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

21

APPENDIX A

ISQ OpenInfra Registered Advisor LLC
PROXY POLICY AND PROCEDURE

To be provided by amendment.

A-1

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

1.      Financial Statements:

Part A: None

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements(2)

2.      Exhibits

(a)(1)	Certificate of Trust(1)
(a)(2)	Amended and Restated Agreement and Declaration of Trust(2)
(b)	Bylaws(2)
(c)	Not applicable
(d)	Form of Multi-Class Plan(2)
(e)	Form of Distribution Reinvestment Plan(2)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement(2)
(h)(1)	Form of Distribution Agreement(2)
(h)(2)	Form of Dealer Agreement(2)
(h)(3)	Form of Distribution and Servicing Plan(2)
(i)	Not applicable
(j)	Form of Custody Agreement(2)
(k)(1)	Form of Affiliate Administration Agreement(2)
(k)(2)	Form of Services Agreement(2)
(k)(3)	Form of Expense Limitation Agreement(2)
(k)(4)	Form of Trademark License Agreement(2)
(k)(5)	Form of Transfer Agent Services Agreement(2)
(l)	Opinion and Consent of Delaware Counsel(2)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm(2)
(p)	Subscription Agreement(2)
(q)	Not applicable
(r)(1)	Code of Ethics of Registrant(2)
(r)(2)	Code of Ethics of Adviser(2)
(r)(3)	Code of Ethics of Dealer Manager(2)
(s)	Filing Fee Table(1)
(t)	Power of Attorney(2)

____________

(1)      Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement on N-2 (File Nos. 333-281651; 811-23995), filed on August 19, 2024.

(2)      To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Dealer Agreement, forms of which will be filed as Exhibits (h)(1) and (h)(2), respectively, to this Registration Statement by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$	[•]
Printing and engraving expenses		[•]
Accounting fees and expenses		[•]
Legal fees and expenses		[•]
Miscellaneous		[•]
Total	$	[•]

Item 28. Persons Controlled by or Under Common Control

To be provided by amendment.

Item 29. Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of [•], 2026.

Title of Class	Number of Record Holders
Class I Shares	[•]
Class D Shares	N/A
Class S Shares	N/A

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Adviser

ISQ OpenInfra Registered Advisor LLC (the “Adviser”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to the Registrant. The Adviser’s offices are located at 600 Brickell Avenue, Penthouse, Miami, FL 33131. Information as to the officers and directors of the Adviser is included in its current Form ADV File No. 801-131893 filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

ISQ OpenInfra Registered Advisor LLC, the Registrant’s investment adviser, at 600 Brickell Avenue, Penthouse, Miami, FL 33131 (records relating to its functions as investment adviser).

[•], the Registrant’s dealer manager, at [•] (records relating to its functions as dealer manager).

[•], the Registrant’s custodian, at [•] (records relating to its functions as custodian).

[•], the Registrant’s administrator, at [•] (relating to its functions as administrator).

[•], the Registrant’s transfer agent, at [•] (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.      Not applicable.

2.      Not applicable.

3.      The Registrant undertakes:

a.      To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.       to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.      to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii.     to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.      that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.      to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.      that, for the purpose of determining liability under the Securities Act to any purchaser:

i.       if the Registrant is subject to Rule 430B under the Securities Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b) (3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.      if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.      that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.       any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.      free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.     the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.      any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.      The Registrant undertakes:

a.      that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act will be deemed to be a part of the Registration Statement as of the time it was declared effective.

b.      that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering thereof.

5.      The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or SAI.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami in the State of Florida on the 1st day of June, 2026.

ISQ OPENINFRA INCOME FUND
By:	/s/ Gautam Bhandari
	Name:	Gautam Bhandari
	Title:	Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

By:	/s/ Gautam Bhandari
	Name:	Gautam Bhandari
	Title:	Initial Trustee